As filed with the Securities and Exchange Commission on May 29, 1998.

                                                     1933 Act File No. 33-34929
                                                     1940 Act File No. 811-06110


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                   FORM N-lA
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
                        Pre-Effective Amendment No.                          [ ]

                        Post-Effective Amendment No. 18                      [X]

                                      and
                          REGISTRATION STATEMENT UNDER
                     THE INVESTMENT COMPANY ACT OF 1940                      [X]

                               Amendment No. 20                              [X]


                     LM Institutional Fund Advisors I, Inc.
               (Exact Name of Registrant as Specified in Charter)

                                100 Light Street
                           Baltimore, Maryland 21202
                    (Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (410) 539-0000

                                   Copies to:
CHARLES A. BACIGALUPO                              BRYAN CHEGWIDDEN, ESQ.
100 Light Street                                   Ropes & Gray
Baltimore, Maryland 21202                          One International Place
(Name and Address of                               Boston, Massachusetts  02110
 Agent for Service)

It is proposed that this filing will become effective:

[   ] immediately upon filing pursuant to Rule 485(b)
[ X ] on June 1, 1998 pursuant to Rule 485(b)
[   ] 60 days after filing pursuant to Rule 485(a)(i)
[   ] on         , 1998 pursuant to Rule 485(a)(i)
[   ] 75 days after filing pursuant to Rule 485(a)(ii)\
[   ] on              pursuant to Rule 485(a)(ii)

If appropriate, check the following box:
[   ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                           WESTERN ASSET TRUST, INC.

                       Contents of Registration Statement

This registration statement consists of the following papers and documents:

Cover Sheet

Table of Contents

Cross Reference Sheets

Part A

Prospectus for the following Portfolios:


Western Asset Limited Duration Portfolio
Western Asset Intermediate Portfolio
Western Asset Intermediate Plus Portfolio
Western Asset Core Portfolio
Western Asset Core Plus Portfolio
Western Asset Non-U.S. Fixed Income Portfolio
Western Asset Money Market Portfolio
Western Asset Government Money Market Portfolio
Western Asset High Yield Portfolio
Western Asset Global Strategic Income Portfolio
Western Asset Enhanced Equity Portfolio


Prospectus for the following Portfolios:

International Securities Portfolio
Corporate Securities Portfolio
Mortgage Securities Portfolio

Part B

Statement of Additional Information for the following Portfolios:


Western Asset Enhanced Equity Portfolio
Western Asset Core Portfolio
Western Asset Core Plus Portfolio
Western Asset Intermediate Portfolio
Western Asset Intermediate Plus Portfolio
Western Asset Limited Duration Portfolio
Western Asset Non-U.S. Fixed Income Portfolio
Western Asset Money Market Portfolio
Western Asset Government Money Market Portfolio
Western Asset High Yield Portfolio
Western Asset Global Strategic Income Portfolio


Statement of Additional Information for the following Portfolios:

International Securities Portfolio
Corporate Securities Portfolio

Mortgage Securities Portfolio


Part C - Other Information

Signature Page

Exhibit Index

Exhibits

                           WESTERN ASSET TRUST, INC.
                    Western Asset Limited Duration Portfolio
                      Western Asset Intermediate Portfolio
                   Western Asset Intermediate Plus Portfolio
                          Western Asset Core Portfolio
                       Western Asset Core Plus Portfolio
                 Western Asset Non-U.S. Fixed Income Portfolio
                      Western Asset Money Market Portfolio
                Western Asset Government Money Market Portfolio
                       Western Asset High Yield Portfolio
                Western Asset Global Strategic Income Portfolio
                    Western Asset Enhanced Equity Portfolio


                             Cross Reference Sheet
                             ---------------------

Part A. Item No.                                     Prospectus Caption
----------------                                     ------------------
              1                                      Cover Page

              2                                      Prospectus Summary; Expense Information

              3                                      Financial Highlights; Performance Data

              4                                      Description of Each Portfolio and Its Investment
                                                     Strategy; Common Investment Policies and Techniques;
                                                     Risk Factors

              5                                      Management of the Portfolios; Expense Information;
                                                     Back Cover Page


              6                                      Dividends and Distributions to Shareholders; Tax
                                                     Information

              7                                      Purchase of Shares; Net Asset Value

              8                                      Redemption of Shares

              9                                      Not Applicable


                           WESTERN ASSET TRUST, INC.

                       International Securities Portfolio
                         Mortgage Securities Portfolio
                         Corporate Securities Portfolio

                             Cross Reference Sheet
                             ---------------------


Part A. Item No.                                     Prospectus Caption
----------------                                     ------------------
              1                                      Cover Page

              2                                      Prospectus Summary; Expense Information

              3                                      Financial Highlights; Other Information

              4                                      Investment Objectives and Policies; Description of
                                                     Securities and Investment Techniques; Other Information

              5                                      Management of the Fund; Expense Information; Back
                                                     Cover Page

              5A                                     Not Applicable as to the International Securities Portfolio
                                                     because the information called for by this item with
                                                     respect to such Portfolio was contained in the annual
                                                     report of such Portfolio.  Not applicable as to the
                                                     Mortgage Securities and Corporate Securities Portfolio in
                                                     reliance on Instruction 5 to Item 5A, because the
                                                     Statement of Additional Information does not contain
                                                     audited financial statements covering a period of
                                                     operations of such Portfolios of at least six months.

              6                                      Dividends and Other Distributions; Federal Tax
                                                     Treatment of Dividends and Other Distributions; Other
                                                     Information

              7                                      Purchase of Shares; How Net Asset
                                                     Value is Determined; Other Information

              8                                      Redemption of Shares

              9                                      Not Applicable



                           WESTERN ASSET TRUST, INC.
                    Western Asset Limited Duration Portfolio
                      Western Asset Intermediate Portfolio
                   Western Asset Intermediate Plus Portfolio
                          Western Asset Core Portfolio
                       Western Asset Core Plus Portfolio
                 Western Asset Non-U.S. Fixed Income Portfolio
                      Western Asset Money Market Portfolio
                Western Asset Government Money Market Portfolio
                       Western Asset High Yield Portfolio
                Western Asset Global Strategic Income Portfolio
                    Western Asset Enhanced Equity Portfolio


                             Cross Reference Sheet
                             ---------------------


                                                     Statement of Additional
Part B. Item No.                                     Information Caption
----------------                                     -----------------------

             10                                      Cover Page

             11                                      Table of Contents

             12                                      Not Applicable

             13                                      Additional Information About
                                                       Investment Limitations and
                                                       Policies

             14                                      Management of the Portfolios

             15                                      Principal Holders of Securities

             16                                      Management of the Portfolios;
                                                       Other Information

             17                                      Portfolio Transactions and
                                                      Brokerage

             18                                      Other Information

             19                                      Purchases and Redemptions

             20                                      Additional Tax Information

             21                                      Management of the Portfolios

             22                                      Other Information

             23                                      Financial Statements


                           WESTERN ASSET TRUST, INC.

                       International Securities Portfolio
                         Mortgage Securities Portfolio
                         Corporate Securities Portfolio


                             Cross Reference Sheet
                             ---------------------

                                                     Statement of Additional
Part B. Item No.                                     Information Caption
----------------                                     -----------------------

             10                                      Cover Page

             11                                      Table of Contents

             12                                      Not Applicable

             13                                      Additional Information About
                                                       Investment Limitations and
                                                       Policies

             14                                      Management of the Fund

             15                                      Principal Holders of Securities

             16                                      Management of the Fund;
                                                       Other Information

             17                                      Portfolio Transactions and
                                                      Brokerage

             18                                      Other Information

             19                                      Purchases and Redemptions

             20                                      Additional Tax Information

             21                                      Management of the Fund

             22                                      Other Information

             23                                      Financial Statements And Reports of
                                                       Independent Accountants


LM  INSTITUTIONAL  FUND  ADVISORS                                JUNE 1, 1998
-------------------------------------------------------------------------------


IMPORTANT INFORMATION!
-------------------------------------------------------------------------------


This prospectus offers shares in eleven, no-load mutual funds comprising LM Institutional Fund Advisors I, Inc. (each a "Portfolio"). The Portfolios, which are intended to serve as investment vehicles for institutional investors such as pension plans, endowments and foundations, offer two classes of shares: the Institutional Class and the Financial Intermediary Class.

This prospectus explains concisely what you should know before investing in the Portfolios. Please read it carefully and keep it for future reference. You can find more detailed information in the June 1, 1998 statement of additional information (the "SAI"), as amended from time to time. For a free copy of the SAI or other information, call Legg Mason Wood Walker, Incorporated ("LMWW") at 1-800-822- 5544. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated into this prospectus by reference.

THE WESTERN ASSET HIGH YIELD PORTFOLIO AND THE WESTERN ASSET GLOBAL STRATEGIC INCOME PORTFOLIO MAY INVEST ALL OF THEIR ASSETS IN LOWER-RATED BONDS, COMMONLY KNOWN AS "JUNK BONDS." INVESTMENTS OF THIS TYPE ARE SUBJECT TO A GREATER RISK OF LOSS OF PRINCIPAL AND NONPAYMENT OF INTEREST. INVESTORS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THESE PORTFOLIOS. FOR MORE INFORMATION CONCERNING THESE RISKS, SEE "COMMON INVESTMENT POLICIES AND TECHNIQUES; RISK FACTORS."


PORTFOLIO                                                                 PAGE
-------------------------------------------------------------------------------
Western Asset Government Money Market Portfolio..........................
Western Asset Money Market Portfolio.....................................
Western Asset Limited Duration Portfolio.................................
Western Asset Intermediate Portfolio.....................................
Western Asset Intermediate Plus Portfolio................................
Western Asset Core Portfolio.............................................
Western Asset Core Plus Portfolio........................................
Western Asset High Yield Portfolio.......................................
Western Asset Non-U.S. Fixed Income Portfolio............................
Western Asset Global Strategic Income Portfolio..........................
Western Asset Enhanced Equity Portfolio..................................


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


AN INVESTMENT IN THE WESTERN ASSET GOVERNMENT MONEY MARKET PORTFOLIO OR THE WESTERN ASSET MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT EITHER PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

TABLE  OF  CONTENTS
--------------------------------------------------------------------------------


PROSPECTUS  SUMMARY..............................................................................................
EXPENSE  INFORMATION.............................................................................................
      Western Asset Government Money Market Portfolio      ......................................................
      Western Asset Money Market Portfolio                 ......................................................
      Western Asset Limited Duration Portfolio             ......................................................
      Western Asset Intermediate Portfolio                 ......................................................
      Western Asset Intermediate Plus Portfolio            ......................................................
      Western Asset Core Portfolio                         ......................................................
      Western Asset Core Plus Portfolio                    ......................................................
      Western Asset High Yield Portfolio                   ......................................................
      Western Asset Non-U.S. Fixed Income Portfolio        ......................................................
      Western Asset Global Strategic Income Portfolio      ......................................................
      Western Asset Enhanced Equity Portfolio              ......................................................
FINANCIAL  HIGHLIGHTS............................................................................................
      Western Asset Limited Duration Portfolio             ......................................................
      Western Asset Intermediate Portfolio                 ......................................................
      Western Asset Core Portfolio                         ......................................................
DESCRIPTION  OF  EACH  PORTFOLIO  AND  ITS
      INVESTMENT  STRATEGY.......................................................................................
      Western Asset Government Money Market Portfolio      ......................................................
      Western Asset Money Market Portfolio                 ......................................................
      Western Asset Limited Duration Portfolio             ......................................................
      Western Asset Intermediate Portfolio                 ......................................................
      Western Asset Intermediate Plus Portfolio            ......................................................
      Western Asset Core Portfolio                         ......................................................
      Western Asset Core Plus Portfolio                    ......................................................
      Western Asset High Yield Portfolio                   ......................................................
      Western Asset Non-U.S. Fixed Income Portfolio        ......................................................
      Western Asset Global Strategic Income Portfolio      ......................................................
      Western Asset Enhanced Equity Portfolio              ......................................................
COMMON  INVESTMENT  POLICIES  AND  TECHNIQUES;
      RISK  FACTORS..............................................................................................
      Foreign Securities                                   ......................................................
      Options and Futures                                  ......................................................
      Foreign Currency Exchange Transactions               ......................................................


      Preferred Stocks and Convertible Securities          ......................................................
      Debt and Fixed Income Securities                     ......................................................
      Commercial Paper and Other Short-term Investments    ......................................................
      Duration                                             ......................................................
      Loan Participations and Assignments                  ......................................................
      Indexed Securities and Structured Notes              ......................................................
      Forward Commitments                                  ......................................................
      Restricted and Illiquid Securities                   ......................................................
      Securities of Other Investment Companies             ......................................................
      Repurchase Agreements                                ......................................................
      Reverse Repurchase Agreements and Other Borrowing    ......................................................
      Loans of Portfolio Securities                        ......................................................
      Portfolio Turnover                                   ......................................................
      Alternative Investment Strategies                    ......................................................
      New Investment Products                              ......................................................
      Investment Policies                                  ......................................................
PERFORMANCE  DATA................................................................................................
MANAGEMENT  OF  THE  PORTFOLIOS..................................................................................
      Boards of Directors                                  ......................................................
      Manager, Advisers                                    ......................................................
      Distributors                                         ......................................................
      Portfolio Transactions                               ......................................................
      Expenses                                             ......................................................
ORGANIZATION  AND  HISTORY.......................................................................................
PURCHASE  OF  SHARES.............................................................................................
      Initial Investment                                   ......................................................
      Additional Investments                               ......................................................
      Other Purchase Information                           ......................................................
      Retirement Plans                                     ......................................................
      Account Registration Changes                         ......................................................
DISTRIBUTION  PLANS..............................................................................................
REDEMPTION  OF  SHARES...........................................................................................
      Signature Guarantee                                  ......................................................
EXCHANGE  PRIVILEGE..............................................................................................
NET  ASSET  VALUE................................................................................................
DIVIDENDS  AND  DISTRIBUTIONS  TO  SHAREHOLDERS..................................................................
TAX  INFORMATION.................................................................................................
APPENDIX  A  --  SECURITIES  RATINGS.............................................................................

                                      -3-

PROSPECTUS  SUMMARY
-------------------------------------------------------------------------------


                                    GENERAL
-------------------------------------------------------------------------------

         LM Institutional Fund Advisors I, Inc. (the "Corporation") is comprised of a variety of separate investment portfolios. The Corporation was organized as a Maryland corporation on May 16, 1990.


                          COMPARISON OF THE PORTFOLIOS
-------------------------------------------------------------------------------

         The following chart provides general information about each Portfolio. It is qualified in its entirety by the more complete descriptions of the Portfolios appearing elsewhere in this prospectus.




PORTFOLIOS                         INVESTMENT OBJECTIVES                 PRIMARY INVESTMENTS
---------------------------------------------------------------------------------------------------------------


Western Asset Government           Obtain high current income            U.S. Government money market
Money Market Portfolio             consistent with liquidity and         instruments
                                   conservation of principal
---------------------------------------------------------------------------------------------------------------
Western Asset Money Market         Obtain high current income            Money market instruments
Portfolio                          consistent with liquidity and
                                   conservation of principal
---------------------------------------------------------------------------------------------------------------
Western Asset Limited              Maximize total return, consistent     Short and intermediate maturity fixed
Duration Portfolio                 with prudent investment               income securities.  Overall duration
                                   management and liquidity needs,       normally 1-3 years.
                                   by investing to obtain the average
                                   duration specified for the
                                   Portfolio
---------------------------------------------------------------------------------------------------------------
Western Asset Intermediate         Maximize total return, consistent     Short and intermediate maturity fixed
Portfolio                          with prudent investment               income securities.  Overall duration
                                   management and liquidity needs,       normally 2-4 years.
                                   by investing to obtain the average
                                   duration specified for the
                                   Portfolio
---------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------
Western Asset Intermediate         Maximize total return, consistent     Short and intermediate maturity fixed
Plus Portfolio                     with prudent investment               income securities, including foreign
                                   management and liquidity needs,       currency denominated securities
                                   by investing to obtain the average    and lower-rated securities.  Overall
                                   duration specified for the            duration normally 2-4 years.
                                   Portfolio
---------------------------------------------------------------------------------------------------------------
Western Asset Core Portfolio       Maximize total return, consistent     Broad range of fixed income securities.
                                   with prudent investment               Overall duration currently expected to be
                                   management and liquidity needs,       4-6 years.
                                   by investing to obtain the average
                                   duration specified for the
                                   Portfolio
---------------------------------------------------------------------------------------------------------------
Western Asset Core Plus            Maximize total return, consistent     Broad range of fixed income securities,
Portfolio                          with prudent investment               including foreign currency denominated
                                   management and liquidity needs,       securities and lower-rated securities.
                                   by investing to obtain the average    Overall duration currently expected to
                                   duration specified for the            be 4-6 years.
                                   Portfolio
---------------------------------------------------------------------------------------------------------------
Western Asset High Yield           Maximize total return, consistent     Lower-rated fixed income securities.
Portfolio                          with prudent investment
                                   management
---------------------------------------------------------------------------------------------------------------
Western Asset Non-U.S.             Maximize total return, consistent     Foreign fixed income securities.
Fixed Income Portfolio             with prudent investment
                                   management
---------------------------------------------------------------------------------------------------------------
Western Asset Global               Income and capital appreciation       Domestic and foreign fixed income
Strategic Income Portfolio                                               securities, including lower-rated
                                                                         fixed income securities.
---------------------------------------------------------------------------------------------------------------
Western Asset Enhanced             Long-term total return                S&P 500 derivatives and stocks, and a
Equity Portfolio                                                         broad range of fixed income securities
---------------------------------------------------------------------------------------------------------------




                              MANAGER AND ADVISERS
-------------------------------------------------------------------------------

     LM Institutional Advisors, Inc. (the "Manager") serves as the investment manager to each Portfolio. Western Asset Management Company ("Western Asset") is the investment adviser to each of the Portfolios other than the Western Asset Non-U.S. Fixed Income Portfolio. With respect to the Western Asset Intermediate Plus, Western Asset Core Plus, and Western Asset Global Strateic Income Portfolios, Western Asset shares this responsibility with Western Asset Global Management Limited ("WAGM"). WAGM also serves as the investment adviser to the Western Asset Non-U.S. Fixed Income Portfolio. Collectively Western Asset and WAGM are referred to herein as "Advisers" and individually as the "Adviser."

                              CERTAIN RISK FACTORS
-------------------------------------------------------------------------------

         In addition to the typical risks of investing in securities, and in fixed income securities in particular (as well as equity securities for the Western Asset Enhanced Equity Portfolio), the Portfolios may be subject to certain special risks. These risks include the risks associated with investing in: foreign markets and in the securities of foreign issuers (these risks increase to the extent a Portfolio invests in emerging markets); derivative securities (which tend to be more volatile than the underlying security); and lower rated securities (high yield or junk bonds). See "Description of Each Portfolio and Its Investment Strategy" and "Common Investment Policies and Techniques; Risk Factors" for more information about which Portfolios are likely to be subject to the foregoing risks and a description of other risks to which the Portfolios are subject.



                               PURCHASE OF SHARES
-------------------------------------------------------------------------------

         The Portfolios offer two classes of shares: Institutional Class and Financial Intermediary Class. Shares in the Financial Intermediary Class bear a 12b-1 fee. See "Distribution Plans" below for more information. The minimum initial investment is $1 million, subject to certain exceptions. See "Purchase of Shares."


                           REDEMPTIONS AND EXCHANGES
-------------------------------------------------------------------------------

         Shares of each Portfolio may be redeemed without cost at the relevant net asset value per share next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price. See "Redemption of Shares." Shares of any Portfolio may be exchanged on the basis of relative net asset values for shares of the same class of any other Portfolio or of any portfolio of LM Institutional Fund Advisors II, Inc. See "Exchange Privilege."


                          DIVIDENDS AND DISTRIBUTIONS
-------------------------------------------------------------------------------

         The Western Asset Government Money Market Portfolio and the Western Asset Money Market Portfolio declare dividends daily (out of their net investment income for that day) and pay dividends monthly. Each of the other Portfolios declares and pays dividends quarterly out of its net investment income for that quarter. Distributions of net realized capital gains are made annually. All dividends and distributions will be reinvested automatically at net asset value in additional shares of the same class of the same Portfolio, unless cash payment is requested. See "Dividends and Distributions to Shareholders."

EXPENSE  INFORMATION
-------------------------------------------------------------------------------

         Expenses are one of several factors to consider when investing. The following tables contain expense information about the Portfolios based on the most recent fiscal period (in the case of the Western Asset Limited Duration Portfolio, the Western Asset Intermediate Portfolio and the Western Asset Core Portfolio) or amounts expected to be incurred in the current fiscal year (in the case of the other Portfolios). The examples show the cumulative expenses attributable to a hypothetical $1,000 investment over specified periods, assuming 5% annual return and redemption at the end of each period. The paragraph following the tables and examples contains additional information about the tables, the examples and the Portfolios' expenses.

                WESTERN ASSET GOVERNMENT MONEY MARKET PORTFOLIO

--------------------------------------------------------------------------------



                           Institutional                 Financial
                              Class                  Intermediary Class             Institutional Class Example
                           -------------             ------------------             ---------------------------

Shareholder
Transaction Expenses          None                         None                          1 year        $ 4
                                                                                         3 years       $13
Annual Fund
Operating Expenses
(as a percentage of                                                                     Financial Intermediary
 average net assets)                                                                         Class Example
                                                                                       -----------------------
      Management Fees           .15%                        .15%                         1 year        $ 5
      (reflecting expense                                                                3 years       $16
      limitations)
      12b-1 Fees                None                        .10%
      Other Expenses            .15%                        .15%
                                ---                         ---
Total
Operating Expenses              .30%                        .40%
(reflecting expense             ===                         ===
      limitations)
         Financial




                      WESTERN ASSET MONEY MARKET PORTFOLIO

--------------------------------------------------------------------------------



                           Institutional                 Financial
                              Class                  Intermediary Class             Institutional Class Example
                           -------------             ------------------             ---------------------------
                                                                                         1 year      $ 4
                                                                                         3 years     $13
Shareholder
Transaction Expenses            None                        None

Annual Fund
Operating Expenses
(as a percentage of                                                                     Financial Intermediary
 average net assets)                                                                         Class Example
                                                                                       -----------------------
      Management Fees           .15%                         .15%                        1 year        $ 5
      (reflecting expenses                                                               3 years       $16
      limitations)
      12b-1 Fees                None                         .10%
      Other Expenses            .15%                         .15%
Total                           ---                          ---
Operating Expenses              .30%                         .40%
(reflecting expense             ===                          ===
      limitations)


                    WESTERN ASSET LIMITED DURATION PORTFOLIO
--------------------------------------------------------------------------------



                           Institutional                 Financial
                              Class                  Intermediary Class             Institutional Class Example
                           -------------             ------------------             ---------------------------
Shareholder                                                                              1 year      $ 4
Transaction Expenses            None                        None                         3 years     $13
                                                                                         5 years     $22
Annual Fund                                                                              10 years    $51
Operating Expenses
(as a percentage of
 average net assets)                                                                   Financial Intermediary
                                                                                            Class Example
                                                                                       -----------------------
      Management Fees           .25%                         .25%
      (reflecting expenses                                                                 1 year        $ 7
      limitations)                                                                         3 years       $21
      12b-1 Fees                None                         .25%                          5 years       $36
      Other Expenses            .15%                         .15%                          10 years      $81
                                ---                          ---
Total
Operating Expenses              .40%                         .65%
(reflecting expense             ===                          ===
      limitations)








                      WESTERN ASSET INTERMEDIATE PORTFOLIO
--------------------------------------------------------------------------------



                           Institutional                 Financial
                              Class                  Intermediary Class             Institutional Class Example
                           -------------             ------------------             ---------------------------
Shareholder                                                                              1 year      $ 5
Transaction Expenses            None                        None                         3 years     $14
                                                                                         5 years     $25
Annual Fund                                                                              10 years    $57
Operating Expenses
(as a percentage of
 average net assets)                                                                   Financial Intermediary
                                                                                            Class Example
                                                                                       -----------------------
      Management Fees           .30%                         .30%                          1 year        $ 7
      (reflecting expenses                                                                 3 years       $22
      limitations)                                                                         5 years       $39
      12b-1 Fees                None                         .25%                          10 years      $87
      Other Expenses            .15%                         .15%
                                ---                          ---
Total
Operating Expenses              .45%                         .70%
(reflecting expense             ===                          ===
      limitations)



                   WESTERN ASSET INTERMEDIATE PLUS PORTFOLIO
--------------------------------------------------------------------------------



                           Institutional                 Financial
                              Class                  Intermediary Class             Institutional Class Example
                           -------------             ------------------             ---------------------------

Shareholder                                                                              1 year      $ 5
Transaction Expenses            None                        None                         3 years     $14

Annual Fund
Operating Expenses
(as a percentage of                                                                    Financial Intermediary
 average net assets)                                                                        Class Example
                                                                                       -----------------------
      Management Fees           .30%                         .30%                          1 year        $ 7
      (reflecting expenses                                                                 3 years       $22
      limitations)
      12b-1 Fees                None                         .25%
      Other Expenses            .15%                         .15%
                                ---                          ---
Total
Operating Expenses              .45%                         .70%
(reflecting expense             ===                          ===
      limitations)






                          WESTERN ASSET CORE PORTFOLIO
--------------------------------------------------------------------------------



                           Institutional                 Financial
                              Class                  Intermediary Class             Institutional Class Example
                           -------------             ------------------             ---------------------------
                                                                                         1 year      $ 5
Shareholder                                                                              3 years     $16
Transaction Expenses            None                        None                         5 years     $28
                                                                                         10 years    $63
Annual Fund
Operating Expenses
(as a percentage of                                                                    Financial Intermediary
 average net assets)                                                                        Class Example
                                                                                       -----------------------
      Management Fees           .40%                         .40%                          1 year        $ 8
      (reflecting expenses                                                                 3 years       $24
      limitations)                                                                         5 years       $42
      12b-1 Fees                None                         .25%                          10 years      $93
      Other Expenses            .10%                         .10%
                                ---                          ---
Total
Operating Expenses              .50%                         .75%
(reflecting expense             ===                          ===
      limitations)



                       WESTERN ASSET CORE PLUS PORTFOLIO
--------------------------------------------------------------------------------



                           Institutional                 Financial
                              Class                  Intermediary Class             Institutional Class Example
                           -------------             ------------------             ---------------------------
                                                                                         1 year      $ 5
Shareholder                                                                              3 years     $16
Transaction Expenses            None                        None

Annual Fund
Operating Expenses
(as a percentage of                                                                    Financial Intermediary
 average net assets)                                                                        Class Example
                                                                                       -----------------------
      Management Fees           .35%                         .35%                          1 year        $ 8
      (reflecting expenses                                                                 3 years       $24
      limitations)
      12b-1 Fees                None                         .25%
      Other Expenses            .15%                         .15%
                                ---                          ---
Total
Operating Expenses              .50%                         .75%
(reflecting expense             ===                          ===
      limitations)






                       WESTERN ASSET HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------



                           Institutional                 Financial
                              Class                  Intermediary Class             Institutional Class Example
                           -------------             ------------------             ---------------------------
                                                                                         1 year      $ 6
Shareholder                                                                              3 years     $18
Transaction Expenses            None                        None

Annual Fund
Operating Expenses
(as a percentage of                                                                    Financial Intermediary
 average net assets)                                                                        Class Example
                                                                                       -----------------------
      Management Fees           .40%                         .40%                          1 year        $ 8
      (reflecting expense                                                                  3 years       $26
      limitations)
      12b-1 Fees                None                         .25%
      Other Expenses            .15%                         .15%
                                ---                          ---
Total
Operating Expenses              .55%                         .80%
(reflecting expense             ===                          ===
      limitations)



                 WESTERN ASSET NON-U.S. FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------


                           Institutional                 Financial
                              Class                  Intermediary Class             Institutional Class Example
                           -------------             ------------------             ---------------------------
                                                                                         1 year      $ 6
Shareholder                                                                              3 years     $18
Transaction Expenses            None                        None

Annual Fund
Operating Expenses
(as a percentage of
 average net assets)                                                                   Financial Intermediary
                                                                                            Class Example
                                                                                       -----------------------
      Management Fees           .35%                         .35%
      (reflecting expenses                                                                 1 year       $ 8
      limitations)                                                                         3 years      $26
      12b-1 Fees                None                         .25%
      Other Expenses            .20%                         .20%
                                ---                          ---
Total
Operating Expenses              .55%                         .80%
(reflecting expense             ===                          ===
      limitations)






                WESTERN ASSET GLOBAL STRATEGIC INCOME PORTFOLIO
-------------------------------------------------------------------------------




                           Institutional                 Financial
                              Class                  Intermediary Class             Institutional Class Example
                           -------------             ------------------             ---------------------------
Shareholder
Transaction Expenses            None                       None                            1 year      $ 6
                                                                                           3 years     $18
Annual Fund
Operating Expenses
(as a percentage of                                                                   Financial Intermediary
 average net assets)                                                                        Class Example
                                                                                      -----------------------
      Management Fees           .40%                       .40%
      (reflecting expense                                                                  1 year      $ 8
      limitations)                                                                         3 years     $26
      12b-1 Fees                None                       .25%
      Other Expenses            .40%                       .40%
                                ---                       ----
Total
Operating Expenses              .80%                      1.05%
(reflecting expense             ===                       ====
      limitations)







                    WESTERN ASSET ENHANCED EQUITY PORTFOLIO
-------------------------------------------------------------------------------

                           Institutional                 Financial
                              Class                  Intermediary Class             Institutional Class Example
                           -------------             ------------------             ---------------------------
Shareholder
Transaction Expenses            None                       None                            1 year      $ 7
                                                                                           3 years     $21
Annual Fund
Operating Expenses
(as a percentage of                                                                   Financial Intermediary
 average net assets)                                                                        Class Example
                                                                                      -----------------------
      Management Fees           .45%                       .45%
      (reflecting expense                                                                  1 year      $ 9
      limitations)                                                                         3 years     $29
      12b-1 Fees                None                       .25%
      Other Expenses            .20%                       .20%
                                ---                        ---
Total
Operating Expenses              .65%                       .90%
(reflecting expense             ===                        ===
      limitations)





        The tables are provided to help you understand the expenses of investing in a Portfolio and your share of the Portfolio's operating expenses. The management fees shown in the table for each Portfolio reflect voluntary expense limitations currently in effect, which are expected to continue through the current fiscal year. In the absence of such limitations, management fees and total operating expenses for each Portfolio would be:

                                                                                                         TOTAL
                                                                                 MANAGEMENT              OPERATING
                  PORTFOLIO                                CLASS                 FEE                     EXPENSES
                  ---------                                -----                 WITHOUT                 WITHOUT
                                                                                 -------                 -------
                                                                                 LIMITATION              LIMITATION
                                                                                 ----------              ----------

Western Asset Government Money Market Portfolio         Institutional            0.20%                   0.35%
                                                        Financial
                                                        Intermediary             0.20%                   0.45%

Western Asset Money Market                              Institutional            0.20%                   0.35%
         Portfolio                                      Financial
                                                        Intermediary             0.20%                   0.45%

Western Asset Limited Duration Portfolio                Institutional            0.35%                   0.50%
                                                        Financial
                                                        Intermediary             0.35%                   0.75%

Western Asset Intermediate Portfolio                    Institutional            0.40%                   0.55%
                                                        Financial
                                                        Intermediary             0.40%                   0.80%

Western Asset Intermediate Plus Portfolio               Institutional            0.40%                   0.55%
                                                        Financial
                                                        Intermediary             0.40%                   0.80%

Western Asset Core Portfolio                            Institutional            0.45%                   0.50%
                                                        Financial
                                                        Intermediary             0.45%                   0.75%

Western Asset Core Plus Portfolio                       Institutional            0.45%                   0.60%
                                                        Financial
                                                        Intermediary             0.45%                   0.85%

Western Asset High Yield Portfolio                      Institutional            0.55%                   0.70%
                                                        Financial
                                                        Intermediary             0.55%                   0.95%

Western Asset Non-U.S. Fixed Income                     Institutional            0.45%                   0.65%
         Portfolio                                      Financial
                                                        Intermediary             0.45%                   0.90%

Western Asset Global Strategic Income                   Institutional            0.45%                   0.85%
         Portfolio                                      Financial
                                                        Intermediary             0.45%                   1.10%

Western Asset Enhanced Equity Portfolio                 Institutional            0.55%                   0.75%
                                                        Financial
                                                        Intermediary             0.55%                   1.00%



"Other expenses" are based on estimated amounts for the current fiscal year in the case of each of the Portfolios other than the Western Asset Limited Duration Portfolio, the Western Asset Intermediate Portfolio and the Western Asset Core Portfolio. The examples do not represent past or future expense levels. Actual expenses may be greater or less than those shown. Federal regulations require the examples to assume a 5% annual return, but actual annual returns will vary. As a result of Rule 12b-1 fees, long-term shareholders of the Financial Intermediary Class may pay more than the economic equivalent of the maximum sales charge permitted by the National Association of Securities Dealers.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------


         The tables on the following pages present financial highlights for the Western Asset Limited Duration Portfolio, the Western Asset Intermediate Portfolio and the Western Asset Core Portfolio. This information has been derived from audited financial statements which are included in each Portfolio's annual report and are incorporated by reference in this Prospectus and the SAI (available without charge upon request). The Financial Statements in the annual reports were audited by Price Waterhouse LLP, the Portfolios' independent accountant whose unqualified report covers the most recent five year period.
The following information should be read in conjunction with the Portfolios' audited financial statements and related notes. No information is provided with respect to the other Portfolios because they had not commenced operations as of the date of this Prospectus.


                    WESTERN ASSET LIMITED DURATION PORTFOLIO
--------------------------------------------------------------------------------


                                                                                                           Years Ended
                                                                       Nine Months                ----------------------------
                                                                 Ended March 31, 1998(A)          1997                  1996(B)
------------------------------------------------------------     -----------------------          ----                  ----

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                      $102.36                $100.76               $100.00
                                                                          -------                -------               -------
Net investment income (C)                                                    4.33                   5.94                  0.84
Net realized and unrealized gain (loss) on investments,
  options and futures                                                        1.09                   1.34                 (0.08)
                                                                          -------                -------               -------

Total from investment operations                                             5.42                   7.28                  0.76
                                                                          -------                -------               -------
Distributions to shareholders from:
  Net investment income                                                     (4.72)                 (5.31)                   --
  Net realized gain on investments                                          (0.35)                 (0.37)                   --
                                                                          -------                -------               -------
Total distributions                                                         (5.07)                 (5.68)                   --
                                                                          -------                -------               -------
Net asset value, end of period                                            $102.71                $102.36               $100.76
                                                                          =======                =======               =======
Total return                                                                 5.42%(D)                7.42%               0.76% (D)
RATIOS/SUPPLEMENTAL DATA:
RATIOS TO AVERAGE NET ASSETS:
  Expenses (C)                                                               0.40%(E)                .41%                0.50% (E)
  Net investment income (C)                                                  5.82%(E)               6.24%                5.58% (E)
Portfolio turnover rate                                                    373.00%(E)             435.47%               1,042% (E)
Net assets, end of period (in thousands)                                  $50,371                $26,537              $16,110



____________

(A)      The year end has been changed from June 30 to March 31.
(B)      For the period May 1, 1996 (commencement of operations) to June 30,
         1996.
(C) Net of investment advisory fees waived pursuant to a voluntary expense limitation of 0.50% until June 30, 1996 and 0.40% until October 30, 1998; and a voluntary administrative expense waiver of 0.05%. Pursuant to this limitation, advisory fees of $76,000, $60,550 and $7,212 were waived for the nine months ended March 31, 1998, the year ended June 30, 1997 and the period ended June 30, 1996, respectively. In the absence of this limitation, the ratio of expenses to average net assets would have been 0.95%, 1.20% and 0.80%, respectively.
(D)      Not Annualized
(E)      Annualized

                      WESTERN ASSET INTERMEDIATE PORTFOLIO
------------------------------------------------------------------------------

                                                                                                     Years Ended June 30
                                                               Nine Months Ended        --------------------------------------
                                                               March 31, 1998(A)        1997            1996              1995
-------------------------------------------------------        -----------------        ----            ----              ----

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                  $107.19            $104.83         $107.36           $100.00
                                                                    -------            -------         -------           -------
Net investment income (B)                                              4.55               5.49            5.41              3.86
Net realized and unrealized gain (loss) on investments,
 options and futures                                                   2.34               3.00           (0.06)             6.02
                                                                    -------            -------         -------           -------
Total from investment operations                                       6.89               8.49            5.35              9.88
                                                                    -------            -------         -------           -------
Distributions to shareholders from:
  Net investment income                                               (4.59)             (5.42)          (5.35)            (2.47)
  Net realized gain on investments                                    (0.97)             (0.71)          (2.53)            (0.05)
                                                                    -------            -------         -------           -------
Total distributions                                                   (5.56)             (6.13)          (7.88)            (2.52)
                                                                    -------            -------         -------           -------
Net asset value, end of year                                        $108.52            $107.19         $104.83           $107.36
                                                                    =======            =======         =======           =======
Total return  (B)                                                      6.59%(C)           8.32%           5.15%            10.08%
RATIOS/SUPPLEMENTAL DATA:
RATIOS TO AVERAGE NET ASSETS:
  Expenses (B)                                                         0.45%(D)           0.45%           0.50%             0.50%
  Net investment income (B)                                            5.78%(D)           6.33%           6.28%             6.11%
Portfolio turnover rate                                              401.40%(D)         419.26%         841.89%           764.45%
Net assets, end of year (in thousands)                             $293,531           $224,497         $66,079           $20,313

____________

(A)          The year end has been changed from June 30 to March 31.
(B) Net of investment advisory fees waived pursuant to a voluntary expense limitation of 0.50% until June 30, 1996 and 0.45% until October 30, 1998; and a voluntary administrative expense waiver of 0.05%. Pursuant to this limitation, advisory fees of $142,000, $158,505, $130,938 and $29,571 were waived for nine months ended March 31, 1998 and the years ended June 30, 1997, 1996 and 1995, respectively. In the absence of this limitation, the ratio of expenses to average net assets would have been 0.52%, 0.55%, 1.03% and 1.60%, respectively.
(C)          Not Annualized
(D)          Annualized
                                      -16-

                          WESTERN ASSET CORE PORTFOLIO
-------------------------------------------------------------------------------

                                                                                         Years Ended June 30,
                                               Nine Months Ended        ------------------------------------------------------
                                               March 31, 1998(A)        1997        1996      1995     1994     1993      1992
--------------------------------------         -----------------        ----        ----      ----     ----     ----      ----
PER SHARE OPERATING
PERFORMANCE:
 Net asset value, beginning of period               $112.79            $110.46   $112.17   $105.02   $116.64   $112.04   $106.28
                                                    -------            -------   -------   -------   -------   -------   -------
Net investment income (B)                              4.87               7.05      6.70      6.82      5.64      6.57      6.90
Net realized and unrealized gain (loss)
on investments, options and futures                    4.89               1.86     (1.36)     7.19     (6.28)     8.71      8.72
                                                    -------            -------   -------   -------   -------   -------   -------
Total from investment operations                       9.76               8.91      5.34     14.01     (0.64)    15.28     15.62
                                                    -------            -------   -------   -------   -------   -------   -------
Distributions to shareholders from:
  Net investment income                               (5.28)             (6.51)    (6.61)    (6.86)    (6.11)    (6.72)    (7.11)
  Net realized gain on investments                    (1.37)             (0.07)    (0.44)       --     (4.87)    (3.96)    (2.75)
                                                    -------            -------   -------   -------   -------   -------   -------
Total distributions                                   (6.65)             (6.58)    (7.05)    (6.86)   (10.98)   (10.68)    (9.86)
                                                    -------            -------   -------   -------   -------   -------   -------
Net asset value, end of period                      $115.90            $112.79   $110.46   $112.17   $105.02   $116.64   $112.04
                                                    =======            =======   =======   =======  ========   =======   =======
Total return (B)                                       8.91%(C)           8.27%     4.86%    14.12%    (0.89)%   14.52%    15.61%

RATIOS/SUPPLEMENTAL DATA:
RATIOS TO AVERAGE NET
ASSETS:                                                0.50%(D)          0.50%     0.50%      0.50%     0.50%     0.50%     0.50%
  Expenses (B)                                          6.0%(D)           6.4%      6.3%       7.0%      6.0%      6.0%      6.7%
  Net investment income (B)                           226.9%(D)         384.8%    266.0%    257.90%   272.49%   313.05%   299.65%
Portfolio turnover rate
Net assets, end of period (in                      $617,676          $508,353  $453,699   $336,774  $205,959  $135,886   $92,892
thousands)



Years Ended June 30,                        1991(E)
--------------------------------------      -------
[S][C]
PER SHARE OPERATING
PERFORMANCE:
 Net asset value, beginning of period       $100.00
                                            -------
Net investment income(B)                       6.66
Net realized and unrealized gain (loss)
on    investments, options and futures         4.28
                                            -------
Total from investment operations              10.94
                                            -------
Distributions to shareholders from:
  Net investment income                       (4.66)
  Net realized gain on investments               --
                                            -------
Total distributions                           (4.66)
                                            -------
Net asset value, end of period              $106.28
                                            =======
Total return                                  11.01%(C)

RATIOS/SUPPLEMENTAL DATA:
RATIOS TO AVERAGE NET
ASSETS:                                        0.65%(D)
  Expenses (B)                                  8.0%(D)
  Net investment income (B)                  177.25%(D)
Portfolio turnover rate
Net assets, end of period (in               $43,076
thousands)



(A)          The year end has been changed from June 30 to March 31.


(B) Net of investment advisory fees waived pursuant to a voluntary expense limitation as follows: 0.65% through June 30, 1991; 0.50% thereafter and a voluntary administrative expense waiver of 0.05%. Pursuant to this limitation, advisory fees of $30,000, $22,402, $111,421, $69,442, $66,823, $71,911, and $128,262 were waived for the nine months ended March 31, 1998 and the years ended June 30, 1997, 1996, 1995, 1994, 1993 and June 30, 1992, respectively.
             Additionally, advisory fees of $54,697 remain waived from the prior period ended June 30, 1991. In the absence of this limitation, the ratio of expenses to average net assets would have been 0.50% for the nine months ended March 31, 1998, .50% for the year ended June 30, 1997, .53% for the years ended June 30, 1996 and 1995, .58% for the year ended June 30, 1994, .57% for the year ended June 30, 1993, .70% for the year ended June 30, 1992, and .81% for the period September 4, 1990 to June 30, 1991.

(C)          Not Annualized

(D)          Annualized

(E) For the period September 4, 1990 (commencement of operations) to June 30, 1991.
                                      -17-

DESCRIPTION  OF  EACH  PORTFOLIO  AND  ITS
INVESTMENT  STRATEGY
-------------------------------------------------------------------------------

         The investment objective and policies for each Portfolio are stated below. The Portfolios are not intended to be a complete investment program, and there is no assurance that any Portfolio will achieve its investment objective. Please see "Common Investment Policies and Techniques; Risk Factors" below and the SAI for additional information concerning the Portfolios' investment programs and the risks associated with investing in the Portfolios. Each of the Portfolios may from time to time depart from the policies described below for temporary "defensive" purposes. See "Common Investment Policies and Techniques; Risk Factors -- Alternative Investment Strategies" for more information.

                WESTERN ASSET GOVERNMENT MONEY MARKET PORTFOLIO

Adviser:          Western Asset

Objective:        obtain high current income consistent with liquidity and
                  conservation of principal


         The Portfolio invests only in U.S. Government obligations, repurchase agreements with respect to such instruments and debt obligations of "supranational organizations" as described below. U.S. Government obligations include: (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Government (such as certificates of the Governmental National Mortgage Association ("GNMA")), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government (such as obligations of the Federal Home Loan Banks), (c) the discretionary authority of the U.S. Government to purchase certain obligations of an agency or instrumentality (such as securities issued by Fannie Mae ("FNMA"), formerly the Federal National Mortgage Association) or
(d) only the credit of the instrumentality (such as the securities issued by Freddie Mac (formerly the Federal Home Loan Mortgage Corporation)). In the case of obligations not backed by the full faith and credit of the U.S. Government, the Portfolio must look to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. The U.S. Government does not insure or guarantee the market value of the Portfolio's shares.


         Although the Portfolio attempts to maintain a stable net asset value of $1.00 per share, the Portfolio, of course, cannot guarantee a net asset value of $1.00 per share. In an attempt to maintain a stable net asset value per share, the Portfolio pursues several practices intended to minimize the effect of interest rate fluctuations. The Portfolio will not purchase instruments having a remaining term to maturity of more than 397 days, will maintain an average maturity, computed on a dollar-weighted basis, of 90 days or less, and will buy only high quality securities which Western Asset believes present minimal credit risk. The Portfolio may invest in variable and floating rate obligations that have stated maturities in excess of 397 days if such obligations comply with conditions established by the SEC. Securities held by the Portfolio as collateral for repurchase agreements and other collateralized transactions may have remaining maturities in excess of 397 days.


         The Portfolio also may invest in fixed income securities issued by "supranational organizations," which are entities designated or supported by a government or governmental entity to promote economic development, and include, among others, the Asian Development Bank, the European Community, the European Investment Bank, the Inter-American Development Bank, the International Monetary Fund, the United Nations, the International Bank for Reconstruction and Development ("World Bank") and the European Bank for Reconstruction and Development. These organizations have no taxing authority and are dependent upon their members for payments of interest and principal. Moreover, the lending activities of such supranational entities may be limited to a percentage of their total capital (including "callable capital" contributed by members at an entity's call), reserves and net income.


         The Portfolio may purchase or sell securities on a forward commitment basis. To the extent permitted by applicable law, the Portfolio may also engage in reverse repurchase agreements and other borrowings. See "Common Investment Policies and Techniques; Risk Factors" below.


                      WESTERN ASSET MONEY MARKET PORTFOLIO

Adviser:          Western Asset

Objective:        obtain high current income consistent with liquidity and
                  conservation of principal

         The Portfolio invests in high quality money market instruments, which include, but are not limited to, marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; municipal obligations; instruments of domestic and foreign banks and savings and loan institutions (such as certificates of deposit, demand and time deposits, savings shares and bankers' acceptances), provided that the issuing bank or institution has total assets of over $1 billion at the time of purchase or the principal amount of the instrument is insured by the Federal Deposit Insurance Corporation; and commercial paper and other short-term investments. The Portfolio may also invest in repurchase agreements involving any of the foregoing instruments. A money market instrument is considered to be "high quality" if it has received one of the two highest ratings by two or more Nationally Recognized Statistical Rating Organizations ("NRSROs") (or by one NRSRO if only one has rated the security) or, if unrated, is determined by Western Asset to be of comparable quality.

         Although the Portfolio attempts to maintain a stable net asset value of $1.00 per share, the Portfolio, of course, cannot guarantee a net asset value of $1.00 per share. In an attempt to maintain a stable net asset value per share, the Portfolio pursues several practices intended to minimize the effect of interest rate fluctuations. The Portfolio will not purchase instruments having a remaining term to maturity of more than 397 days, and will maintain an average maturity, computed on a dollar-weighted basis, of 90 days or less. The Portfolio may invest in variable and floating rate obligations that have stated maturities in excess of 397 days if such obligations comply with conditions established by the SEC. Securities held by the Portfolio as collateral for repurchase agreements and other collateralized transactions may have remaining maturities in excess of 397 days. The Portfolio may purchase or sell securities on a forward commitment basis, and will invest only in U.S. dollar-denominated securities.

         High quality money market instruments can be divided into two categories: "first tier" securities and "second tier" securities. An instrument rated in the highest rating category by at least two NRSROs (or one NRSRO if only one has rated the security) or, if unrated, determined by Western Asset to be of comparable quality, is a "first tier" security. "Second tier" securities are all other high quality securities. The Portfolio may not invest more than five percent of its total assets in first tier securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities), except on a temporary basis. The Portfolio may not invest more than one percent of its total assets, or $1 million, whichever is greater, in the second tier securities of any one issuer, and may not invest more than five percent of its total assets in second tier securities generally. Both the percentages and the quality standards set forth in this paragraph are measured at the time a security is purchased.

         The Portfolio's foreign investments (all of which will be U.S. dollar-denominated) subject the Portfolio to investment risks different from those associated with domestic investments. For additional information concerning these risks, see "Common Investment Policies and Techniques; Risk Factors -- Foreign Securities" below. To the extent permitted by applicable law, the Portfolio may also engage in reverse repurchase agreements and other borrowings. See "Common Investment Policies and Techniques; Risk Factors" below.



                    WESTERN ASSET LIMITED DURATION PORTFOLIO
                      WESTERN ASSET INTERMEDIATE PORTFOLIO
                   WESTERN ASSET INTERMEDIATE PLUS PORTFOLIO
                          WESTERN ASSET CORE PORTFOLIO
                       WESTERN ASSET CORE PLUS PORTFOLIO

Advisers:                  Western Asset (each Portfolio) and WAGM (non-U.S.
                           portion of the Western Asset Intermediate Plus and Western Asset Core Plus Portfolios)

Objective:                 maximize total return, consistent with prudent
                           investment management and liquidity needs, by investing to obtain the average duration specified for that Portfolio. "Total return" includes interest from underlying securities, capital gains and appreciation on the securities held in the Portfolio, and gains from the sale of futures and options.

         As set forth below, the Portfolios differ from one another primarily in the range of duration and/or in the proportion of assets invested in certain types of securities. Further, the Western Asset Intermediate Plus Portfolio and the Western Asset Core Plus Portfolio (the "Western Asset Plus Portfolios") differ from the other Portfolios in the percentage of their assets that they may invest in securities of foreign issuers, in non-U.S. dollar-denominated securities and in non-investment grade debt securities.

         Duration is a measure of the expected life of a fixed income security on a cash flow basis. Most debt obligations provide interest payments and a final payment at maturity. Some also have call provisions that allow the issuer to redeem the security at specified dates prior to maturity. Duration incorporates yield, coupon interest payments, final maturity and call features into a single measure. It is therefore considered a more accurate measure of a security's expected life and sensitivity to interest rate changes than is the security's term to maturity. See "Common Investment Policies and Techniques; Risk Factors" for a further explanation of the term "duration" and its application to various fixed income securities.


         The Portfolios invest primarily in the following types of securities: obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; U.S. dollar-denominated fixed income securities of non-governmental domestic or foreign issuers rated at the time of purchase Baa or better by Moody's Investors Service ("Moody's") or BBB or better by Standard & Poor's ("S&P"), securities comparably rated by another NRSRO or, if unrated, determined by an Adviser to be of comparable quality; mortgage- and other asset-backed securities; and U.S. dollar-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies or supranational organizations. The Portfolios may also invest in other securities or investments, including certificates of deposit, time deposits and bankers' acceptances issued by domestic and foreign banks and denominated in U.S. dollars and commercial paper and other short-term investments, and may engage in repurchase agreements and reverse repurchase agreements. See "Common Investment Policies and Techniques; Risk Factors" for more information.


         Each Portfolio is authorized to invest up to 25% of its total assets in the securities of foreign issuers. However, each Portfolio, other than the Western Asset Plus Portfolios, presently intends to limit such investments to securities denominated in U.S. dollars. Each of the Western Asset Plus Portfolios may invest up to 20% of its total assets in non-U.S.
dollar-denominated securities of foreign issuers. See "Common Investment Policies and Techniques; Risk Factors -- Foreign Securities" for more information.

         Each Portfolio, other than the Western Asset Plus Portfolios, may invest up to 5% of its net assets in debt securities that are rated at the time of purchase below investment grade but rated at least B or higher by an NRSRO or, if unrated, determined by an Adviser to be of comparable quality. Each of the Western Asset Plus Portfolios may invest up to 15% of its total assets in debt securities that are rated at the time of purchase below investment grade but rated at least B or higher by an NRSRO or, if unrated, determined by an Adviser to be of comparable quality. See the Appendix to the Prospectus for a description of Moody's, S&P's and Fitch Investors Service, Inc.'s ratings applicable to fixed income securities and "Common Investment Policies and Techniques; Risk Factors -Debt and Fixed Income Securities -- Lower-Rated Securities" for more information concerning fixed income securities of below investment grade quality. If the rating of a security in which a Portfolio has invested falls below the minimum rating in which the Portfolio is permitted to invest, the Portfolio will either dispose of that security within a reasonable time or hold the security for so long as the relevant Adviser determines appropriate for that Portfolio, having due regard for market conditions, tax implications and other applicable factors.


         Each Portfolio may buy or sell futures contracts on fixed income instruments, options on such futures contracts and options on securities to hedge against changes in the value of securities which the Portfolio owns or anticipates purchasing due to anticipated changes in interest rates or for non-hedging purposes. Each Portfolio may also purchase and sell options on debt securities. See "Common Investment Policies and Techniques -- Options and Futures."


         Each Portfolio also may purchase preferred stocks, structured notes, municipal securities, convertible securities, pay-in-kind securities and zero coupon bonds, may purchase or sell securities on a forward commitment basis, lend its portfolio securities, and borrow money for temporary or emergency purposes. See "Common Investment Policies and Techniques; Risk Factors" below for more information about these practices.


         In selecting securities for each Portfolio, the Advisers may utilize economic forecasting, interest rate anticipation, credit and call risk analysis, and other security selection techniques. The proportion of each Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Advisers' outlook for the U.S. and foreign economies, the financial markets and other factors.

         The composition of the Portfolios is as follows:


WESTERN ASSET LIMITED DURATION PORTFOLIO . . .

---------------------------------------------------------------
invests in a portfolio with a dollar-weighted average duration normally ranging between one and three years. The total rate of return for this Portfolio is expected to exhibit less volatility than that of the other Portfolios because its average duration will be shorter.


WESTERN ASSET INTERMEDIATE PORTFOLIO AND
WESTERN ASSET INTERMEDIATE PLUS PORTFOLIO . . .

-------------------------------------------------------------
invest in a portfolio with a dollar-weighted average duration normally ranging between two and four years. The total rate of return for each of these Portfolios is expected to exhibit less volatility than that of the Western Asset Core Portfolio or the Western Asset Core Plus Portfolio because its average duration will be shorter.

WESTERN ASSET CORE PORTFOLIO AND
WESTERN ASSET CORE PLUS PORTFOLIO  . . .
-------------------------------------------------------------

invest in a portfolio with a dollar-weighted average duration that will normally stay within (plus/minus) 20% of what Western Asset believes to be the average duration of the domestic bond market as a whole, but may have a longer or shorter duration during periods of unusual market conditions, as judged by Western Asset. Western Asset bases its analysis of the average duration of the domestic bond market on bond market indices which it believes to be representative. Western Asset currently uses the Lehman Brothers Aggregate Bond Index for this purpose. As the average duration of the domestic bond market is currently about four and one-half years, the duration of these Portfolios is currently expected to range between four and six years. Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, coupon, maturity, country or currency) which the relevant Adviser believes to be relatively undervalued.


         The average duration of any Portfolio may be less than that specified during periods of unusual liquidity needs or immediately following a major contribution of cash.

         With respect to the Western Asset Plus Portfolios, Western Asset will determine the relative portion of a Portfolio's assets that is allocated to foreign securities (and therefore to the investment discretion of WAGM).

                       WESTERN ASSET HIGH YIELD PORTFOLIO

Adviser:          Western Asset

Objective:        maximize total return, consistent with prudent investment
                  management. "Total return" includes interest from underlying securities, capital gains and appreciation on the securities held in the Portfolio, and gains from the sale of futures and options.

         Under normal market conditions, the Portfolio will invest at least 75% of its total assets in U.S. dollar-denominated debt or fixed income securities of non-governmental domestic issuers that are rated below investment grade by one or more NRSROs or are of a comparable quality as determined by Western Asset. These securities are commonly known as "junk bonds" or "high yield bonds." Western Asset expects that, under normal market conditions, all or substantially all of the Portfolio's assets will be invested in such securities. Non-investment grade securities and certain investment grade securities have speculative characteristics and are therefore more volatile. A rating in the lowest category indicates that the security is highly speculative and may be in default or in danger of default as to principal and interest. Lower-rated securities generally provide greater income than higher-rated securities, but are subject to greater market fluctuations and risks of loss of income and principal than higher-rated securities. See "Common Investment Policies and Techniques; Risk Factors -- Debt and Fixed Income Securities -- Lower-Rated Securities" for more information concerning fixed income securities of below investment grade quality.

         In selecting securities for the Portfolio, Western Asset may utilize economic forecasting, interest rate anticipation, credit and call risk analysis, and other security selection techniques. The proportion of assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on Western Asset's outlook for the U.S. and foreign economies, the financial markets and other factors.


         The Portfolio may also invest in the following U.S. dollar-denominated securities: mortgage- and other asset-backed securities; municipal obligations variable and floating rate debt securities; commercial paper and other short-term investments; various corporate obligations (including preferred stock, convertible securities, zero coupon securities and pay-in-kind securities); common stocks and warrants; and certificates of deposit, fixed time deposits and bankers' acceptances issued by domestic banks. The Portfolio may also engage in repurchase agreements, reverse repurchase agreements and dollar roll transactions. For more information, see "Common Investment Policies and Techniques; Risk Factors" below.



         The Portfolio may invest up to 25% of its total assets in non-U.S. dollar-denominated foreign securities. See "Common Investment Policies and Techniques; Risk Ractors -- Foreign Securities" for more information concerning such investments.


         The Portfolio also may buy or sell interest rate futures contracts and options on fixed income instruments and bond indices and options on interest rate futures contracts to hedge against changes in the value of securities it owns or anticipates purchasing or for non-hedging purposes. The Portfolio also may purchase or sell securities on a forward commitment basis, engage in foreign currency exchange transactions, lend its securities, and borrow money for temporary or emergency purposes. See "Common Investment Policies and Techniques; Risk Factors" below for more information about these practices.


                 WESTERN ASSET NON-U.S. FIXED INCOME PORTFOLIO

Adviser:          WAGM

Objective:        maximize total return, consistent with prudent investment
                  management. "Total return" includes interest from underlying securities, capital gains and appreciation on the securities held in the Portfolio, and gains from the use of futures and options and from favorable changes in foreign currency exchange rates.

         Under normal market conditions, the Portfolio invests at least 75% of its total assets in securities denominated in major foreign currencies and in baskets of currencies (which may include U.S. and foreign currencies), such as the European Currency Unit, or "ECU," or as other baskets of currencies may further develop. WAGM anticipates that, under normal market conditions, all or substantially all of the Portfolio's assets will be invested in securities of foreign issuers. WAGM will manage the investments of the Portfolio across different international bond markets so that, under normal market conditions, the Portfolio's assets will be invested in securities of foreign issuers representing at least three foreign countries. WAGM will select the Portfolio's foreign country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors WAGM believes relevant.

         In selecting securities for the Portfolio, WAGM may utilize economic forecasting, interest rate anticipation, credit and call risk analysis, and other security selection techniques. The proportion of assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on WAGM's outlook for the U.S.
and foreign economies, the financial markets and other factors.

         The Portfolio's foreign investments subject the Portfolio to greater risks than those associated with domestic investments. See "Common Investment Policies and Techniques; Risk Factors -- Foreign Securities" for more information concerning these risks.

         Within the limits described above, the Portfolio may invest in a variety of securities, including: U.S. dollar-denominated or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies (such as the World Bank) or supranational entities; foreign currency exchange-related securities, including foreign currency warrants; obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; mortgage- and other asset-backed securities; variable and floating rate debt securities; commercial paper and other short-term investments; corporate obligations (including preferred stock, convertible securities, zero coupon securities and pay-in-kind securities); certificates of deposit, fixed time deposits and bankers' acceptances; loan participations and assignments; indexed securities and structured notes; and repurchase agreements collateralized by any security in which it may invest. The Portfolio may also engage in reverse repurchase agreements and dollar roll transactions and may borrow money for temporary or emergency purposes. See "Common Investment Policies and Techniques; Risk Factors" for more information.

         The Portfolio may invest up to 25% of its net assets in securities that are rated at the time of purchase below investment grade or are of comparable quality at the time of purchase as determined by WAGM. These securities are commonly known as "junk bonds" or "high yield bonds." It is likely that a substantial portion of these securities will be issued by issuers located in emerging market countries. As a result, these securities are subject to special risks. See "Common Investment Policies and Techniques; Risk Factors" below for more information concerning lower-rated securities and securities issued by issuers located in emerging market countries. In evaluating the credit risk of a foreign debt security, the Portfolio may use ratings assigned by rating agencies recognized in the primary market for those securities. In the event that the rating of any security held by the Portfolio falls below its rating at the time of purchase, the Portfolio will not be obligated to dispose of such security and may continue to hold the security if, in the opinion of WAGM, such investment is considered appropriate in the circumstances.

         The Portfolio also may buy or sell interest rate futures contracts and options on fixed income instruments and bond indices and options on interest rate futures contracts to hedge against changes in the value of securities it owns or anticipates purchasing or for non-hedging purposes. The Portfolio may buy or sell foreign currencies, foreign currency options, or foreign currency futures contracts and related options, and may enter into foreign currency forward contracts and other foreign currency exchange transactions for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may engage in such transactions for purposes of increasing exposure to a particular foreign currency or to shift exposure to foreign currency fluctuations from one country to another. See "Common Investment Policies and Techniques; Risk Factors" for more information about these practices.

         The Portfolio is "non-diversified" within the meaning of the Investment Company Act. Accordingly, the Portfolio may invest a greater percentage of its total assets in securities of any one issuer, or may invest in a smaller number of different issuers, than it would if it were a "diversified" company under the Investment Company Act. The Portfolio is therefore more susceptible to risks associated with particular issuers and with the economic, political or regulatory issues in a particular country or group of countries than would a diversified portfolio.

         It is anticipated that from time to time over 25% of the Portfolio's assets may be invested in securities of issuers located in a single country, which is currently being expected to be the case with respect to both Japanese and German issuers. Such issuers may include the foreign governments of these countries and their subdivisions, agencies, and instrumentalities, and also non-governmental issuers. Whether the Portfolio will concentrate in foreign governmental issuers or other issuers of these countries will depend on relative market and economic circumstances from time to time. Among such circumstances are the relative performance of these and other countries' fixed income markets, expectations as to future relative performance of those markets, relative foreign exchange rates, relative economic performance and expectations for these and other foreign countries, and similar investment factors. The Portfolio will concentrate in these countries or other countries when such circumstances suggest the potential of a relatively higher return from such concentration. The investment of a substantial amount of the Portfolio's assets in securities of issuers from any such country raises special considerations for investors in addition to the considerations generally applicable to foreign securities.

         Japan currently has the second largest GNP in the world. While the Japanese economy has grown substantially over the last three decades, with its growth rate averaging over 5% in the 1970s and 1980s, the growth rate in Japan has slowed substantially this decade. The economy is currently very weak and the Bank of Japan continues to maintain a very loose monetary policy. The official discount rate has been at .50 percent since September 1995.

         Germany currently has the third largest GNP in the world. It too has grown substantially over the past few decades. The economy is now recovering from a period of weak growth. The German Central Bank has reacted by raising interest rates. This was also done to satisfy the requirement for rate convergence in anticipation of the expected single currency in Europe. Inflation remains at very moderate levels.


                WESTERN ASSET GLOBAL STRATEGIC INCOME PORTFOLIO

Advisers:         WAGM (Non-U.S. portion) and Western Asset (U.S. portion)

Objective:        income and capital appreciation


         The Portfolio seeks to achieve its investment objective by allocating and reallocating its assets primarily among various types of U.S. dollar-denominated and foreign currency denominated fixed income securities, including mortgage-related and asset-backed securities; U.S. and foreign investment-grade corporate securities; U.S. and foreign non-investment grade corporate securities; sovereign debt obligations of developed nations; and debt obligations of corporate and governmental issuers in developing countries, which are sometimes referred to as emerging markets countries. Under normal market conditions, at least 80% of the Portfolio's total assets will be invested in securities of issuers representing at least three countries, one of which may be the U.S.


         WAGM will select the Portfolio's foreign country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors WAGM believes relevant. In selecting securities for the Portfolio, Western Asset and WAGM may utilize economic forecasting, interest rate anticipation, credit and call risk analysis, and other security selection techniques. The proportion of assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on WAGM's or Western Asset's outlook for the U.S. and foreign economies, the financial markets and other factors.


         Mortgage-related securities in which the Portfolio may invest include mortgage obligations collateralized by mortgage loans or mortgage pass-through certificates.

Asset-backed securities in which the Portfolio may invest include obligations collateralized by credit card receivables, automotive loans and leases as well as home equity loans.



         Investment-grade securities in which the Portfolio may invest include bonds, debentures and notes of U.S. and foreign corporate issuers and warrants on the same. At the time of purchase, these securities will be rated at least investment grade by an NRSRO or, if not rated, will be deemed by Western Asset or WAGM to be of comparable quality.



         The Portfolio may invest up to 100% of its assets in securities that are rated at the time of purchase below investment grade or are of comparable quality at the time of purchase as determined by WAGM or Western Asset. These securities are commonly known as "junk bonds" or "high yield bonds." The Portfolio may invest in securities that have an NRSRO's lowest rating, or in non-rated securities deemed by WAGM or Western Asset to be of comparable quality. Such ratings indicate that the obligations are highly speculative and may be in default or in danger of default as to principal and interest. High-yielding corporate fixed income securities of foreign issuers in which the Portfolio may invest will include securities of companies, wherever organized, that have their principal business activities and interests outside the United States. A substantial portion of these securities may be issued by issuers located in emerging market countries. As a result, these securities are subject to special risks. See "Common Investment Policies and Techniques; Risk Factors" below for more information concerning lower-rated securities and securities issued by issuers located in emerging market countries. In evaluating the credit risk of a foreign debt security, the Portfolio may use ratings assigned by rating agencies recognized in the primary market for those securities. In the event that the rating of any security held by the Portfolio falls below its rating at the time of purchase, the Portfolio will not be obligated to dispose of such security and may continue to hold the security if, in the opinion of WAGM or Western Asset, such investment is considered appropriate in the circumstances.

         The Portfolio also may invest in securities issued by supranational organizations, which are entities designated or supported by a government or governmental entity to promote economic development, and include, among others, the Asian Development Bank, the European Community, the European Investment Bank, the Inter-American Development Bank, the International Monetary Fund, the United Nations, the International Bank for Reconstruction and Development ("World Bank") and the European Bank for Reconstruction and Development. These organizations have no taxing authority and are dependent upon their members for payments of interest and principal. Moreover, the lending activities of such supranational entities may be limited to a percentage of their total capital (including "callable capital" contributed by members at an entity's call), reserves and net income. Sovereign and supranational debt obligations in which the Portfolio invests may have an NRSRO's lowest rating or in securities deemed by WAGM to be of comparable quality.


         As noted above the Portfolio may also invest in debt obligations of private and governmental issuers in countries with developing economies, which are sometimes referred to as emerging market countries. These investments include "Brady Bonds;" bonds issued as a result of a debt restructuring plan; Eurobonds; domestic and international bonds issued under the laws of a developing country; and emerging market loans. For more information concerning the risks associated with investments in emerging markets, see "Common Investment Policies and Techniques; Risk Factors -- Foreign Securities."

         The Portfolio's investments may be denominated in either U.S. dollars or a variety of other currencies. The Portfolio's foreign investments subject the Portfolio to greater risks than those associated with domestic investments. See "Common Investment Policies and Techniques; Risk Factors -- Foreign Securities" for more information concerning these risks.

         The Portfolio may invest in a variety of other securities, including: foreign currency exchange-related securities, including foreign currency warrants; shares of other investment companies; variable and floating rate debt securities; commercial paper and other short-term investments; corporate obligations (including preferred stock, convertible securities, zero coupon securities and pay-in-kind securities); municipal obligations certificates of deposit, fixed time deposits and bankers' acceptances; loan participations and assignments; indexed securities and structured notes; and repurchase agreements. The Portfolio may engage in reverse repurchase agreements and dollar roll transactions, borrow money for temporary or emergency purposes, loan its portfolio securities, and purchase or sell securities on a forward commitment basis. See "Common Investment Policies and Techniques; Risk Factors" for more information.

         In addition, the Portfolio may buy or sell bond or interest rate futures contracts and options on fixed income instruments and bond indices and options on bond or interest rate futures contracts to hedge against changes in the value of securities it owns or anticipates purchasing or for non-hedging purposes. The Portfolio may buy or sell foreign currencies, foreign currency options, or foreign currency futures contracts and related options, and may enter into foreign currency forward contracts and other foreign currency exchange transactions for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may engage in such transactions for purposes of increasing exposure to a particular foreign currency or to shift exposure to foreign currency fluctuations from one country to another. See

"Common Investment Policies and Techniques; Risk Factors" for more information about these practices.

         The Portfolio is "non-diversified" within the meaning of the Investment Company Act. Accordingly, the Portfolio may invest a greater percentage of its total assets in securities of any one issuer, or may invest in a smaller number of different issuers, than it would if it were a "diversified" company. The Portfolio is therefore more susceptible to risks associated with particular issuers and with the economic, political or regulatory issues in a particular country or group of countries than would a diversified portfolio.


                    WESTERN ASSET ENHANCED EQUITY PORTFOLIO

Adviser:          Western Asset Management Company ("Western Asset")

Objective:        long term total return.  "Total return" includes all interest, dividends and other income, net of expenses, paid on the Portfolio's investments, as well as all realized and unrealized gains and losses.

          The Portfolio's assets will be comprised of two components: an equity component and a fixed income component. As more fully described below, Western Asset attempts to manage the equity component so that the Portfolio generally maintains full exposure to the U.S. equity market as represented by the S&P 500 Index (the "Index"). Western Asset attempts to manage the Portfolio's fixed income component in order to generate interest and gains in excess of the Portfolio's expenses, including transaction costs related to its investments. By investing in both components, the Portfolio expects that its performance will approximate that of the Index, with the extent to which the Portfolio outperforms or underperforms the Index depending largely on whether the fixed income component has earned sufficient amounts to offset the Portfolio's expenses.

         EQUITY COMPONENT. The Portfolio's equity component invests in common stocks that are represented in the Index ("S&P stocks"), stock index futures, options on stock indexes, options on stock index futures and other derivative instruments that are based on the Index ("S&P derivatives"). The Portfolio may invest in any combination of S&P stocks and S&P derivatives. Western Asset will determine the appropriate mix of S&P stocks and S&P derivatives for the Portfolio based on current market conditions and the expected costs and returns of each, while seeking to control and limit overall risk. Based on current market conditions, Western Asset currently expects that the Portfolio's equity component will invest predominantly, and likely exclusively, in S&P derivatives. To the extent S&P stocks are purchased by the Portfolio, the Portfolio will not be limited to purchasing S&P stocks in the same proportion as such stocks are weighted in the Index.

         The Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange ("Exchange"). S&P chooses the stocks to be included in the Index solely on a statistical basis. The weightings of stocks in the Index are based on each stock's relative total market value, that is, its market price per share times the number of shares outstanding. Stocks represented currently in the Index represent approximately two-thirds of the total market value of all U.S. publicly traded common stocks.

         Positions in S&P derivatives will be entered into only to the extent they constitute permissible positions for the Portfolio according to applicable rules of the Commodity Futures Trading Commission ("CFTC"). From time to time Western Asset may be constrained in its ability to use S&P derivatives by, among other things, CFTC rules or an unanticipated inability to close out positions when it would be most advantageous to do so. For more information about S&P derivatives, see "Common Investment Policies and Techniques; Risk Factors -- Options and Futures."

         The Portfolio is neither sponsored by nor affiliated with S&P. The Portfolio will seek to remain invested in S&P stocks and S&P derivatives even when the Index is declining.

         FIXED INCOME COMPONENT. The fixed income component will invest primarily in the following types of securities: obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; fixed income securities of non-governmental domestic or foreign issuers; municipal securities; mortgage- and other asset-backed securities; preferred stocks; and obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies or supranational entities. The fixed income component may also invest in other securities or instruments, including certificates of deposit, time deposits and bankers' acceptances issued by domestic and foreign banks and commercial paper and other short-term investments, and may engage in repurchase agreements, reverse repurchase agreements and other borrowings and purchase or sell futures contracts and options. Up to 10% of the Portfolio's net assets may be invested in lower-rated securities (i.e., securities rated below investment grade at the time of purchase or unrated securities of comparable quality at the time of purchase) and up to 20% of its net assets may be invested in foreign securities. The fixed income component may engage in foreign currency exchange transactions in connection with its foreign investments. For more information, see "Common Investment Policies and Techniques; Risk Factors."


COMMON  INVESTMENT  POLICIES  AND  TECHNIQUES;
RISK  FACTORS
-------------------------------------------------------------------------------

         Some or all of the Portfolios may engage in the following investment practices and techniques to the extent described in this Prospectus. See the SAI for a further description of the uses, risks and costs of these practices.


                               FOREIGN SECURITIES
-------------------------------------------------------------------------------

         Investing in the securities of issuers in any foreign country, or in securities denominated in a foreign currency, involves special risks and considerations not typically associated with investing in U.S. issuers or U.S. dollar-denominated securities. These include risks resulting from differences in accounting, auditing and financial reporting standards; lower liquidity than U.S. securities; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency out of a country); and political instability. In many cases, there is less publicly available information concerning foreign issuers than is available concerning U.S. issuers. Additionally, purchases and sales of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes and tax withholding. Foreign securities generally exhibit greater price volatility and a greater risk of illiquidity.

         To the extent a Portfolio purchases securities denominated in a foreign currency, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Portfolio's assets and the Portfolio's income available for distribution. In addition, a Portfolio is required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for a foreign currency declines after a Portfolio's income has been earned and translated into U.S. dollars (but before payment), the Portfolio could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate declines between the time a Portfolio incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

         The relative performance of various countries' securities markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Bank deposit insurance, if any, may be subject to widely varying regulations and limits in foreign countries.

         Foreign securities purchased by a Portfolio may be listed on foreign exchanges, traded over-the-counter or purchased in private transactions. Transactions on foreign exchanges are usually subject to mark-ups or commissions higher than negotiated commissions on U.S. transactions. There is less government supervision and regulation of exchanges and brokers in many foreign countries than in the United States. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions.

         Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. issuers having significant foreign operations.

         EMERGING MARKET ISSUERS. The risks of foreign investment, described above, are greater for investments in emerging market issuers, and such investments should therefore be considered speculative. Debt securities of governmental and other issuers in emerging market countries will typically be rated below investment grade or be of comparable quality. For more information about lower-rated securities, see "Debt and Fixed Income Securities -- Lower-Rated Securities" below.

         Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed markets around the world. Emerging market countries may experience substantial rates of inflation or deflation. Inflation, deflation and rapid fluctuations in such rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging market countries. While some emerging market countries have sought to develop a number of corrective mechanisms to reduce inflation or deflation or mitigate their effects, inflation and deflation may continue to have significant effects both on emerging market countries and their securities markets. In addition, many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have occurred in certain countries.

         Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by economic conditions, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

         Because of the high levels of foreign-denominated debt owed by many emerging market countries, fluctuating exchange rates can significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports, which are a major source of foreign exchange earnings. Hedging instruments are not typically available with respect to investments in emerging market countries and, to the extent they are available, the ongoing and indeterminate nature of the foregoing risks (and the costs associated with hedging transactions) would make it virtually impossible to hedge effectively against such risks.

         To the extent an emerging market country faces a liquidity crisis with respect to its foreign exchange reserves, it may increase restrictions on the outflow of any foreign exchange. Repatriation is ultimately dependent on the ability of a Portfolio to liquidate its investments and convert the local currency proceeds obtained from such liquidation into U.S. dollars. Where this conversion must be done through official channels (usually the central bank or certain authorized commercial banks), the ability to obtain U.S. dollars is dependent on the supply of such U.S. dollars through those channels and, if available, upon the willingness of those channels to allocate those U.S. dollars to the Portfolio. In such a case, a Portfolio's ability to obtain U.S. dollars may be adversely affected by any increased restrictions imposed on the outflow of foreign exchange. If the Portfolio is unable to repatriate any amounts due to exchange controls, it may be required to accept an obligation payable at some future date by the central bank or other governmental entity of the jurisdiction involved. If such conversion can legally be done outside official channels, either directly or indirectly, a Portfolio's ability to obtain U.S. dollars may not be affected as much by any increased restrictions except to the extent of the price which may be required to be paid for the U.S. dollars.

         Many emerging market countries have little experience with the corporate form of business organization, and may not have well developed corporation and business laws or concepts of fiduciary duty in the business context. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of an emerging market country's securities markets and the activities of investors in such markets; enforcement of existing regulations has been extremely limited.

         Some emerging markets have different settlement and clearance procedures, which, for example, may not call for delivery of a security to a Portfolio until well after the Portfolio has paid for such security. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Portfolio to make intended securities purchases due to settlement problems could cause that Portfolio to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, in possible liability to the purchaser.

         The risk also exists that an emergency situation may arise in one or more emerging market countries as a result of which trading of securities may cease or may be substantially curtailed and prices for a Portfolio's portfolio securities in such markets may not be readily available.

         SOVEREIGN DEBT SECURITIES. Sovereign debt is subject to risks in addition to those relating to foreign investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor's willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors also may be dependent on expected disbursements from foreign governments or multinational agencies, the country's access to trade and other international credits, and the country's balance of trade. Some emerging market sovereign debtors have in the past rescheduled their debt payments or declared moratoria on payments, and similar occurrences may happen in the future.

         DEPOSITARY RECEIPTS. American Depositary Receipts, or "ADRs," are securities issued by a U.S. depositary (usually a bank) and represent a specified quantity of underlying non-U.S. securities on deposit with a custodian bank as collateral. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer or the underlying security. ADRs may also be subject to exchange rate risks if the underlying securities are denominated in foreign currency. The Portfolios may also invest in similar non-U.S. instruments issued by foreign banks or trust companies such as "GDRs" and "EDRs." For purposes of its investment policies, each Portfolio will treat ADRs and similar instruments as equivalent to investment in the underlying securities.

                              OPTIONS AND FUTURES
--------------------------------------------------------------------------------

         A futures contract is an agreement between the parties to buy or sell a specified amount of one or more securities, units of an index or currencies at a specified price and date; futures contracts are generally closed out by the parties in advance of that date for a cash settlement. Under an option contract, one party generally has the right to require the other to buy or sell a specified amount of securities, units of an index, currencies or futures contracts, and may exercise that right if the market price of the underlying instrument moves in a direction advantageous to the holder of the option. Options with respect to securities indices typically call for cash settlement instead of delivery of the securities that comprise the index. Options and futures are generally considered to be "derivatives."

         The Portfolios may buy, sell and write options and futures for hedging purposes and, to the extent permitted by applicable law, for non-hedging purposes, such as to earn additional income. Futures contracts and options may also be used for other non-hedging purposes, such as to simulate full investment in underlying securities while retaining a cash balance for Portfolio management purposes, as a substitute for direct investment in a security, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying security or index.

         The use of options and futures involves certain investment risks and transaction costs. These risks include (1) difficulty in predicting movements in the prices of individual securities or an index, fluctuations in the general securities markets or in market sectors and movements in interest rates and currency markets; (2) imperfect correlation, or no correlation at all, between movements in the price of options and futures contracts, movements in the price of the underlying instruments, index or currencies and movements in the securities or currencies that are the subject of a hedge; (3) the fact that skills needed to use these instruments are different from those needed to select a Portfolio's other investments; (4) the possible lack of a liquid secondary market for any particular instrument at any particular time; (5) the possibility that the use of cover or segregation involving a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other short-term obligations; and (6) the fact that, although use of these instruments for hedging purposes can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments. There can be no assurance that a Portfolio's use of futures contracts or options will be successful. Moreover, in the event that an anticipated change in the price of the instruments, index or currencies that are the subject of the strategy does not occur, the Portfolio might have been in a better position had it not used that strategy at all. Options and futures traded on U.S. or other exchanges may be subject to position and daily fluctuation limits, which may limit the ability of a Portfolio to reduce risk using such options and futures and may limit their liquidity.

         The use of options and futures contracts for speculative purposes, e.g., to enhance income or to increase a Portfolio's exposure to a particular security or type of security or a particular foreign currency, subjects the Portfolio to additional risk. The use of options and futures to hedge an anticipated purchase also subjects a Portfolio to additional risk until the purchase is completed or the position is closed out.

         Many options on securities are traded primarily on the over-the-counter ("OTC") market. OTC options are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have much, if any, liquidity. Thus, when a Portfolio purchases an OTC option, it relies on the dealer from which it has purchased the option to make or take delivery of the instruments underlying the option or otherwise fulfill its obligations under the contract. Failure by the dealer to do so would result in the loss of the premium paid by that Portfolio as well as the loss of the expected benefit of the transaction. OTC options may be considered "illiquid securities" for purposes of each Portfolio's investment limitations.


                     FOREIGN CURRENCY EXCHANGE TRANSACTIONS
-------------------------------------------------------------------------------

         Each Portfolio that may invest in securities that are denominated in foreign currencies may engage in a variety of foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. These transactions may be engaged in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect the value of specific portfolio positions ("position hedging").

         A Portfolio may engage in transaction hedging to protect against a change in the foreign currency exchange rates between the date on which the Portfolio contracts to purchase or sell the security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. A Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate. If conditions warrant, for transaction hedging purposes, a Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and may purchase and sell foreign currency futures contracts. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements. Each Portfolio may also purchase, sell and write exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

         A Portfolio may engage in "position hedging" to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which securities the Portfolio intends to buy are denominated, when the Portfolio holds cash reserves or short-term investments).

For position hedging purposes, each Portfolio may purchase, sell or write foreign currency futures contracts, foreign currency forward contracts, and options on exchanges or over-the-counter markets. In connection with position hedging, a Portfolio may also purchase or sell foreign currency on a spot basis.

         A Portfolio's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times involve currencies other than those in which its portfolio securities are then denominated. "Cross hedging" activities will be used when a Portfolio's Adviser believes that such transactions provide significant hedging opportunities for the Portfolio. Cross hedging transactions by a Portfolio involve the further risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the values of such currencies and of the currency or other asset or liability which is the subject of the hedge.

         The decision as to whether and to what extent a Portfolio will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of a Portfolio's investments and the availability of suitable transactions. Accordingly, there can be no assurance that a Portfolio will engage in foreign currency exchange transactions at any given time or from time to time.

         For a further discussion of the risks associated with purchasing and selling futures contracts and options, see "Options and Futures" above. A Portfolio may also use other foreign currency exchange instruments and techniques when available and deemed appropriate by its Adviser.


                  PREFERRED STOCKS AND CONVERTIBLE SECURITIES
--------------------------------------------------------------------------------

         A preferred stock pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer's assets but is junior to the debt securities of the issuer in those same respects. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer's creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.

         A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock (or another equity security) of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers.

Convertible securities are usually subordinated to comparable-tier nonconvertible securities but rank senior to common stock in a corporation's capital structure.

         The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to (1) permit the issuer to redeem the security, (2) convert it into the underlying common stock or (3) sell it to a third party. Any of these actions could have an adverse effect on a Portfolio's ability to achieve its investment objective.


                        DEBT AND FIXED INCOME SECURITIES
--------------------------------------------------------------------------------

         The Portfolios may invest in a variety of debt and fixed income securities. These securities share one principal risk: their values fluctuate with changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of a Portfolio's fixed income investments. Conversely, during periods of rising interest rates, the value of a Portfolio's fixed income investments will generally decline. The magnitude of these fluctuations will generally be greater when a Portfolio's duration or average maturity is longer. Changes in the value of portfolio securities will not affect interest income from those securities, but will be reflected in a Portfolio's net asset value. The most common types of these instruments, and the associated risks, are described below. Subject to its investment policies and applicable law each of the Portfolios may invest in these instruments.

         U.S. GOVERNMENT OBLIGATIONS. U.S. Government securities include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Government (such as GNMA certificates); (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government (such as obligations of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities (such as securities issued by FNMA); or (d) only the credit of the instrumentality (such as securities issued by Freddie Mac). In the case of obligations not backed by the full faith and credit of the United States, a Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.

         INFLATION-INDEXED SECURITIES. The Portfolios may also invest in inflation-indexed U.S. Treasury securities (also known as "Treasury Inflation-Protection Securities"). The principal value of Treasury Inflation-Protection Securities is adjusted daily in accordance with changes in the Consumer Price Index, while interest is calculated on the basis of the adjusted principal value on the payment date. The principal value of these securities declines in periods of deflation, but holders at maturity receive no less than par. If inflation is lower than expected during the period a Portfolio holds the security, the Portfolio may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. Changes in market interest rates from causes other than inflation will likely affect the price of these securities in the same manner as more traditional obligations.

         MORTGAGE-RELATED SECURITIES. Mortgage-related securities represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others. Mortgage-related securities may be issued by governmental, government-related or non-governmental entities, and provide regular payments which consist of interest and, in most cases, principal. In contrast, other forms of debt securities normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In effect, payments on mortgage-related securities are a "pass-through" of the payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-related securities are caused by repayments resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.

         As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-related securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the securities' effective maturities. The volume of prepayments of principal on a pool of mortgages underlying a particular mortgage-related security will influence the yield of that security, and the principal returned to a Portfolio may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had such prepayments not occurred. When interest rates are declining, such prepayments usually increase, and reinvestments of such principal prepayments will be at a lower rate than that on the original mortgage-related security. An increase in mortgage prepayments could cause the Portfolio to incur a loss on a mortgage-related security that was purchased at a premium. On the other hand, a decrease in the rate of prepayments, resulting from an increase in market interest rates or other causes, may extend the effective maturities of mortgage-related securities, increasing their sensitivity to changes in market interest rates and potentially increasing the volatility of a Portfolio's shares. The rate of prepayment may also be affected by general economic conditions, the location and age of the mortgages, and other social and demographic conditions. In determining the average maturity or duration of a mortgage-related security, a Portfolio's Adviser must apply certain assumptions and projections about the maturity and prepayment of such security; actual prepayment rates may differ. Because of prepayments, mortgage-related securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates.

         GOVERNMENT MORTGAGE-RELATED SECURITIES. GNMA is the principal federal government guarantor of mortgage-related securities. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA pass-through securities are considered to have a relatively low risk of default in that (1) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (2) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government, regardless of whether they have been collected. GNMA pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the effective maturity and market value of a Portfolio's GNMA securities can be expected to fluctuate in response to changes in interest rate levels.

         Residential mortgage loans are also pooled by Freddie Mac, a corporate instrumentality of the U.S. Government. The mortgage loans in Freddie Mac's portfolio are not government backed; Freddie Mac, not the U.S. Government, guarantees the timely payment of interest and ultimate collection of principal on Freddie Mac securities. Freddie Mac also issues guaranteed mortgage certificates, on which it guarantees semiannual interest payments and a specified minimum annual payment of principal.

         FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers, which include savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA, not the U.S. Government.

         PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES. Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of residential mortgage loans; mortgage-backed bonds which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations ("CMOs") which are collateralized by mortgage-related securities issued by Freddie Mac, FNMA or GNMA or by pools of mortgages.

         CMOs are typically structured with classes or series which have different maturities and are generally retired in sequence. Each class of obligations receives periodic interest payments according to the coupon rate on the obligations. However, all monthly principal payments and any prepayments from the collateral pool are generally paid first to the "Class 1" holders. Thereafter, all payments of principal are generally allocated to the next most senior class of obligations until that class of obligations has been fully repaid. Although full payoff of each class of obligations is contractually required by a certain date, any or all classes of obligations may be paid off sooner than expected because of an increase in the payoff speed of the pool. Other allocation methods may be used. Payment of interest or principal on some classes or series of a CMO may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages.

         Mortgage-related securities created by non-governmental issuers generally offer a higher rate of interest than government and government-related securities because there are no direct or indirect government guarantees of payment in the former securities, resulting in higher risks. Where privately issued securities are collateralized by securities issued by Freddie Mac, FNMA or GNMA, the timely payment of interest and principal is supported by the government-related securities collateralizing such obligations. The market for conventional pools is smaller and less liquid than the market for the government and government-related mortgage pools.

         ASSET-BACKED SECURITIES. Asset-backed securities refer to securities that directly or indirectly represent a participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Asset-backed securities are backed by a pool of assets representing the obligations often of a number of different parties. Certain of such securities may be illiquid.

         The principal on asset-backed securities, like that on mortgage-backed securities, may be prepaid at any time. As a result, if such securities are purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect. Conversely, if the securities are purchased at a discount, prepayments faster than expected will increase yield to maturity and prepayments slower than expected will decrease it. Accelerated prepayments also reduce the certainty of the yield because the Portfolio must reinvest the assets at the then-current rates. Accelerated prepayments on securities purchased at a premium also impose a risk of loss of principal.

         Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest in the underlying collateral, and the underlying collateral may become damaged or stolen.

         MUNICIPAL OBLIGATIONS. Municipal obligations include obligations issued to obtain funds for various public purposes, including constructing a wide range of public facilities, such as bridges, highways, housing, hospitals, mass transportation, schools and streets. Other public purposes for which municipal obligations may be issued include the refunding of outstanding obligations, the obtaining of funds for general operating expenses and the making of loans to other public institutions and facilities. In addition, certain types of industrial development bonds ("IDBs") and private activity bonds ("PABs") are issued by or on behalf of public authorities to finance various privately operated facilities, including certain pollution control facilities, convention or trade show facilities, and airport, mass transit, port or parking facilities.

         Municipal obligations also include short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term debt obligations. Such notes may be issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues. Municipal obligations also include municipal lease obligations and certificates of participation. Municipal lease obligations, which are issued by state and local governments to acquire land, equipment and facilities, typically are not fully backed by the municipality's credit, and, if funds are not appropriated for the following year's lease payments, a lease may terminate, with the possibility of default on the lease obligation and significant loss to the Portfolio. Certificates of participation are participations in municipal lease obligations or installment sales contracts. Each certificate represents a proportionate interest in or right to the payments made.

         The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. "General obligation" bonds are secured by the issuer's pledge of its faith, credit and taxing power. "Revenue" bonds are payable only from the revenues derived from a particular facility or class of facilities or from the proceeds of a special excise tax or other specific revenue source such as the corporate user of the facility being financed. IDBs and PABs are usually revenue bonds and are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the corporate user of the facilities.

         The ability of state, county or local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amounts of tax and other revenues available to governmental issuers may be affected from time to time by economic, political and demographic conditions within or outside of the particular state. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state and local aid to issuers of municipal securities may also affect their ability to meet their obligations. Payments of principal and interest on revenue bonds will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made. The facility's economic status, in turn, could be affected by economic, political and demographic conditions affecting the particular state.

         CORPORATE DEBT SECURITIES. A Portfolio may invest in debt securities (i.e., bonds, debentures, notes and other similar debt instruments) of domestic or foreign non-governmental issuers which meet the minimum credit quality criteria, if any, set forth for the Portfolio. Corporate debt securities may pay fixed or variable rates of interest, or interest at a rate contingent upon some other factor, such as the price of some commodity. These securities may include warrants, may be convertible into preferred or common equity, or may be bought as part of a unit containing common stock.


         LOWER-RATED SECURITIES. Non-investment grade securities, i.e., securities rated below Baa by Moody's or BBB by S&P or comparably rated by other NRSROs or unrated securities of comparable quality, are described as "speculative" by Moody's and S&P and may be subject to greater market fluctuations and greater risk of loss of income or principal, including a greater possibility of default or bankruptcy of the issuer of such securities, than are more highly rated debt securities. Such securities are commonly referred to as "junk bonds." A Portfolio's Adviser seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions and will monitor the ratings of securities held by the Portfolios and the creditworthiness of their issuers. If the rating of a security in which a Portfolio has invested falls below the minimum rating in which the Portfolio is permitted to invest, the Portfolio will either dispose of that security within a reasonable time or hold the security for so long as the Portfolio's Adviser determines appropriate for that Portfolio, having due regard for market conditions, tax implications and other applicable factors. See the Appendix to this Prospectus for a description of the ratings assigned to fixed income securities by the rating agencies.



         A debt security may be callable, i.e., subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a debt security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security or sell it to a third party. Either of these actions could have an adverse effect on a Portfolio's ability to achieve its investment objective because, for example, the Portfolio may be able to reinvest the proceeds only in securities with lower yields or may receive a price upon sale that is lower than it would have received in the absence of the redemption.

         The prices of debt securities fluctuate in response to perceptions of the issuer's creditworthiness. Generally, lower-rated securities offer a higher current yield than that provided by higher grade issues, but also involve higher risks. Debt securities rated C by an NRSRO and S&P are bonds on which no interest is being paid and which can be regarded as having extremely poor prospects of ever attaining any real investment standing. Lower-rated securities are especially affected by adverse changes in the industries in which the issuers are engaged and by changes in the financial condition of the issuers. Highly leveraged issuers may also experience financial stress during periods of rising interest rates.


         The market for lower-rated securities has expanded rapidly in recent years. This growth has paralleled a long economic expansion. At certain times in the past, the prices of many lower-rated securities declined, indicating concerns that issuers of such securities might experience financial difficulties. At those times, the yields on lower-rated securities rose dramatically, reflecting the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines will not recur.

         The market for lower-rated securities is generally thinner and less active than that for higher quality debt securities, which may make it difficult for a Portfolio to value its securities or may limit a Portfolio's ability to sell such securities at fair value. As a result, judgment plays a greater role in pricing such securities than is the case for securities having more active markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.

         The ratings of Moody's and S&P represent the opinions of those agencies as to the quality of the debt securities which they rate. Such ratings are relative and subjective, and are not absolute standards of quality. Unrated debt securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. If securities are rated investment grade by one rating organization and below investment grade by the other, a Portfolio's investment adviser may rely on the rating that it believes is more accurate. None of the Portfolios is restricted from buying any non-investment grade security because of its credit rating.

         STRIPPED SECURITIES. Stripped securities are created by separating bonds into their principal and interest components and selling each piece separately (commonly referred to as IOs and POs.). The yield to maturity on an IO or PO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on a Portfolio's yield to maturity to the extent it invests in IOs. If the assets underlying the IOs experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Portfolio's ability to buy or sell those securities at any particular time.

         ZERO COUPON AND PAY-IN-KIND SECURITIES. A zero coupon bond is a security that makes no fixed interest payments but instead is sold at a discount from its face value. The bond is redeemed at its face value on the specified maturity date. Zero coupon bonds may be issued as such, or they may be created by a broker who strips the coupons from a bond and separately sells the rights to receive principal and interest. The prices of zero coupon bonds tend to fluctuate more in response to changes in market interest rates than do the prices of interest-paying debt securities with similar maturities. A Portfolio investing in zero coupon bonds generally accrues income on such securities prior to the receipt of cash payments. Since each Portfolio must distribute substantially all of its income to shareholders to qualify as a regulated investment company under federal income tax law, a Portfolio investing in zero coupon bonds may have to dispose of other securities to generate the cash necessary for the distribution of income attributable to its zero coupon bonds. Pay-in-kind securities have characteristics similar to those of zero coupon securities, but interest on such securities may be paid in the form of obligations of the same type rather than cash.


               COMMERCIAL PAPER AND OTHER SHORT-TERM INVESTMENTS
-------------------------------------------------------------------------------

         Each of the Portfolios may invest in or hold cash or other short-term instruments, including commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The Portfolios may purchase commercial paper issued pursuant to the private placement exemption in Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under federal securities laws in that any resale must similarly be made in an exempt transaction. The Portfolios may or may not regard such securities as illiquid, depending on the circumstances of each case.

         Any Portfolio may also invest in obligations (including certificates of deposit, demand and time deposits and bankers' acceptances) of U.S. banks and savings and loan institutions. While domestic bank deposits are insured by an agency of the U.S. Government, the Portfolios will generally assume positions considerably in excess of the insurance limits.





                      LOAN PARTICIPATIONS AND ASSIGNMENTS
--------------------------------------------------------------------------------

         The purchase of loan participations and assignments entails special risks. A Portfolio's ability to receive payments of principal and interest and other amounts in connection with loan participations and assignments will depend primarily on the financial condition of the borrower. The failure by the Portfolio to receive scheduled interest or principal payments on a loan participation or assignment would adversely affect the income of the Portfolio and would likely reduce the value of its assets. Because loan participations are not generally rated by independent credit rating agencies, a decision by a Portfolio to invest in a particular loan participation will depend almost exclusively on its Adviser's credit analysis of the borrower. In addition to the other risks associated with investments in debt securities, participations and assignments involve the additional risk that the insolvency of any financial institution interposed between the Portfolio and the borrower could delay or prevent the flow of payments from the borrower on the underlying loan. A Portfolio may have limited rights to enforce the terms of the underlying loan, and the liquidity of loan participations and assignments may be limited.


         The borrower of a loan in which a Portfolio holds a participation interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the Portfolio will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation.

         Corporate loans in which a Portfolio may purchase a loan participation or assignment are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, and other corporate activities. The highly leveraged capital structure of the borrowers in certain of these transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.


         Certain of the loan participations or assignments acquired by a Portfolio may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Portfolio would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation.


                    INDEXED SECURITIES AND STRUCTURED NOTES
--------------------------------------------------------------------------------

         The values of indexed securities and structured notes are linked to currencies, other securities, interest rates, commodities, indices or other financial indicators ("reference instruments"). These instruments differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). An indexed security or structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable with respect to, or the interest rate of, an indexed security or structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).



         Investment in indexed securities and structured notes involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain indexed securities or structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero, and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.


                              FORWARD COMMITMENTS
--------------------------------------------------------------------------------

         Each Portfolio may enter into commitments to purchase securities on a "forward commitment" basis, including purchases on a "when- issued" basis or a "to be announced" basis. When such transactions are negotiated, certain terms may be fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. Such securities are often the most efficiently priced and have the best liquidity in the bond market. During the period between a commitment and settlement, no payment is made by the purchaser for the securities purchased and, thus, no interest accrues to the purchaser from the transaction. In a "to be announced" transaction, a Portfolio commits to purchase securities for which all specific information is not yet known at the time of the trade, particularly the exact face amount in forward commitment mortgage-backed securities transactions.

         A Portfolio may sell the securities subject to a forward commitment purchase, which may result in a gain or loss. When a Portfolio purchases securities on a forward commitment basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Purchases of forward commitment securities also involve a risk of loss if the seller fails to deliver after the value of the securities has risen. Depending on market conditions, a Portfolio's forward commitment purchases could cause its net asset value to be more volatile.

         Each Portfolio may also enter into a forward commitment to sell securities it owns and will generally do so only with the intention of actually delivering the securities. The use of forward commitments enables a Portfolio to hedge against anticipated changes in interest rates and prices. In a forward sale, a Portfolio does not participate in gains or losses on the security occurring after the commitment date. Forward commitments to sell securities also involve a risk of loss if the seller fails to take delivery after the value of the securities has declined.

         Forward commitment transactions involve additional risks similar to those associated with investments in options and futures contracts. See "Options and Futures Contracts." It is not expected that any Portfolio's purchases of forward commitments will at any time exceed, in the aggregate, 20% of that Portfolio's total assets.


                       RESTRICTED AND ILLIQUID SECURITIES
--------------------------------------------------------------------------------

         Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. No securities for which there is not a readily available market ("illiquid securities") will be acquired by any Portfolio if such acquisition would cause the aggregate value of illiquid securities to exceed 15% of the Portfolio's net assets (10% of net assets for the Western Asset Money Market Portfolio and the Western Asset Government Money Market Portfolio).

         Under SEC regulations, certain securities acquired through private placements can be traded freely among qualified purchasers. The SEC has stated that an investment company's board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is "liquid." The Portfolios intend to rely on this rule, to the extent appropriate, to deem specific securities acquired through private placement as "liquid." The Boards have delegated to a Portfolio's Adviser the responsibility for determining whether a particular security eligible for trading under this rule is "liquid." Investing in these restricted securities could have the effect of increasing a Portfolio's illiquidity if qualified purchasers become, for a time, uninterested in buying these securities.

         Illiquid securities may be difficult to value, and a Portfolio may have difficulty disposing of such securities promptly. The Portfolios do not consider foreign securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the U.S.


                    SECURITIES OF OTHER INVESTMENT COMPANIES
--------------------------------------------------------------------------------

         Investments in other investment companies may involve the payment of substantial premiums above the net asset value of such issuers' portfolio securities, and the total return on such investments will be reduced by the operating expenses and fees of such investment companies, including advisory fees. The Portfolios may invest in both closed-end and open-end investment companies.


                             REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------

         A repurchase agreement is an agreement under which securities are acquired from a securities dealer or bank subject to resale at an agreed upon price and date. The securities are held by a Portfolio as collateral until retransferred and will be supplemented by additional collateral if necessary to maintain a total market value equal to or in excess of the value of the repurchase agreement. The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities. A Portfolio also bears the risk that the proceeds from any sale of collateral will be less than the repurchase price.


               REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWING
--------------------------------------------------------------------------------

         A reverse repurchase agreement is a portfolio management technique in which a Portfolio temporarily transfers possession of a portfolio instrument to another person, such as a financial institution or broker-dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, including interest payment. While engaging in reverse repurchase agreements, each Portfolio will maintain cash or securities in a segregated account at its custodian bank with a value at least equal to the Portfolio's obligation under the agreements, adjusted daily. Reverse repurchase agreements may expose a Portfolio to greater fluctuations in the value of its assets and renders the segregated assets unavailable for sale or other disposition.

         The Portfolios may also enter into dollar roll transactions in which a Portfolio sells a fixed income security for delivery in the current month and simultaneously contracts to purchase substantially similar (same type, coupon and maturity) securities at an agreed upon future time. By engaging in the dollar roll transaction the Portfolio foregoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The Portfolio would also be able to earn interest on the income that is received from the initial sale.

         Each Portfolio will limit its investments in reverse repurchase agreements and other borrowing (including dollar roll transactions) to no more than one-third of its total assets. To avoid potential leveraging effects of such borrowing (including reverse repurchase agreements and dollar rolls), a Portfolio will not make investments while its borrowing is in excess of 5% of its total assets.


                         LOANS OF PORTFOLIO SECURITIES
--------------------------------------------------------------------------------

         A Portfolio may lend its portfolio securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of the securities loaned, is continuously maintained by the borrower with the Portfolio. During the time securities are on loan, the borrower will pay the Portfolio an amount equivalent to any dividends or interest paid on such securities, and the Portfolio may invest the cash collateral and earn additional income, or it may receive an agreed upon amount of interest income from the borrower who has delivered equivalent collateral. These loans are subject to termination at the option of the Portfolio or the borrower. A Portfolio may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. No Portfolio presently expects to have on loan at any given time securities totaling more than one-third of its net assets. A Portfolio runs the risk that the counterparty to a loan transaction will default on its obligation and that the value of the collateral received may decline before the Portfolio can dispose of it.



                                    DURATION
--------------------------------------------------------------------------------

         Duration is a measure of the expected life of a fixed income security on a cash flow basis. Duration takes the time intervals over which the interest and principal payments are scheduled and weights each by the present values of the cash to be received at the corresponding future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, a current coupon bond with a maturity of 3.5 years will have a duration of approximately three years. In general, the lower the stated or coupon rate of interest of a fixed income security, the longer its duration; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter its duration.



                               PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

         The turnover rates of the Western Asset Limited Duration Portfolio, the Western Asset Intermediate Portfolio and the Western Asset Core Portfolio for the nine month period March 31, 1998 were 373.00%, 401.40%, and 226.9%, respectively. While it is impossible to predict portfolio turnover rates, the Western Asset Enhanced Equity Portfolio, the Western Asset Intermediate Plus Portfolio, the Western Asset Core Plus Portfolio, the Western Asset High Yield Portfolio, the Western Asset Non-U.S. Fixed Income Portfolio and the Western Asset Global Strategic Income Portfolio expect that their average turnover rate will not exceed 400%, 400%, 400%, 200%, 200%, and 200%, respectively.


         The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as "portfolio turnover." As a result of a Portfolio's investment policies, under certain market conditions a Portfolio's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. Higher portfolio turnover rates, such as those above 100%, are likely to result in higher brokerage commissions or other transactions costs and could give rise to a greater amount of taxable capital gains.


                       ALTERNATIVE INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

         At times a Portfolio's Adviser may judge that conditions in the securities markets make pursuing the Portfolio's typical investment strategy inconsistent with the best interests of its shareholders. At such times, the Adviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the Portfolio's assets. In implementing these defensive strategies, a Portfolio may invest without limit in a variety of securities that the Adviser believes present less risk to a Portfolio, including equity securities, debt securities, preferred stocks, U.S. Government and agency obligations, cash or money market instruments, or in other securities the Adviser considers consistent with such defensive strategies. It is impossible to predict when, or for how long, a Portfolio will use these alternative strategies.


                            NEW INVESTMENT PRODUCTS
--------------------------------------------------------------------------------

         New types of mortgage-backed and asset-backed securities, derivative instruments and hedging instruments are developed and marketed from time to time. Consistent with its investment limitations, each Portfolio expects to invest in those new types of securities and instruments that its Adviser believes may assist the Portfolio in achieving its investment objective.

                              INVESTMENT POLICIES
--------------------------------------------------------------------------------

         The investment objective of each of the Western Asset Core, the Western Asset Limited Duration, the Western Asset Intermediate and the Western Asset Money Market Portfolio are "Fundamental." Except for investment policies designated as fundamental in this prospectus or the SAI, the investment policies described in this prospectus and in the SAI are not fundamental policies. Changes to fundamental investment policies require shareholder approval; the Directors may change any non-fundamental investment policy without shareholder approval.


PERFORMANCE  DATA
--------------------------------------------------------------------------------

         Advertisements and other communications to shareholders or prospective investors may include performance information about a Portfolio. "Yield" for each class of shares of a Portfolio (other than the Western Asset Money Market Portfolio and the Western Asset Government Money Market Portfolio) is calculated by dividing the annualized net investment income per share during a recent 30-day period by the maximum public offering price per share of the class on the last day of that period. Yield for the Western Asset Money Market Portfolio and the Western Asset Government Money Market Portfolio is derived from the income generated by an investment in a Portfolio over a stated seven-day period. This income is "annualized," i.e., the average daily net income generated by the investment during that week is assumed to be generated each day over a 365-day period, and is shown as a percentage of the investment. "Effective yield" is calculated similarly but assumes that the income earned by an investment is reinvested.

         "Total return" is a measurement of the overall change in value, including changes in share price and assuming reinvestment of distributions, of an investment in a Portfolio. "Cumulative total return" shows a Portfolio's performance over a specific period of time. "Average annual total return" for the one-, five- and ten-year periods (or for the life of a class, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in a Portfolio invested at the maximum public offering price.

         Investment performance, which will vary, is based on many factors, including market conditions, portfolio composition, Portfolio operating expenses and the class of shares the investor purchases. Investment performance also often reflects the risks associated with a Portfolio's investment objective and policies. These factors should be considered when comparing a Portfolio's investment results with those of other mutual funds and other investment vehicles. Performance information is based on historical performance and should not be viewed as representative of a Portfolio's future performance. The investment return and principal value of an investment in a Portfolio (other than the Western Asset Money Market Portfolio and the Western Asset Government Money Market Portfolio, which attempt to maintain a stable net asset value per share) will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect. Portfolio performance may be compared to that of various indexes. See the SAI.


MANAGEMENT  OF  THE  PORTFOLIOS
--------------------------------------------------------------------------------


                              BOARDS OF DIRECTORS
--------------------------------------------------------------------------------

         The business affairs of the Corporation are managed under the direction of a Board of Directors, and the Directors of the Corporation are responsible for generally overseeing the conduct of each Portfolio's business. Information about the Directors and executive officers of the Corporation may be found in the SAI.

         The Board of Directors has retained the Manager and the Advisers to manage the Portfolios' affairs, furnish a continuing investment program for the Portfolios and make investment decisions on their behalf, subject to such policies as the Directors may determine.


                   MANAGER, ADVISERS AND PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

         The Portfolios are managed by the Manager. Each Portfolio pays the Manager a monthly fee based on the average net assets of the Portfolio at the following rates:


                                                                                         ANNUAL PERCENTAGE OF
                         PORTFOLIO                                                        AVERAGE NET ASSETS
                         ---------                                                        ------------------


Western Asset Government Money Market Portfolio                                                 0.20%
Western Asset Money Market Portfolio                                                            0.20%
Western Asset Limited Duration Portfolio                                                        0.35%
Western Asset Intermediate Portfolio                                                            0.40%
Western Asset Intermediate Plus Portfolio                                                       0.40%
Western Asset Core Portfolio                                                                    0.45%
Western Asset Core Plus Portfolio                                                               0.45%
Western Asset High Yield Portfolio                                                              0.55%


Western Asset Non-U.S. Fixed Income Portfolio                        0.45%
Western Asset Global Strategic Income Portfolio                      0.45%

Western Asset Enhanced Equity Portfolio                              0.55%


         The Manager is a Maryland corporation formed on January 20, 1982 and is a wholly owned subsidiary of Legg Mason, Inc., a financial services holding company. The Manager's address is 100 Light Street, Baltimore, Maryland 21202.

         In order to assist in carrying out its investment advisory responsibilities, the Manager has retained Advisers to render advisory services to the Portfolios. The Manager pays the fees of the Advisers as follows:


                PORTFOLIO                                                   ADVISER                 ADVISER FEE
                ---------                                                   -------                 -----------


Western Asset Money Market Portfolio                                     Western Asset                  0.15%

Western Asset Government Money Market                                    Western Asset                  0.15%
Portfolio

Western Asset Limited Duration Portfolio                                 Western Asset                  0.30%





Western Asset Intermediate Portfolio                                     Western Asset                  0.35%

Western Asset Intermediate Plus Portfolio                                Western Asset/                 0.35%
                                                                              WAGM

Western Asset Core Portfolio                                             Western Asset                  0.40%

Western Asset Core Plus Portfolio                                        Western Asset/                 0.40%
                                                                              WAGM

Western Asset High Yield Portfolio                                       Western Asset                  0.50%

Western Asset Non-U.S. Fixed Income Portfolio                                 WAGM                      0.40%

Western Asset Global Strategic Income Portfolio                          Western Asset/                 0.40%
                                                                               WAGM

Western Asset Enhanced Equity Portfolio                                  Western Asset                  0.50%


         The Manager and the Adviser have voluntarily agreed to limit their fees to the extent necessary to maintain the total operating expense ratios shown in the fee tables on pages 8-12.

         WESTERN ASSET. Western Asset, a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds, as well as to individual investors. Total assets under management by Western Asset were approximately $__ billion as of December 31, 1997. The address of Western Asset is 117 East Colorado Boulevard, Pasadena, CA 91105.

         WAGM. WAGM, a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds, as well as to individual investors. Total assets under management by WAGM were approximately $__billion as of December 31, 1997. The address of WAGM is 155 Bishopsgate, London, England.

         Neither Western Asset nor WAGM employs individual portfolio managers to determine the investments of a Portfolio. Instead, the day-to-day management of the Portfolios' investments will be the responsibility of their investment strategy groups.

                                  DISTRIBUTORS
--------------------------------------------------------------------------------

         Legg Mason Wood Walker, Incorporated ("Legg Mason") is the distributor of each Portfolio's shares. Legg Mason pays certain expenses in connection with the offering of shares of each Portfolio, including any compensation to its financial advisors, the printing and distribution of prospectuses, SAIs and periodic reports used in connection with the offering to prospective investors, and expenses relating to any supplementary sales literature or advertising. The Portfolios bear the expenses of preparing, setting in type and mailing the prospectuses, SAIs and periodic reports to existing shareholders.

         Arroyo Seco, Inc. ("Arroyo Seco"), a wholly owned subsidiary of Western Asset, is also authorized to offer the Portfolios' shares for sale to its customers. The Portfolios make no payments to Arroyo Seco in connection with the offer or sale of their shares, and Arroyo Seco does not collect any commissions or other fees from customers in connection with the offer or sale of the Portfolios' shares.


                             PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

         Each Portfolio's Adviser places all orders for the purchase and sale of portfolio investments with brokers or dealers selected by it in its discretion. It will seek the best price and execution of each Portfolio's orders. However, the Adviser may pay higher commission rates than the lowest available when it believes it is reasonable to do so in light of the value of brokerage and research services provided by the broker effecting the transaction. The Adviser may also consider sales of shares of the Portfolio (or other Portfolios or other funds managed by it or its affiliates, to the extent permitted by applicable law) in selecting broker-dealers to execute Portfolio transactions.


         Some securities considered by an Adviser for purchase by a Portfolio may also be appropriate for other clients served by the Adviser. Transactions in such securities will be allocated among the Portfolios and such other clients in a manner considered fair and reasonable by the Adviser.

                                    EXPENSES
--------------------------------------------------------------------------------

         Each Portfolio pays its share of all expenses of the Corporation that are not assumed by the Manager, the relevant Adviser or other parties, including Directors', auditing, legal, custodial, transfer agency and distribution fees (which are in turn allocated to the Financial Intermediary Class of shares).


ORGANIZATION  AND  HISTORY
--------------------------------------------------------------------------------

         LM Institutional Fund Advisors I, Inc. ("LM Institutional I") was incorporated in Maryland on May 16, 1990. Prior to May 21, 1998, LM Institutional I was known as "Western Asset Trust, Inc." Each Portfolio is an open-end, diversified management company, except for Western Asset Non-U.S. Fixed Income Portfolio and Western Asset Global Strategic Income Portfolio, which are non-diversified companies. The Directors of the Corporation may, without shareholder approval, create, in addition to the Portfolios, other series of shares representing separate investment portfolios. Any such series may be divided without shareholder approval into two or more classes of shares having such terms as the Directors may determine.

         The Corporation has a total of 13.1 billion shares of common stock at par value $0.001. Each share has one vote, with fractional shares voting proportionally. Voting on matters pertinent only to a particular Portfolio, such as the adoption of an investment advisory contract for that Portfolio, is limited to that Portfolio's shareholders. Shares of all classes of a Portfolio will vote together as a single class except when otherwise required by law or as determined by the Directors. Shares are freely transferable, are entitled to dividends as declared by the Directors, and, if a Portfolio were liquidated, would receive the net assets of that Portfolio. Voting rights are not cumulative, and all shares of the Portfolios are fully paid and nonassessable and have no preemptive or conversion rights.

         Although no Portfolio intends to hold annual shareholder meetings, it will hold a special meeting of shareholders when the Investment Company Act of 1940 (the "1940 Act") requires a shareholder vote on certain matters (including the election of Directors in certain cases or approval of an advisory contract).

PURCHASE  OF  SHARES
--------------------------------------------------------------------------------

         The Portfolios offer two classes of shares: Institutional Class and Financial Intermediary Class. Shares in the Financial Intermediary Class bear a 12b-1 fee. See "Distribution Plans" below for more information.


                               INITIAL INVESTMENT
--------------------------------------------------------------------------------

         Prior to or concurrent with the initial purchase of shares in any Portfolio, each investor must open an account for that Portfolio by completing and signing an Application and mailing it to Boston Financial Data Services (the "Transfer Agent" or "BFDS") at the following address: P.O. Box 953, Boston, Massachusetts 02103. In general, an investor must make a minimum initial investment of $1,000,000 to open an account in any Portfolio. Thereafter, there is no minimum for subsequent investments. The Portfolios reserve the right to change the minimum requirements at their discretion. An employee benefit or retirement plan is not subject to the minimum investment requirement provided the plan has more than $5,000,000 in assets.

         A purchase order, together with payment in proper form, received by the Transfer Agent prior to the close of regular trading on the Exchange (ordinarily 4:00 p.m., Eastern time) ("close of the Exchange") will be effected at that day's net asset value. An order received after the close of the Exchange will generally be effected at the net asset value determined on the next business day. However, orders received by certain retirement plans and other financial intermediaries by the close of the Exchange and communicated to the Transfer Agent by 9:00 a.m., Eastern time, on the following business day will be effected at the net asset value determined on the prior business day.

         Purchases of shares can be made by wiring federal funds to State Street Bank and Trust Company. Purchases of shares of the Western Asset Money Market Portfolio or the Western Asset Government Money Market Portfolio may ONLY by made by federal funds wire. Before wiring federal funds, the investor must first telephone the Portfolio at [TELEPHONE #] to receive instructions for wire transfer. On the telephone, the following information will be required: shareholder name; name of the person authorizing the transaction; shareholder account number; name of the Portfolio and class of shares to be purchased; amount being wired; and name of the wiring bank.

         Funds should be wired through the Federal Reserve System to:

                  State Street Bank and Trust Company
                  ABA # 011-000-028

                  LM Institutional Fund Advisors [insert name of Portfolio] [Insert your account name and number]

         The wire should state that the funds are for the purchase of shares of a specific Portfolio and include the account name and number. With respect to Portfolios whose policy is to declare dividends daily, if a purchase order for shares is received prior to 12:00 noon, Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, dividends will accrue starting that day. If a purchase order is received after 12:00 noon, Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, or as otherwise agreed to by the relevant Portfolio, the order will be effected at that day's net asset value, but dividends will not begin to accrue until the following business day.

         Shares may also be purchased and paid for by the contribution of eligible portfolio securities, subject in each case to approval by the Manager. Approval will depend on, among other things, the nature and quality of the securities offered and the current needs of the Portfolio in question. Securities offered in payment for shares will be valued in the same way and at the same time the Portfolio values it portfolio securities for purposes of determining net asset value. See "How Each Portfolio Values Its Shares," below. Investors who wish to purchase Portfolio shares through the contribution of securities should contact the Portfolio at [TELEPHONE #] for instructions. Investors should also realize that at the time of contribution they may be required to recognize a gain or loss for tax purposes on securities contributed. The Portfolio has full discretion to reject any securities offered as payment for shares. As described below, each Portfolio may offer Financial Intermediary Class shares that are offered primarily through financial intermediaries. Each Portfolio may pay financial intermediaries for their services out of that class's assets pursuant to the class's distribution plan or otherwise. Legg Mason and its affiliates (including the Manager and the Advisers) may also from time to time, at their own expense, make payments to financial intermediaries that sell shares of the Portfolios or to other parties in connection with the sale of shares. If investors effect transactions through a broker or agent, investors may be charged a fee by that broker or agent.

         Any shares purchased or received as a distribution will be credited directly to the investor's account.


                             ADDITIONAL INVESTMENTS
--------------------------------------------------------------------------------

         Additional investments may be made at any time at the relevant net asset value for that class by following the procedures outlined above. Investors should always furnish a shareholder account number when making additional purchases.

                           OTHER PURCHASE INFORMATION
--------------------------------------------------------------------------------

         Purchases will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

         Each Portfolio and Distributor reserves the right, in its sole discretion, to suspend the offering of shares or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Portfolio; to waive the minimum initial investment for certain investors; and to redeem shares if information provided in the Application should prove to be incorrect in any manner judged by a Portfolio to be material (e.g., in a manner such as to render the shareholder ineligible to purchase shares of a Portfolio). A Portfolio may suspend the offering of shares at any time and resume it at any time thereafter.

         Shares of the Portfolios may not be qualified or registered for sale in all States. Prospective investors should inquire as to whether shares of a particular Portfolio are available for offer and sale in their State of residence. Shares of the Portfolio may not be offered or sold in any State unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

         Purchases and sales of Portfolio shares should be made for long-term investment purposes only. Each Portfolio reserves the right to restrict purchases of shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident.


                                RETIREMENT PLANS
--------------------------------------------------------------------------------

         Shares of the Portfolios are available for purchase by retirement plans, including 401(k) plans, 403(b) plans and Individual Retirement Accounts ("IRAs"). The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a Portfolio as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that the plan administrator may aggregate purchase and redemption orders of participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

                          ACCOUNT REGISTRATION CHANGES
--------------------------------------------------------------------------------

         Changes in registration or account privileges may be made in writing to the Transfer Agent. Signature guarantees may be required. See "Signature Guarantee" below. All correspondence must include the account number and must be sent to:

         Boston Financial Data Services
         P.O. Box 953
         Boston, Massachusetts,  02103


DISTRIBUTION  PLANS
--------------------------------------------------------------------------------

         The Board of Directors has adopted Distribution Plans pursuant to Rule 12b-1 under the 1940 Act with respect to shares of the Financial Intermediary Class of each Portfolio. Under the terms of each Plan, a Portfolio is permitted to pay, out of the assets of the Financial Intermediary Class of the Portfolio, in an amount up to 0.40% on an annual basis of the average daily net assets of that class, financial intermediaries and other parties that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium, and to reimburse certain other distribution-related expenses. Payments under the Plans are currently limited to an annual rate of .25% of average daily net assets (.10% for the Western Asset Money Market Portfolio and the Western Asset Government Money Market Portfolio). For more information regarding the Plans and their terms, see the SAI.


REDEMPTION  OF  SHARES
--------------------------------------------------------------------------------

         Portfolio shares may be redeemed through three methods: (1) by sending a written request for redemption to the Transfer Agent at P.O. Box 953, Boston, Massachusetts, 02103; (2) by calling the Portfolio at [telephone]; or (3) by wire communication with the Transfer Agent. In each case, the investor should first notify [Name] at [telephone] of the intention to redeem. No charge is made for redemptions. Shareholders who wish to be able to redeem by telephone or wire communication must complete an authorization form in advance. Redemptions over [$10,000,000] may be initiated by telephone, but must be confirmed in writing prior to processing. With respect to telephone redemptions or transfers, the Transfer Agent will process orders based on instructions from a shareholder, or any person claiming to act as his or her representative, who can provide it with his or her account registration and address as it appears on its records. The Transfer Agent will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions.

         Upon receipt of a request in good order for redemption before the close of the Exchange on any day when the Exchange is open, the Transfer Agent will redeem Portfolio shares at that day's net asset value per share. Requests for redemption received by the Transfer Agent after the close of the Exchange will be executed at the net asset value next determined. The Portfolios may refuse to effect redemption requests during periods permitted by the federal securities laws.

         Requests for redemption should indicate:

         1. The number of shares or dollar amount to be redeemed and the investor's shareholder account number;

         2. The investor's name and the names of any co-owner of the account, using exactly the same name or names used in establishing the account;

         3. Proof of authorization to request redemption on behalf of any co-owner of the account (please contact [NAME] for further details); and

         4. The name, address, and account number to which the redemption payment should be sent.

         Payment of the redemption price normally will be made by wire three business days after receipt of a redemption request in good order. However, each Portfolio reserves the right to postpone the payment date when the Exchange is closed, when trading is restricted, or during other periods as permitted by federal securities laws, or to take up to seven days to make payment upon redemption if the Portfolio involved could be adversely affected by immediate payment. Redemption proceeds may also be paid in kind at the discretion of the Portfolio. Shareholders who receive a redemption in kind may incur costs to dispose of such securities.

         Shareholders of some investment companies have experienced difficulty contacting their funds by telephone during periods of intense market activity. Shareholders who are unable to contact a Portfolio by telephone and wish to make a redemption should follow the instructions for redeeming by mail or by wire.

         Other supporting legal documents, such as copies of the trust instrument or power of attorney, may be required from corporations or other organizations, fiduciaries or persons other than the shareholder of record making the request for redemption or repurchase. If you have a question concerning the sale or redemption of shares, please contact [NAME] or the Transfer Agent.

         Any Portfolio may elect to close any shareholder account with a current value of less than $1 million by redeeming all of the shares in the account and mailing the proceeds to the investor. If a Portfolio elects to redeem the shares in an account, the shareholder will be notified that the account is below $1 million and will be allowed 30 days in which to make an additional investment in order to avoid having the account closed. Shares will be redeemed at the net asset value calculated on the day of redemption. Any Portfolio may change the $1 million minimum account balance from time to time without notice to shareholders.


                              SIGNATURE GUARANTEE
--------------------------------------------------------------------------------

         When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his signature and guaranteed by any of the following entities: U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associations, U.S. registered dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations and clearing agencies (each an "Eligible Guarantor Institution"). Each Portfolio and its agents reserve the right to reject any signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject signature guarantees from Eligible Guarantor Institutions that do not, based on credit guidelines, satisfy such written standards or procedures. Any Portfolio may change the signature guarantee requirements from time to time without prior notice to shareholders.


EXCHANGE  PRIVILEGE
--------------------------------------------------------------------------------

         Shareholders in any Portfolio may exchange their shares for shares of the same class of any of the other Portfolios or of any of the portfolios offered by LM Institutional Fund Advisors II, Inc., provided that the shares of that class are being offered at the time of the proposed exchange. Investments by exchange are made at the per share net asset values next determined after the order for exchange is received in good order.

         The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where a Portfolio believes doing so would be in its best interest, the Portfolio reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. For further information concerning the exchange privilege, or to make an exchange, please contact the Portfolio at [Boston Financial Data Services], [telephone].


NET  ASSET  VALUE
--------------------------------------------------------------------------------

         Net asset value per share of each class of shares is determined daily for each Portfolio as of the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time), on every day that the Exchange is open, by subtracting the Portfolio's liabilities attributable to a given class of shares from its total assets attributable to the class and dividing the result by the number of shares of that class outstanding. Net asset value will not be determined on days on which the Exchange is closed.

         Except for the Western Asset Money Market Portfolio and the Western Asset Government Money Market Portfolio, portfolio securities and other assets for which market quotations are readily available are valued at current market value. Current market value means the last sale price of the day for a comparable position, or, in the absence of any such sales, the mean between representative bid and asked prices obtained from a quotation reporting system. Securities with remaining maturities of 60 days or less are generally valued at amortized cost. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotations obtained from brokers and dealers or pricing services which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Certain fixed income securities for which daily market quotations are not readily available may be valued with reference to fixed income securities whose prices are more readily available and whose durations are comparable to those of the securities being valued.

         Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Directors or persons acting at their direction. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at current exchange rates or at such other rates as the Directors or persons acting at their direction may determine in computing net asset value.

         Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the Exchange and values of foreign investments will be determined as of the earlier closing of such exchanges and securities markets. However, events affecting the values of such foreign securities may occasionally occur between the earlier closings of such exchanges and securities markets and the closing of the Exchange which will not be reflected in the computation of the net asset value. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by the Directors or persons acting at their direction.

         The Western Asset Money Market Portfolio and the Western Asset Government Money Market Portfolio each attempts to maintain a per share net asset value of $1.00 by using the amortized cost method of valuation as permitted by SEC Rule 2a-7. Neither Portfolio can guarantee that the net asset value will always remain at $1.00 per share.


                DIVIDENDS  AND  DISTRIBUTIONS  TO  SHAREHOLDERS
--------------------------------------------------------------------------------

         The Western Asset Money Market Portfolio and the Western Asset Government Money Market Portfolio declare as a dividend at the close of the Exchange each business day, to shareholders of record as of 12:00 noon that day, substantially all of their net investment income since the prior business day's dividend. The Western Asset Money Market Portfolio and the Western Asset Government Money Market Portfolio pay dividends monthly. The other Portfolios declare and pay dividends quarterly out of their net investment income for that quarter. Distributions of net realized capital gains are made annually.

         Shareholders may elect to receive dividends and distributions in one of four ways:

                  1) Receive both dividends and other distributions in shares of the same class of the distributing Portfolio;

                  2) Receive dividends in cash and other distributions in shares of the same class of the distributing Portfolio;

                  3) Receive dividends in shares of the same class of the distributing Portfolio and other distributions in cash; or

                  4)  Receive both dividends and other distributions in cash.

         If no election is made, both dividends and other distributions are credited to a shareholder's Portfolio account in shares (of the same class as the shares already held) at the net asset value of the shares determined as of the close of the Exchange on the reinvestment date.

         For the Western Money Market Portfolio and the Western Asset Government Money Market Portfolio, reinvestment of dividends and other distributions occurs on the payment date. A shareholder who redeems all shares in the Western Asset Money Market Portfolio or the Western Asset Government Money Market Portfolio will receive all dividends and other distributions declared for that month cycle prior to the redemption date (i.e., all dividends and other distributions from the first day of that monthly cycle, if invested on that first day, to the date of the redemption). For the other Portfolios, reinvestment occurs on the ex-dividend date. An election to receive dividends or other distributions in cash rather than additional shares may be made by notifying the Transfer Agent in writing. The election must be received at least ten days before the payment date in order to be effective for distributions paid as of that date.

         If a shareholder has elected to receive dividends and/or other distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

         The Directors reserve the right to revise the dividend policy or postpone the payment of dividends if warranted in their judgment due to unusual circumstances, such as an unexpected large expense, loss or fluctuation in net asset value.


TAX  INFORMATION
--------------------------------------------------------------------------------

         Each Portfolio intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Each Portfolio will distribute substantially all its net investment income and net realized capital gains to its shareholders on a current basis.

         Distributions from a Portfolio (whether paid in cash or reinvested in shares of the Portfolio) will be taxable to shareholders (other than IRAs, other qualified retirement plans and other tax-exempt investors) as ordinary income to the extent derived from the Portfolio's investment income and net short-term gains. Shareholders will be taxable on distributions of net capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) at two different tax rates pursuant to the Taxpayer Relief Act of 1997. One rate (generally 28%) applies to net gains on capital assets held for more than one year but not more than 18 months ("mid-term gains") and a second, preferred rate (generally 20%) applies to the balance of such net capital gains ("adjusted net capital gains"). Distributions of net capital gains will be treated in the hands of shareholders as mid-term gains to the extent designated by a Portfolio as deriving from net gains from assets held for more than one year but not more than 18 months, and the balance will be treated as adjusted net capital gains. Distributions of mid-term gains and adjusted net capital gains will be taxable to shareholders as such, regardless of how long a shareholder has held the shares in a Portfolio.

         Special tax rules apply to investments through defined contributions plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a Portfolio as an investment through such plans and the precise effect of an investment on their particular tax situation.

         To the extent distributions consist of interest from securities of the U.S. Government and certain of its agencies and instrumentalities, they may be exempt from state and local income taxes. Interest from obligations that are merely guaranteed by the U.S. Government or one of its agencies, such as mortgage participation certificates guaranteed by GNMA, generally is not entitled to this exemption. Although there is no assurance that any such state and local exemptions will be available, shareholders will be advised of the portion of Portfolio distributions that might qualify for such an exemption.

         A Portfolio's investments in foreign securities may be subject to withholding taxes at the source on dividend or interest payments. In that case, a Portfolio's yield on those securities would be decreased.

         If at the end of a Portfolio's fiscal year more than 50% of the value of its total assets represents securities of foreign corporations, the Portfolio may make an election to treat any foreign taxes paid by it as paid by its shareholders. In this case, shareholders who are U.S. citizens, U.S. corporations and, in some cases, U.S. residents generally will be required to include in U.S. taxable income their pro rata share of such taxes, but may then generally be entitled to claim a foreign tax credit or deduction (but not both) for their share of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Portfolio may be subject to certain limitations (including a holding period requirement, applicable to both a Portfolio and its shareholders, imposed by the Taxpayer Relief Act of 1997).

         A Portfolio's transactions in foreign currencies and hedging activities may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in value of the foreign currency concerned. In addition, such activities will likely produce a difference between book income and taxable income. This difference may cause a portion of a Portfolio's income distributions to constitute a return of capital for tax purposes or require a Portfolio to make distributions exceeding book income to qualify as a regulated investment company for tax purposes.

         Investment in an entity that qualifies as a "passive foreign investment company" under the Code could subject a Portfolio to a U.S. federal income tax or other charge on certain "excess distributions" with respect to the investment, and on the proceeds from disposition of the investment.

         Early each year each Portfolio will notify its shareholders of the amount and tax status of distributions paid during that year.

         The foregoing is a summary of certain federal income tax consequences of investing in a Portfolio. Shareholders are urged to consult their tax advisers with respect to the effects of this investment on their particular tax situation (including possible liability for state and local taxes).

APPENDIX  A  --  SECURITIES  RATINGS
--------------------------------------------------------------------------------


The following rating services describe rated securities as follows:

MOODY'S INVESTORS SERVICE, INC.

BONDS

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they compromise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTES

MIG 1/VMIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

COMMERCIAL PAPER

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by the following characteristics:

--       Leading market positions in well established industries.
--       High rates of return on funds employed.
-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.
-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
-- Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S

BONDS

AAA -- Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.


AA -- Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A -- Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC-CC-C -- Debt rated "BB", "B", "CCC", "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB -- Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

B -- Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned as actual or implied "BB" or "BB-" rating.

CCC -- Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CC -- The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

C -- The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

D -- Bonds rated "D" are in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used on the filing of a bankruptcy petition if debt service payments are jeopardized.

NOTES

SP-1 -- Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest.

SP-3 -- Speculative capacity to pay principal and interest.

COMMERCIAL PAPER

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH INVESTORS SERVICE, INC.

AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB -- Bonds considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B -- Bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligor's ability to pay interest over the life of the issue and repay principal when due.

CCC -- Bonds have certain characteristics which, with passing of time, could lead to the possibility of default on either principal or interest payments.

CC -- Bonds are minimally protected. Default in payment of interest and/or principal seems probable.

C -- Bonds are in actual or imminent default in payment of interest or principal.

DDD -- Bonds are in default and in arrears in interest and/or principal payments. Such bonds are extremely speculative and should be valued only on the basis of their value in liquidation or reorganization of the obligor.

SHORT TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+ -- Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.


F-1 -- Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2 -- Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1 " ratings.

F-3 -- Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S -- Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D -- Default. Issues assigned this rating are in actual or imminent payment default.

LOC -- The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

     LM  INSTITUTIONAL  FUND  ADVISORS



CUSTODIAN:                                     TRANSFER AND SHAREHOLDER
STATE STREET BANK                              SERVICING AGENT:
    AND TRUST CO.                              BOSTON FINANCIAL DATA
P.O. Box 1713                                  SERVICES
Boston, Massachusetts  02105                   P.O. Box 953
                                               Boston, Massachusetts,  02103



[Legg Mason Institutional Fund Advisors logo appears here]








COUNSEL:                                                INDEPENDENT ACCOUNTANTS:
ROPES & GRAY                                            PRICE WATERHOUSE LLP
One International Place                                 1306 Concourse Drive
Boston, MA 02110                                        Suite 100
(617) 951-7000                                          Linthicum, MD 21090

                                     DISTRIBUTORS:
Legg Mason Wood Walker, Incorporated               Arroyo Secco, Inc.
100 Light Street                                   117 East Colorado Boulevard
P.O. Box 1476                                      Pasadena, CA 91105
Baltimore, MD 21203-1476                           626-844-9400
410-539-0000
800-822-5544

Prospectus

                           WESTERN ASSET TRUST, INC.
                       International Securities Portfolio
                         Corporate Securities Portfolio
                         Mortgage Securities Portfolio

         Western Asset Trust, Inc. ("Fund") is a no-load, open-end, management investment company currently consisting of nine separate professionally managed investment portfolios. The three portfolios described in this prospectus ("Portfolios") are offered only to clients of Western Asset Management Company ("Western Asset") and its affiliates. Western Asset serves as investment adviser to the Corporate Securities and Mortgage Securities Portfolios ("Domestic Portfolios") and to the International Securities Portfolio ("International Portfolio"). Each Portfolio seeks maximum total return, consistent with prudent investment management, by investing primarily in securities of the types specified for that Portfolio. The Domestic Portfolios are diversified Portfolios. The International Portfolio is non-diversified.

         This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. It should be read and retained for future reference. A Statement of Additional Information about the Fund dated October 30, 1997, has been filed with the Securities and Exchange Commission ("SEC") and, as amended from time to time, is incorporated herein by reference. The Statement of Additional Information is available without charge upon request from Western Asset Trust, Inc., (626) 844- 9400.

           THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY
       THE SECURITIES AND EXCHANGE COMMISSION  NOR HAS THE SECURITIES AND
                EXCHANGE COMMISSION  PASSED UPON THE ACCURACY OR
                       ADEQUACY OF THIS PROSPECTUS.  ANY
                         REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.


Dated: October 30, 1997

                               TABLE OF CONTENTS
                               -----------------
                                                            Page
                                                            ----

Prospectus Summary                                            1

Expense Information                                           3

Financial Highlights                                          4

Investment Objectives and Policies                            6

Description of Securities and Investment Techniques           8

Purchase of Shares                                           19

Redemption of Shares                                         19

How Net Asset Value is Determined                            20

Dividends and Other Distributions                            20

Federal Tax Treatment of Dividends and Other Distributions   21

Management of the Fund                                       22

Other Information                                            24

Appendix                                                     26

                               PROSPECTUS SUMMARY


THE FUND

         Western Asset Trust, Inc. is a no-load, open-end management investment company that was organized as a Maryland corporation on May 16, 1990. The Fund consists of nine separate professionally managed investment Portfolios, each with its own investment objective and policies. The three Portfolios described in this prospectus are available only to clients maintaining separately managed accounts with Western Asset or its affiliates.

INVESTMENT OBJECTIVES

         The investment objective of each Portfolio is to maximize total return, consistent with prudent investment management, by investing primarily in securities of the type specified for that Portfolio. The Portfolios differ in the proportion of their assets invested in certain types of fixed income securities and, therefore, their relative risk. See "Investment Objectives and Policies," page 6.

         The INTERNATIONAL SECURITIES PORTFOLIO seeks to achieve its objective by investing at least 75% of its total assets in debt or fixed-income securities denominated in major foreign currencies and in baskets of currencies (which may include U.S. and foreign currencies). Western Asset anticipates that, under normal circumstances, substantially all of this Portfolio's assets will be invested in securities of foreign issuers. Under normal circumstances, the Portfolio's assets will be invested in securities of foreign issuers representing at least three foreign countries.

         The CORPORATE SECURITIES PORTFOLIO seeks to achieve its objective by investing at least 75% of its total assets in U.S. dollar-denominated debt securities of non-governmental domestic issuers rated Baa or better by Moody's Investors Service Inc. ("Moody's") or BBB or better by Standard & Poor's ("S&P") or, if unrated, judged by Western Asset to be of comparable quality. Western Asset expects that, under normal circumstances, this Portfolio will invest substantially all of its assets in such securities.

         The MORTGAGE SECURITIES PORTFOLIO seeks to achieve its objective by investing at least 75% of its total assets in mortgage-related securities. The mortgage-related securities purchased by this Portfolio must be either (1) issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities or (2) rated A or better by Moody's or A or better by S&P or, if unrated, judged by Western Asset to be of comparable quality. Western Asset anticipates that, under normal circumstances, substantially all of this Portfolio's assets will be invested in mortgage-related securities.

         There can be no assurance that any Portfolio will achieve its investment objective. Because the market value of each Portfolio's investments will change, the net asset value per share of each Portfolio also will vary.

INVESTMENT RISKS AND CONSIDERATIONS

         All Portfolios may invest in U.S. Government securities, some of which may not be backed by the full faith and credit of the United States. While principal and interest payments on government securities, including some mortgage-related securities, may be guaranteed by the U.S. Government, government agencies or other guarantors, the market value of the securities is not guaranteed. Events such as prepayments on underlying mortgage loans also may adversely affect the return from mortgage-related securities. Stripped mortgage-backed securities generally are more sensitive to changes in prepayment and interest rates than traditional debt securities and mortgage-backed securities. Securities rated Baa by Moody's are deemed by that agency to have speculative characteristics.

         The International Portfolio may invest in securities of foreign issuers, including foreign governments, which are generally subject to additional risk factors not applicable to securities of U.S. issuers, including risks arising from changes in currency exchange rates, confiscatory taxation, taxes on purchases, sales, interest and dividend income, political and economic developments abroad and differences in the regulation of issuers or securities markets. Securities of foreign issuers may also be less liquid and their prices more volatile than securities of U.S. issuers. The economy of a foreign nation may be more or less favorable than the U.S. economy.

         The International Portfolio is "non-diversified" within the meaning of the Investment Company Act of 1940 (the "Investment Company Act" or the "Act"). Accordingly, the International Portfolio may be more susceptible to risks associated with economic, political or regulatory issues in a particular country or group of countries than would a diversified Portfolio.

         All Portfolios may invest in repurchase agreements, which entail a risk of loss if the seller defaults on its obligations and the Portfolio involved is delayed or prevented from exercising its rights to dispose of the collateral securities. All Portfolios may purchase securities on a when-issued basis. Securities purchased on a when-issued basis may decline or appreciate in market value prior to delivery.

         All of the Portfolios may use options, futures contracts and options on futures for hedging purposes and may use options to enhance income. The International Portfolio may also use forward currency contracts for hedging and income purposes. Use of these instruments involves certain costs and risks, including the risk that a Portfolio could not close out a futures or option position when it would be most advantageous to do so, and the risk of an imperfect correlation between the value of the security being hedged and the value of the particular derivative instrument. See "Investment Objectives and Policies," page 6, and "Description of Securities and Investment Techniques," page 8.

INVESTMENT ADVISER AND FUND ADMINISTRATOR

         Western Asset serves as investment adviser to all of the Portfolios. Legg Mason Fund Adviser, Inc. serves as the Fund's administrator ("Administrator"). Western Asset renders investment advice to registered investment company portfolios that, as of September 30, 1997, had approximately $4.8 billion in aggregate assets under management and private accounts totaling approximately $27.3 billion. The Administrator also serves as investment adviser or manager to seventeen investment companies with assets of approximately $9.5 billion as of that date. See "The Fund's Investment Adviser" and "The Fund's Administrator," page 22.

PURCHASE OF SHARES

         Shares of each Portfolio are offered without a sales charge at the net asset value per share of the Portfolio next determined after receipt of a purchase order and payment in proper form. The Fund has no plan under Rule 12b-1 imposing fees for distribution expenses. See "Purchase of Shares," page 19.

REDEMPTION OF SHARES

         Shares of each Portfolio may be redeemed without charge at the net asset value per share of the Portfolio next determined after receipt of a redemption request in proper form. See "Redemption of Shares," page 19.

DIVIDENDS AND OTHER DISTRIBUTIONS

         Each Portfolio will declare and pay dividends quarterly out of its net investment income. Each will also make an annual distribution of any net capital gain (the excess of long-term capital gain over short-term capital loss), net short-term capital gain, and, in the case of the International Portfolio, gains from certain foreign currency transactions. The Portfolios may make an additional distribution if necessary to avoid a 4% excise tax on certain undistributed income and capital gain. All dividends and other distributions will be automatically reinvested, unless cash payment is requested. See "Dividends and Other Distributions," page 20 and "Federal Tax Treatment of Dividends and Other Distributions," page 21.

                              EXPENSE INFORMATION

         The purpose of the following table is to assist investors in understanding the various costs and expenses that they will bear directly or indirectly. "Management Fees" and "Other Expenses" for the International Securities Portfolio are based on its fees and expenses for the fiscal year ended June 30, 1997. For the other Portfolios, "Management Fees" are based on the Fund's current contracts, and "Other Expenses" are estimates for their initial year of operations.

Shareholder Transaction Expenses
--------------------------------

Sales load imposed on purchases                                 None
Sales load imposed on reinvested distributions                  None
Deferred sales load                                             None
Redemption fees                                                 None
Exchange fees                                                   None


Annual Fund Operating Expenses(A):
----------------------------------
(as a percentage of average net assets)

                                               Domestic         International
                                              Portfolios           Portfolio
                                              ----------        -------------
Management fees (after fee waivers)               .150%             .075%
Other expenses                                    .100%             .204%
                                                  -----             -----
Total Fund Operating Expenses
     (after fee waivers)                          .250%             .279%
                                                  ====              =====

------------------
(A) The expenses of the Portfolios for the current fiscal year have been reduced by voluntary fee waivers . See "Fee Waivers," below. If the Adviser and the Administrator had not undertaken to limit Fund expenses, the management fees, other expenses and total operating expenses of each Fund would be as follows: for each of the Domestic Portfolios, 0.175%, 0.100% and 0.275% of average net assets; and for the International Portfolio, 0.475%, 0.204% and 0.679% of average net assets. The Portfolios are offered only to clients of Western Asset, who are required to pay separate fees for advisory services provided by Western Asset based on the amount of assets under management. However, such fees are not charged against assets invested in the Portfolios.

         The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period.

                                    1 Year           3 Years           5 Years          10 Years
                                    --------         -------           -------          --------
Domestic Portfolios                 $ 3              $ 8               N/A              N/A
International Portfolio             $ 3              $ 9               $16              $35

         This example assumes that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same over the time periods shown. The above tables and the assumptions in the example of a $1,000 investment and a 5% annual return are required by regulations of the SEC applicable to all mutual funds. THE ASSUMED 5% ANNUAL RETURN IS

NOT A PREDICTION OF, AND DOES NOT REPRESENT, ANY PORTFOLIO'S PROJECTED OR ACTUAL PERFORMANCE. THE ABOVE TABLES SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. A Portfolio's actual expenses will depend upon, among other things, the level of average net assets, the levels of sales and redemptions of shares, the extent to which a Portfolio incurs variable expenses, such as transfer agency costs, and whether a Portfolio's adviser reimburses all or a portion of the Portfolio's expenses and/or waives all or a portion of its advisory and other fees. See "Fee Waivers" below, for a description of annual operating expenses before any fee waiver or reimbursement.

Fee Waivers

         Western Asset has voluntarily undertaken to waive its fees and/or reimburse each Domestic Portfolio to the extent a Portfolio's expenses (exclusive of taxes, interest, brokerage and other transaction expenses and any extraordinary expenses) exceed during any month an annual rate of 0.25% of average daily net assets for such month. Western Asset has also voluntarily undertaken to waive fees and/or reimburse the International Portfolio to the extent that Portfolio's expenses (exclusive of taxes, interest, brokerage and other transaction expenses and any extraordinary expenses) exceed during any month an annual rate of 0.85% of average daily net assets for such month. These waiver and reimbursement agreements are in effect to October 30, 1998. In addition, Western Asset has voluntarily waived for calendar year 1997 its fee for services to the International Portfolio under its management agreement, other than a portion of such fee equal to the fee paid by Western Asset to the Administrator for services to the International Portfolio under the administration agreement. See "Management and Other Expenses," page 23. These agreements are voluntary and may be terminated by Western Asset at any time.

                              FINANCIAL HIGHLIGHTS

         The financial information in the table that follows has been obtained from financial statements which have been audited by Price Waterhouse LLP, independent accountants.

         The Domestic Portfolios have not commenced operations. Accordingly, no condensed financial information with respect to those portfolios is included in the following table.


                              FINANCIAL HIGHLIGHTS
                       INTERNATIONAL SECURITIES PORTFOLIO

    The International Portfolio's financial statements for the nine months ended March 31, 1998, and the report of Price Waterhouse LLP thereon, are included in the International Portfolio's 1998 Annual Report to Shareholders and are incorporated by reference in the Statement of Additional Information. The Annual Report is available to shareholders without charge by calling Western Asset Management Company at (626) 844-9400. Investors should understand that all the following information should be read in conjunction with such audited financial statements and related notes.

                                              Nine Months                             Years Ended June 30,
                                        Ended March 31, 1998(A)           1997        1996        1995        1994       1993(E)
--------------------------------------------------------------------------------------------------------------------------------
Per Share Operating
Performance:
  Net asset value, beginning of
  period                                          $97.61                 $95.16      $92.10      $93.76     $105.53     $100.00
                                        ----------------------------------------------------------------------------------------
  Net investment income(B)                          3.43                   5.29        5.78        6.29        6.94        3.21
  Net realized and unrealized gain
  (loss) on investments and forward
  currency contracts and currency
  translations                                      2.28                   6.27        3.56       (1.04)      (7.36)       2.59
                                        ----------------------------------------------------------------------------------------
  Total from investment operations                  5.71                  11.56        9.34        5.25       (0.42)       5.80
                                        ----------------------------------------------------------------------------------------
  Distributions to shareholders
  from:
   Net investment income                           (6.77)                 (9.11)      (6.28)      (0.63)      (8.64)      (0.27)
   Net realized capital gain                          --                     --          --          --       (2.71)         --
   Tax return of capital                              --                     --          --       (6.28)         --          --
                                        ----------------------------------------------------------------------------------------
  Total distributions                              (6.77)                 (9.11)      (6.28)      (6.91)     (11.35)      (0.27)
                                        ----------------------------------------------------------------------------------------
  Net asset value, end of period                  $96.55                 $97.61      $95.16      $92.10      $93.76     $105.53
                                        ========================================================================================
  Total return(B)                                  6.24%(C)              12.83%      10.36%       6.03%     (1.14)%       5.81%

Ratios/Supplemental Data:
  Ratios to average net assets:

   Expenses(B)                                     0.27%(D)               0.28%       0.26%       0.28%       0.30%      0.45%(D)
   Net investment income(B)                        5.42%(D)               6.11%       6.02%       5.67%       5.53%      6.08%(D)

  Portfolio turnover rate                        435.56%(D)             290.56%     348.40%     355.03%     571.18%    249.94%(D)
  Net assets, end of period (in
   thousands)                                    $99,643               $303,698    $220,096    $178,334    $106,806     $93,288

-------------------
(A) The year end has changed from June 30 to March 31.
(B) Net of voluntary waiver of investment advisory fees. Pursuant to this waiver, advisory fees of $605,000, $1,054,708, $970,680, $480,824, $572,322 and
$136,356 were waived for the nine month period ended March 31, 1998 and the years ended June 30, 1997, 1996, 1995, 1994 and the period January 7, 1993 (commencement of operations) to June 30, 1993. In the absence of this waiver, the ratio of expenses to average net assets would have been 0.67%, 0.68%, 0.66%, 0.68% and 0.70% for the nine month period ended March 31, 1998 and the years ended June 30, 1997, 1996, 1995 and 1994, and 0.85% for the period January 7, 1993 (commencement of operations) to June 30, 1993.
(C) Not annualized for periods of less than a full year.
(D) Annualized
(E) For the period January 7, 1993 (commencement of operations) to June 30,
1993.

                       INVESTMENT OBJECTIVES AND POLICIES

         The investment objective of each Portfolio is to maximize total return, consistent with prudent investment management, by investing primarily in securities of the types specified below for each respective Portfolio. "Total return" includes interest from underlying securities, capital gains and appreciation on the securities held in the Portfolio, and gains from the use of futures and options and, in the case of the International Portfolio, from favorable changes in foreign currency exchange rates. As set forth below, the Portfolios differ from one another primarily in the proportion of assets invested in certain types of fixed income securities.

         The INTERNATIONAL SECURITIES PORTFOLIO invests at least 75% of its total assets in securities denominated in major foreign currencies and in baskets of currencies (which may include U.S. and foreign currencies), such as the European Currency Unit, or "ECU," or as they may further develop. Western Asset anticipates that, under normal circumstances, substantially all of this Portfolio's assets will be invested in securities of foreign issuers. Western Asset will manage the investments of the Portfolio across different international bond markets so that, under normal circumstances, the Portfolio's assets will be invested in securities of foreign issuers representing at least three foreign countries. The adviser will select the Portfolio's foreign country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors the adviser believes relevant.

         The MORTGAGE SECURITIES PORTFOLIO invests at least 75% of its total assets in U.S. dollar-denominated, mortgage-related securities of domestic issuers. The mortgage-related securities purchased by this Portfolio must be either (1) issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities or (2) rated A or better by Moody's or A or better by S&P or, if unrated, judged by Western Asset to be of comparable quality. Western Asset expects that, under normal circumstances, this Portfolio will invest substantially all of its assets in such securities.

         The CORPORATE SECURITIES PORTFOLIO invests at least 75% of its total assets in U.S. dollar-denominated debt securities of non-governmental domestic issuers rated Baa or better by Moody's or BBB or better by S&P or, if unrated, judged by Western Asset to be of comparable quality. Western Asset expects that, under normal circumstances, this Portfolio will invest substantially all of its assets in such securities. Securities rated Baa by Moody's are deemed by that agency to have speculative characteristics.

INVESTMENT POLICIES

         In selecting securities for each Portfolio, the adviser may utilize economic forecasting, interest rate anticipation, credit and call risk analysis, and other security selection techniques. The proportion of each Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type, and coupon rate) will vary based on its adviser's outlook for the U.S. economy (and, in the case of the International Portfolio, foreign economies), the financial markets, and other factors. There is no assurance that any Portfolio will achieve its investment objective.

         Within the limits described above, the Portfolios may invest in the following types of securities: obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; U.S. dollar-denominated debt securities of domestic issuers rated Baa or better by Moody's or BBB or better by S&P or, if unrated, judged by the adviser to be of comparable quality; mortgage- and other asset-backed securities; variable and floating rate debt securities; high quality commercial paper; and corporate obligations (including preferred stock, convertible securities, zero coupon securities and pay-in-kind securities) rated Baa or higher by Moody's or BBB or higher by S&P, issued by domestic entities and denominated in U.S. dollars, or unrated securities judged by the adviser to be of comparable quality; certificates of deposit, fixed time deposits and bankers' acceptances issued by domestic banks and denominated in U.S. dollars; and repurchase agreements collateralized by any security in which it may invest. The Portfolios may also engage in reverse repurchase agreements and dollar roll transactions.

         The International Portfolio may invest in the above types of securities whether denominated in U.S. dollars or foreign currencies, and whether issued by domestic or foreign issuers. It may also invest in U.S. dollar-denominated or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies (such as the World Bank) or supranational entities; and foreign currency exchange-related securities, including foreign currency warrants. In evaluating the credit risk of a foreign debt security, the International Portfolio may use ratings assigned by rating agencies recognized in the primary market for those securities.

         The International Portfolio is "non-diversified" within the meaning of the Investment Company Act. Accordingly, the International Portfolio may invest a greater percentage of its total assets in securities of a particular foreign issuer, or may invest in a smaller number of different foreign issuers, than it would if it were a "diversified" company under the Act. The International Portfolio may be more susceptible to risks associated with economic, political or regulatory issues in a particular country or group of countries than would a diversified portfolio.

         The Portfolios may also buy or sell interest rate futures contracts, options on interest rate futures contracts and options on debt securities and bond indices to hedge against changes in the value of securities which the Portfolio owns or anticipates purchasing due to anticipated changes in interest rates. The Portfolios may also use options on debt securities for non-hedging purposes, in an effort to enhance income. The International Portfolio may buy or sell foreign currencies, foreign currency options, or foreign currency futures and related options, and may enter into foreign currency forward contracts for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The International Portfolio also may enter into foreign currency forward contracts and buy or sell foreign currencies or foreign currency options for purposes of increasing exposure to a particular foreign currency or to shift exposure to foreign currency fluctuations from one country to another. See "Options and Futures; Forward Currency Exchange Contracts," page 16 and "Risks of Futures, Options and Forward Contracts," page 17. Each Portfolio may enter into forward commitment transactions; lend its securities to brokers, dealers and other financial institutions to earn income; and borrow money for temporary or emergency purposes. See "Forward Commitments," page 15.

         See "Description of Securities and Investment Techniques," below, and the Statement of Additional Information for a description of securities and investment techniques listed above and restrictions generally applicable to a Portfolio's investment in or use of them. See the Appendix to the Statement of Additional Information for a description of Moody's and S&P's ratings applicable to fixed-income securities.

INVESTMENT RESTRICTIONS

         The investment objective of each Portfolio may not be changed without the affirmative vote of a majority of outstanding shares (as defined in the Investment Company Act) of the affected Portfolio. Except for the investment objectives and those restrictions or policies specifically identified as "fundamental," the investment policies and practices described in this Prospectus and in the Statement of Additional Information may be changed by the Fund's Board of Directors without shareholder approval.

         The fundamental restrictions applicable to all Portfolios include a prohibition on investing 25% or more of total assets in the securities of issuers in a particular industry (with the exception of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto). However, the Mortgage Securities Portfolio will under normal circumstances invest more than 25% of its total assets in mortgage-backed and other asset-backed securities (including, for this purpose, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements with respect thereto). Investments in those securities involve special risks. See "Mortgage- Related and Other Asset-Backed Securities," below. The Mortgage Securities Portfolio's policy of so concentrating its investments has the effect of increasing its exposure to those risks and might cause the value of its securities to fluctuate more than would otherwise be the case.

         Additional fundamental and non-fundamental investment restrictions are set forth in the Statement of Additional Information.

              DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

         The following describes in greater detail different types of securities and investment techniques used by the individual Portfolios, as described in the preceding section.

U.S. GOVERNMENT SECURITIES

         Each Portfolio may purchase U.S. Government securities, which include
(1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Government (such as certificates of the Government National Mortgage Association ("GNMA")); (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government (such as obligations of the Federal Home Loan Banks);
(c) discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities (such as Fannie Mae ("FNMA")); or
(d) only the credit of the instrumentality (such as the Student Loan Marketing Association). In the case of obligations not backed by the full faith and credit of the United States, a Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

         Mortgage-related securities represent interests in pools of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others. Mortgage-related securities may be issued by governmental or government-related entities or by non-governmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers.

         Mortgage-related securities provide monthly payments which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-related securities are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.

         GOVERNMENT MORTGAGE-RELATED SECURITIES. GNMA is the principal federal government guarantor of mortgage-related securities. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA pass-through securities are considered to have a very low risk of default in that (1) the underlying mortgage loan Portfolio is comprised entirely of government-backed loans and (2) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government, regardless of whether they have been collected. GNMA pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the market value of a Portfolio's GNMA securities can be expected to fluctuate in response to changes in interest rate levels.

         Residential mortgage loans are also pooled by the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the U.S. Government. The mortgage loans in FHLMC's Portfolio are not government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less or privately insured if the loan-to-value ratio exceeds 80%. FHLMC, not the U.S. Government, guarantees the timely payment of interest and ultimate collection of principal on FHLMC participation certificates. FHLMC also now issues guaranteed mortgage certificates, on which it guarantees semi-annual interest payments and a specified minimum annual payment of principal.

         FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers, which include savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA, not the U.S. Government.

         PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES. Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of residential mortgage loans; mortgage-backed bonds which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations ("CMOs") which are collateralized by mortgage-related securities issued by FHLMC, FNMA or GNMA or by pools of mortgages. Any Portfolio may purchase privately issued mortgage-related securities.

         CMOs are typically structured with classes or series which have different maturities and are generally retired in sequence. In the most common arrangement, each class of obligations receives periodic interest payments according to the coupon rate on the obligations. However, all monthly principal payments and any prepayments from the collateral pool are paid first to the "Class 1" holders. Thereafter, all payments of principal are allocated to the next most senior class of obligations until that class of obligations has been fully repaid. Although full payoff of each class of obligations is contractually required by a certain date, any or all classes of obligations may be paid off sooner than expected because of an increase in the payoff speed of the pool. Other allocation methods may be used.

         Mortgage-related securities created by non-governmental issuers generally offer a higher rate of interest than government and government-related securities because there are no direct or indirect government guarantees of payment in the former securities, resulting in higher risks. Timely payment of interest and principal may be supported by various forms of insurance, including individual loan, title, and hazard policies on the mortgages in the pool, or by private guarantees of the issuer of the mortgage-related securities. There can be no assurance that the insurers will be able to meet their obligations under the relevant insurance policies or that the private issuers will be able to meet their obligations under the relevant guarantees. Such guarantees and policies often do not cover the full amount of the pool. Where privately issued securities are collateralized by securities issued by FHLMC, FNMA or GNMA, the timely payment of interest and principal is supported by the government-related securities collateralizing such obligations. The market for private pools is smaller and less liquid than the market for the government and government-related mortgage pools.

         STRIPPED MORTGAGE-BACKED SECURITIES. These securities are interests in a pool of mortgage assets that receive interest and principal distributions in different proportions from that received by the underlying pool. They may be issued by agencies or instrumentalities of the U.S. government or by private mortgage lenders. Stripped mortgage-backed securities generally are more sensitive to changes in prepayment and interest rates and the market for such securities is less liquid than is the case for traditional debt securities and mortgage-backed securities.

         Some stripped mortgage-backed securities receive only interest payments. The yield on such securities is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of repayment may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to recoup fully its initial investment in these securities, even if they are rated high quality. When interest rate are declining, such principal prepayments usually increase, and reinvestments of such principal prepayments will be at a lower rate than that on the original mortgage-related security.

         ASSET-BACKED SECURITIES. Asset-backed securities refer to securities that directly or indirectly represent a participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are being securitized through the use of trusts and special purpose corporations. Asset-backed securities are backed by a pool of assets often representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution, usually unaffiliated with the trust or corporation. Certain of such securities may be illiquid, in that there is not a ready market if a Portfolio wishes to resell the security.

         PREPAYMENT RISK. The principal of most mortgage-backed and other asset-backed securities may be prepaid at any time. As a result, if such securities are purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect. Conversely, if the securities are purchased at a discount, prepayments faster than expected will increase yield to maturity and prepayments slower than expected will decrease it. Accelerated prepayments also reduce the certainty of the yield because the Portfolio must reinvest the assets at the then-current rates. Accelerated prepayments on securities purchased at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full. When interest rates are declining, such prepayments usually increase, and reinvestments of such principal prepayments will be at a lower rate than that on the original mortgage-related security. The rate of prepayment may also be affected by general economic conditions, the location and age of the mortgages, and other social and demographic conditions.

         New types of mortgage-backed and asset-backed securities, derivative securities and hedging instruments are developed and marketed from time to time. Consistent with their respective investment policies and limitations, the Portfolios expect to invest in those new types of securities and instruments that the adviser believes may assist the Portfolios in achieving their investment objectives.

         The Portfolios will invest in mortgage-related or other asset-backed securities only if they are either (1) issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities (currently GNMA, FHLMC and FNMA) or (2) rated A or better by Moody's or A or better by S&P or, if unrated, judged by the adviser to be of comparable quality.

NON-GOVERNMENTAL DEBT SECURITIES

         Each Portfolio may invest in investment grade corporate debt obligations. Each Portfolio's adviser seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions.

         Securities rated Baa and BBB are the lowest which are considered "investment grade" obligations. Moody's describes securities rated Baa as "medium-grade" obligations; they are "neither highly protected nor poorly secured ... [I]nterest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well." S&P describes securities rated BBB as "regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity . . . than in higher rated categories."

         Western Asset monitors the ratings of securities held by the Portfolios and the creditworthiness of their issuers. If the rating of a security in which a Portfolio has invested falls below the minimum rating in which the Portfolio is permitted to invest, the Portfolio will dispose of that security within a reasonable time, having due regard for market conditions, tax implications and other applicable factors. An issue given different ratings by different rating agencies is evaluated by the adviser to determine which is most appropriate. The Portfolios will not hold more than 5% of their net assets in below investment-grade securities.

         A debt security may be callable, i.e., subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a debt security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security or sell it to a third party. Either of these actions could have an adverse effect on a Portfolio's ability to achieve its investment objective.

FOREIGN SECURITIES

         The International Portfolio may invest directly in U.S. dollar-denominated or foreign currency- denominated foreign fixed-income securities (including preferred or preference stock) of non-governmental issuers, certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

         The International Portfolio will limit its foreign investments to fixed income and other debt securities of issuers based in developed countries (including, but not limited to, countries in the European Community, Canada, Japan, Australia, New Zealand and newly industrialized countries, such as Singapore, Taiwan and South Korea). Investing in the securities of issuers in any foreign country nevertheless involves special risks and considerations not typically associated with investing in U.S. companies. These include risks resulting from differences in accounting, auditing and financial reporting standards; lower liquidity than U.S. fixed income or debt securities; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency out of a country); and political instability which could affect U.S. investments in foreign countries. There may be less publicly available information concerning foreign issuers of securities held by the Portfolios than is available concerning U.S. issuers. Additionally, purchases and sales of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes; taxes may be withheld from dividend and interest payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility and a greater risk of illiquidity. Additional costs associated with an investment in foreign securities will generally include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Bank deposit insurance regulations and limits may vary widely in foreign countries.

         Foreign securities purchased by the International Portfolio may be listed on foreign exchanges or traded over-the-counter. Transactions on foreign exchanges are usually subject to mark-ups or commissions higher than negotiated commissions on U.S. transactions, although the Portfolio will endeavor to obtain the best net results in effecting transactions. There is generally less government supervision and regulation of exchanges and brokers in foreign countries than in the United States.

         It is anticipated that over 25% of the International Portfolio's assets may be invested in securities of Japanese issuers, and that over 25% of the Portfolio's assets may be invested in securities of German issuers. Such issuers may include the foreign governments of these countries and their subdivisions, agencies, and instrumentalities, and also non-governmental issuers. Whether the International Portfolio will concentrate in foreign governmental issuers or other issuers of these countries will depend on relative market and economic circumstances from time to time. Among such circumstances are the relative performance of these and other countries' fixed income markets, expectations as to future relative performance of those markets, relative foreign exchange rates, relative economic performance and expectations for these and other foreign countries, and similar investment factors. The International Portfolio will concentrate in these countries when such circumstances suggest the potential of a relative higher return from such concentration.

         The investment of a substantial amount of the Portfolio's assets in securities of issuers from these two countries raises special considerations for investors in addition to the considerations generally applicable to foreign securities described above.

         Japan currently has the second largest GNP in the world. While the Japanese economy has grown substantially over the last three decades, with its growth rate averaging over 5% in the 1970s and 1980s, the growth rate in Japan has slowed substantially this decade. The economy is currently very weak and the Bank of Japan continues to maintain a very loose monetary policy. The official discount rate has been at .50 percent since September 1995. A series of fiscal packages have also been implemented in an effort to stimulate the economy.

         Germany currently has the third largest GNP in the world. It too has grown substantially over the past few decades. The economy is now recovering from a period of weak growth. The German Central Bank has reacted by raising interest rates. This was also done to satisfy the requirement for rate convergence in front of the expected single currency in Europe. Inflation remains at very moderate levels.

COMMERCIAL PAPER AND OTHER SHORT-TERM INSTRUMENTS

         Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased by the Portfolios consists of U.S. dollar-denominated or foreign currency-denominated obligations of domestic or foreign issuers which, at the time of investment, is (1) rated P-1 or P-2 by Moody's, A-1 or A-2 or better by S&P, or F-1 or F-2 by Fitch Investors Service,
(2) issued or guaranteed as to principal and interest by issuers or guarantors having an existing debt security rating of A or better by Moody's or by S&P or
(3) if unrated, are judged to be of comparable quality by that Portfolio's adviser.

         The Portfolios may purchase commercial paper issued pursuant to the private placement exemption in Section 4(2) of the Securities Act of 1933.
Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. The Fund may or may not regard such securities as illiquid, depending on the circumstances of each case. See "Restricted and Illiquid Securities," page 15.

         Any Portfolio may also invest in obligations (including certificates of deposit, demand and time deposits and bankers' acceptances) of U.S. banks and savings and loan institutions if the issuer has total assets in excess of $1 billion at the time of purchase or if the principal amount of the instrument is insured by the Federal Deposit Insurance Corporation. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a specified interest rate. Certificates of deposit are negotiable short-term obligations issued by banks against funds deposited in the issuing institution. The interest rate on some certificates of deposit is periodically adjusted prior to the stated maturity, based upon a specified market rate. While domestic bank deposits are insured by an agency of the U.S. Government, the Portfolios will generally assume positions considerably in excess of the insurance limits.

PREFERRED STOCK

         Any of the Portfolios may purchase preferred stock as a substitute for debt securities of the same issuer when, in the opinion of that Portfolio's adviser, the preferred stock is more attractively priced in light of the risks involved. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer's assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors, although preferred shareholders may have certain rights if dividends are not paid. Shareholders may suffer a loss of value if dividends are not paid, and generally have no legal recourse against the issuer. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights.

CONVERTIBLE SECURITIES

         A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier nonconvertible securities but rank senior to common stock in a corporation's capital structure.

         The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. The Portfolios have no current intention of converting any convertible securities they may own into equity or holding them as equity upon conversion, although they may do so for temporary purposes. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on a Portfolio's ability to achieve its investment objective.

VARIABLE AND FLOATING RATE SECURITIES

         Any Portfolio may invest in variable and floating rate securities. These securities provide for periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon some appropriate interest index. The adjustment intervals may be event-based (floating), and range from daily up to annually, or may be regular (variable). The adviser believes that the variable or floating rate of interest paid on these securities may reduce the wide fluctuations in market value typical of fixed-rate long-term securities. The yield available on floating rate securities is typically less than that on fixed-rate notes of similar maturity issued by the same company.

ZERO COUPON AND PAY-IN-KIND BONDS

         A zero coupon bond is a security that makes no fixed interest payments but instead is sold at a deep discount from its face value. The bond is redeemed at its face value on the specified maturity date. Zero coupon bonds may be issued as such, or they may be created by a broker who strips the coupons from a bond and separately sells the rights to receive principal and interest. Pay-in-kind securities pay interest in the form of additional securities, thereby adding additional debt to the issuer's balance sheet. The prices of both types of bonds tend to fluctuate more in response to changes in market interest rates than do the prices of debt securities with similar maturities, that pay interest in cash.

         A Portfolio investing in zero coupon or pay-in-kind bonds generally accrues income on such securities prior to the receipt of cash payments. Since each Portfolio must distribute substantially all of its income to shareholders to qualify for pass-through treatment under the federal income tax laws, a Portfolio investing in such bonds may have to dispose of other securities to generate the cash necessary for the distribution of income attributable to its zero coupon or pay-in-kind bonds. Such disposal could occur at a time which would be disadvantageous to the Portfolio and when the Portfolio would not otherwise choose to dispose of the assets.

REPURCHASE AGREEMENTS

         A repurchase agreement is an agreement under which a Portfolio acquires either U.S. Government obligations or high-quality liquid debt securities from a securities dealer or bank subject to resale at an agreed upon price and date. The securities are held by the Portfolio as collateral until retransferred and will be supplemented by additional collateral if necessary to maintain a total market value equal to or in excess of the value of the repurchase agreement. The Portfolio bears a risk that the proceeds from any sale of collateral upon a default in the obligation to repurchase will be less than the repurchase price. A Portfolio also bears a risk that the other party to a repurchase agreement will default on its obligations and the Portfolio will be delayed or prevented from exercising its rights to dispose of the collateral securities. A Portfolio will enter into repurchase agreements only with financial institutions which are deemed by its adviser to present minimal risk of default during the term of the agreement based on guidelines which are periodically reviewed by the Board of Directors.

REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWING

         A reverse repurchase agreement is a portfolio management technique in which a Portfolio temporarily transfers possession of a portfolio instrument to another person, such as a financial institution or broker-dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, including interest payment. A Portfolio may also enter into dollar rolls, in which the Portfolio sells a fixed income security for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio would forgo principal and interest paid on such securities. The Portfolio would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the proceeds of the initial sale.

         Any Portfolio may engage in reverse repurchase agreements, dollar rolls and other borrowing as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes without selling portfolio instruments. While engaging in reverse repurchase agreements and dollar rolls, each Portfolio will maintain cash, U.S. Government securities or high-grade, liquid debt securities in a segregated account at its custodian bank with a value at least equal to the Portfolio's obligation under the agreements, adjusted daily.

         Reverse repurchase agreements and dollar rolls may expose a Portfolio to greater fluctuations in value of its assets and renders the segregated assets unavailable for sale or other disposition. To avoid potential leveraging effects of borrowing (including reverse repurchase agreements and dollar rolls), a Portfolio will not purchase securities while such borrowing is in excess of 5% of its total assets. Each Portfolio will limit its borrowing to no more than one-third of its total assets.

LOANS OF PORTFOLIO SECURITIES

         Any Portfolio may lend portfolio securities to brokers or dealers in corporate or government securities, banks or other recognized institutional borrowers of securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of the securities loaned is continuously maintained by the borrower with the Portfolio. During the time securities are on loan, the borrower will pay the Portfolio an amount equivalent to any dividends or interest paid on such securities, and the Portfolio may invest the cash collateral and earn additional income, or it may receive an agreed upon amount of interest income from the borrower who has delivered equivalent collateral. These loans are subject to termination at the option of the Portfolio or the borrower. A Portfolio may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. No Portfolio presently expects to have on loan at any given time securities totaling more than one-third of its net asset value.

FORWARD COMMITMENTS

         Any Portfolio may enter into commitments to purchase U.S. government securities or other securities on a "forward commitment" basis, including purchases on a "when-issued" basis or a "to be announced" basis. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. Such securities are often the most efficiently priced and have the best liquidity in the bond market. During the period between a commitment and settlement, no payment is made by the purchaser for the securities purchased and, thus, no interest accrues to the purchaser from the transaction. In a to be announced transaction, a Portfolio has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the exact face amount in forward commitment mortgage-backed securities transactions.

         A Portfolio may sell the securities subject to a forward commitment purchase, which may result in a gain or loss. When a Portfolio purchases securities on a forward commitment basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Purchases of forward commitment securities also involve a risk of loss if the seller fails to deliver after the value of the securities has risen. Depending on market conditions, a Portfolio's forward commitment purchases could cause its net asset value to be more volatile. A Portfolio will direct its custodian to place cash or U.S. government obligations in a separate account equal to the value of the commitments of the Portfolio to purchase securities as a result of its forward commitment obligation. If the value of these assets declines, the involved Portfolio will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

         Each Portfolio may also enter into a forward commitment to sell only those securities it owns and will do so only with the intention of actually delivering the securities. The use of forward commitments enables a Portfolio to hedge against anticipated changes in interest rates and prices. In a forward sale, a Portfolio does not participate in gains or losses on the security occurring after the commitment date. Forward commitments to sell securities also involve a risk of loss if the seller fails to take delivery after the value of the securities has declined. A Portfolio will direct its custodian to place the securities subject to a forward commitment in a separate account. Forward commitment transactions involve additional risks similar to those associated with investments in options and futures contracts. See "Options and Futures Contracts."

         The Fund does not expect that any Portfolio's purchases of forward commitments will at any time exceed, in the aggregate, 20% of that Portfolio's total assets.

RESTRICTED AND ILLIQUID SECURITIES

         Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when sale would otherwise be desirable. No securities for which there is not a readily available market ("illiquid assets") will be acquired by any Portfolio if such acquisition would cause the aggregate value of illiquid assets to exceed 10% of the Portfolio's net assets. Time deposits and repurchase agreements maturing in more than seven days are also considered illiquid.

         Under SEC regulations, certain securities acquired through private placements can be traded freely among qualified purchasers. The SEC has stated that an investment company's board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is not "illiquid" for purposes of the limit on the amount of a portfolio's net assets which may be invested in illiquid assets. The Fund intends to rely on this rule, to the extent appropriate, to deem specific securities acquired through private placement as not "illiquid." The Board has delegated to the adviser the responsibility for determining whether a particular security eligible for trading under this rule is illiquid. In making such determinations, the adviser will consider the following factors the Board has deemed relevant:

the frequency of trades and quotes, the number of dealers and potential purchasers, the existence of dealer undertakings to make a market, and the nature of the security and of marketplace trades. The adviser's consideration of these factors and determination that a particular security is liquid remains subject to the Board's continuing oversight. The Board also reviews at least annually the continuing appropriateness of these procedures.

         Investing in securities eligible for trading under this Rule could adversely affect the liquidity of a Portfolio, if the newly-developing markets among qualified purchasers for such securities do not develop as anticipated, or if such purchasers become, for a time, uninterested in purchasing these securities.

OPTIONS AND FUTURES; FORWARD CURRENCY EXCHANGE CONTRACTS

         The Portfolios may use options to attempt to enhance income and may also use options and futures contracts for hedging purposes. The International Portfolio may also use forward currency contracts for hedging purposes or to attempt to enhance income.

         The Portfolios may purchase and sell call and put options on bond indices and on securities in which the Portfolio is authorized to invest for hedging purposes or to enhance income. The Portfolios may also purchase and sell interest rate and bond index futures contracts and options thereon for hedging purposes. In addition, the Portfolios may purchase and sell covered straddles on options on securities or bond indices or on options on futures contract on securities or bond indices. The International Portfolio may also purchase and sell covered straddles on currency options or on options on currency futures.

         The International Portfolio may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specified transactions or with respect to its portfolio positions. For example, when Western Asset anticipates making a currency exchange transaction in connection with the purchase or sale of a security, the International Portfolio may enter into a forward contract in order to set the exchange rate at which the transaction will be made. The International Portfolio may enter into a forward contract to sell an amount of a foreign currency approximating the value of some or all of its security positions denominated in such currency. It may also engage in cross-hedging by using a forward contract in one currency to hedge against fluctuations in the value of securities denominated in a different currency. The purpose of these contracts is to minimize the risk to the Portfolio from adverse changes in the relationship between two currencies.

         The International Portfolio may also purchase and sell foreign currency futures contracts, options thereon and options on foreign currencies to hedge against the risk of fluctuations in the market value of foreign securities it holds or intends to purchase, resulting from changes in foreign exchange rates. The Portfolio may also purchase and sell options on foreign currencies and use forward currency contracts to enhance income.

         Many options on debt securities are traded primarily on the over-the-counter ("OTC") market. OTC options differ from exchange-traded options in that the former are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. Thus, when a Portfolio purchases an OTC option, it relies on the dealer from which it has purchased the option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as the loss of the expected benefit of the transaction. OTC options may be considered "illiquid securities" for purposes of the Portfolios' investment limitations. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Portfolio to reduce foreign currency risk using such options.

         Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Portfolio from liquidating an unfavorable position, and the Portfolio would remain obligated to meet margin requirements until the position is closed. Purchase of such instruments for which there is no liquid secondary market will be subject to the Portfolio's investment limitation on "illiquid securities."

         Each Portfolio will establish segregated accounts or maintain covering positions when engaging in the above strategies, to the extent required by the SEC and staff positions. A Portfolio may write a call or put option only if the option is "covered." A call option is covered if, so long as the Portfolio is obligated under the option, it will own an offsetting position in the underlying security, currency or futures contract, or a right to obtain the security, currency or futures contract. A put option is covered if the Portfolio maintains in a segregated account with the Fund's custodian, cash, or liquid high-quality debt securities, with a value sufficient to cover its potential obligations, as marked to market daily.

         A Portfolio will incur brokerage fees and related transaction costs when it purchases or sells futures contracts and premiums and transaction costs when it buys options. When a Portfolio purchases or sells a futures contract, the Portfolio is required to deposit with its custodian (or a broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). A Portfolio will not enter into futures contracts or commodities option positions if, immediately thereafter, its initial margin deposits plus premiums paid by it, less the amount by which any such options positions are "in-the-money" at the time of purchase, would exceed 5% of the fair market value of the Portfolio's total assets. If a Portfolio writes an option or sells a futures contract and is not able to close out that position prior to settlement date, the Portfolio may be required to deliver cash or securities substantially in excess of these amounts.

         The Fund might not employ any of the strategies described above, and there can be no assurance that any strategy used will succeed. A Portfolio's ability to engage in these practices may be limited by market conditions, the rules and regulations of the Commodity Futures Trading Commission, tax considerations and certain other legal considerations. Moreover, in the event that an anticipated change in the price of the securities or currencies that are the subject of the strategy does not occur, it may be that a Portfolio would have been in a better position had it not used that strategy at all.

RISKS OF FUTURES, OPTIONS AND FORWARD CONTRACTS

         The use of options, futures and forward currency exchange contracts involves certain investment risks and transaction costs to which the Portfolios might not be subject if they did not use such instruments. These risks include
(1) dependence on the adviser's ability to predict movements in the prices of individual securities, fluctuations in the general securities markets or in market sectors and movements in interest rates and currency markets; (2) imperfect correlation between movements in the price of options, currencies, futures contracts, forward currency exchange contracts or options thereon and movements in the price of the securities or currencies hedged or used for cover;
(3) the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency exchange contracts are different from those needed to select the securities in which the Portfolios invest; (4) lack of assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any particular time;
(5) the possibility that the use of cover or segregation involving a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other short-term obligations; and (6) the possible need to defer closing out certain options, futures contracts and options thereon in order to continue to qualify for the beneficial tax treatment afforded "regulated investment companies" under the Internal Revenue Code of 1986, as amended ("Code") (see "Additional Tax Information" in the Statement of Additional Information). The use of options and forward contracts for speculative purposes, i.e., to enhance income or to increase a Portfolio's exposure to a particular security or foreign currency, subjects the Portfolio to additional risk. The use of futures or forward contracts to hedge an anticipated purchase (other than a when-issued or delayed delivery purchase), also subjects the Portfolio to additional risk until the purchase is completed or the position is closed out. Although the Portfolio generally will not enter into such anticipatory hedges without the expectation of completing the transaction, it is only required to complete 75% of them. If the transaction is not completed, the risk of the anticipatory hedge is the same as if the Portfolio had entered into the transaction for speculative purposes.

         The Statement of Additional Information contains a more detailed description of futures, options and forward strategies.

         New futures contracts, options thereon and other financial products and risk management techniques continue to be developed. The Portfolios may use these investments or techniques to the extent consistent with their investment objectives and regulatory and federal tax considerations.

FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES

         The International Portfolio may purchase various fixed income and debt securities, the return on which may be linked or indexed to relative exchange rates between the U.S. dollar and a foreign currency or currencies or between foreign currencies. Western Asset will base its decision for the Portfolio to invest in any such securities on the same general criteria applicable to the adviser's decision for the Portfolio to invest in any fixed income security, including the Portfolio's minimum ratings and investment quality criteria, with the additional element of foreign currency exchange rate exposure added to the adviser's analysis of interest rates and other factors.

CAPITAL APPRECIATION AND RISK

         The capital appreciation (or depreciation) of fixed income and other debt securities is partially a function of changes in the current level of interest rates. An increase in interest rates generally reduces the market value of existing fixed income and other debt securities, while a decline in interest rates generally increases the market value of such securities. When interest rates are falling, a Portfolio with a shorter maturity generally will not generate as high a level of total return as a portfolio with a longer maturity. Conversely, when interest rates are rising, a Portfolio with a shorter maturity will generally outperform longer maturity portfolios. When interest rates are flat, shorter duration Portfolios generally will not generate as high a level of total return as longer maturity portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case).

         Changes in the creditworthiness, or the market's perception of the creditworthiness, of the issuers of fixed income and other debt securities will also affect their prices. The market value of securities denominated in currencies other than the U.S. dollar will be affected further by movements in foreign currency exchange rates that may result in overall appreciation or depreciation of a security regardless of the movement of interest rates in its trading market.

PORTFOLIO TURNOVER

         The turnover rate of the International Portfolio for the fiscal year ended June 30, 1997 was 290.56%. The Fund anticipates that the average turnover rate of each Domestic Portfolio will not exceed 300%. The portfolio turnover rate is calculated by dividing the lesser of the Portfolio's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the average market value of the securities in the Portfolio during the year. A Portfolio may frequently sell fixed income securities and buy ostensibly similar securities to obtain yield and take advantage of changes in securities prices, a practice which will tend to increase the reported turnover rate of the Portfolio. The International Portfolio's turnover rate for the fiscal year ended June 30, 1996 reflects the volatile nature of international securities markets during such period. High turnover rates (100% or more) may result in increased transaction costs and the realization of capital gains. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. For more information on the taxation of distributions from a Portfolio's capital gains, see "Federal Tax Treatment of Dividends and Other Distributions." Each Portfolio will take these possibilities into account as part of its investment strategy.

                               PURCHASE OF SHARES

         Shares of the Portfolios described in this Prospectus are available only to clients maintaining separate accounts with Western Asset or its affiliates, which will place all purchase orders for shares of the Portfolios on behalf of such clients. Shares of each Portfolio are sold at the net asset value next determined after a purchase order in proper form and payment in federal funds are received by Boston Financial Data Services, Inc. ("BFDS"), the Fund's transfer and dividend-disbursing agent. There is no sales charge. Concurrent with the initial purchase of shares in any Portfolio, Western Asset will open an account with that Portfolio in the name of the client.

          Federal funds purchases will be accepted only on days on which the Fund and BFDS are open for business. The Fund is "open for business" on each day the New York Stock Exchange ("Exchange") is open for trading. In past years, the Exchange has observed the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

         Shares may also be purchased and paid for by the contribution of eligible portfolio securities, subject in each case to approval by the Portfolio's adviser. Approval will depend on, among other things, the nature and quality of the securities offered and the current needs of the Portfolio in question. Securities offered in payment for shares will be valued in the same way and at the same time the Fund values its portfolio securities for purposes of determining net asset value. See "How Net Asset Value is Determined," page
20. Investors who wish to purchase Fund shares through the contribution of securities should contact the Fund at (626) 844-9400 for instructions. Investors who purchase Fund shares through the contribution of securities should realize that, although the Fund may under some circumstances distribute portfolio securities rather than cash upon redemption, they are not likely to receive upon redemption the same securities that they contributed upon purchase. Investors should also realize that at the time of contribution they may be required to recognize a gain or loss for tax purposes on securities contributed. The Portfolio's adviser will have full discretion to reject any securities offered as payment for shares.

         Certificates for shares will not be issued unless specifically requested in writing. There is no charge for certificates. Requests for certificates should be addressed to the Fund.

         The Fund reserves the right to reject any order for the purchase of shares. In addition, the Fund may suspend the offering of shares at any time and resume it at any time thereafter.

                              REDEMPTION OF SHARES

         Subject to the terms of each private account client's investment management agreement with Western Asset Management Company, Portfolio shares may be redeemed through three methods: (1) by sending a written request for redemption to Western Asset Trust, Inc., 117 East Colorado Boulevard, Pasadena, California 91105; (2) by calling the Fund at (626) 844-9400; or (3) by wire communication with BFDS. No charge is made for redemptions.

         Upon receipt of a request for redemption before the close of business of the Exchange on any day when the Exchange is open, BFDS, as transfer agent for the Fund, will redeem Portfolio shares at the net asset value per share determined as of the close of the Exchange on that day. Requests for redemption received by the transfer agent after the close of business on the Exchange will be executed at the net asset value determined as of the close of the Exchange on its next trading day.

         Requests for redemption should indicate:

         1. The number of shares or dollar amount to be redeemed and the investor's shareholder account number;

         2. The investor's name and the names of any co-owner of the account using exactly the same name or names used in establishing the account;

         3. Proof of authorization to request redemption on behalf of any co-owner of the account (please contact the Fund for further details); and

         4. The name, address, and account number to which the redemption payment should be sent.

         Shares may not be redeemed by telephone or wire if held in certificate form. Contact the Fund for more information. The Fund reserves the right to modify or terminate the redemption procedures upon notice to shareholders.

         Payment of the redemption price normally will be made by wire the next business day after receipt of a redemption request in good order. However, the Fund reserves the right to postpone the payment date when the Exchange is closed, when trading is restricted, or during other periods as permitted by federal securities laws, or to take up to seven days to make payment upon redemption if, in the judgment of the adviser, the Portfolio involved could be adversely affected by immediate payment. Share prices will fluctuate, and the proceeds of a redemption or repurchase may be more or less than your original cost.

         Shareholders of some investment companies have experienced difficulty contacting their funds by telephone during periods of intense market activity. Shareholders who are unable to contact the Fund by telephone and wish to make a redemption should follow the instructions for redeeming by mail or by wire.

         Other supporting legal documents, such as copies of the trust instrument or power of attorney, may be required from corporations or other organizations, fiduciaries or persons other than the shareholder of record making the request for redemption or repurchase. If you have a question concerning the sale or redemption of shares, please contact the Fund or State Street.

                       HOW NET ASSET VALUE IS DETERMINED

         Net asset value per share is determined for each Portfolio daily as of the close of regular trading on the Exchange (normally 4:00 p.m., Eastern Time), on every day that the Exchange is open, by subtracting a Portfolio's liabilities from its total assets and dividing the result by the number of shares outstanding. Portfolio securities are valued on the basis of market quotations or at fair value as determined under the guidance of the Board of Directors. Most securities held by the Portfolios are valued at fair value, primarily on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Securities for which market quotations are readily available are valued at the last sale price of the day for a comparable position, or, in the absence of any such sales, the last available bid price for a comparable position. Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by the adviser to be the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost. The International Portfolio values its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.

                       DIVIDENDS AND OTHER DISTRIBUTIONS

         Each Portfolio declares and pays a dividend following the end of each calendar quarter out of its net investment income for that quarter. Each will also make an annual distribution of any net capital gain (the excess of long-term capital gain over short-term capital loss), net short-term capital gain, and, in the case of the International Portfolio, gains from certain foreign currency transactions. The Portfolios may make an additional distribution if necessary to avoid a 4% excise tax on certain undistributed income and capital gain. Dividends paid by a Portfolio are automatically reinvested in additional shares of that Portfolio, unless the investor requests payments in cash.

         An election to receive dividends or other distributions in cash rather than additional shares may be made by notifying BFDS in writing. The election must be received at least ten days before the payment date in order to be effective for distributions paid as of that date. If a shareholder has elected to receive dividends and/or other distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

         The Fund's Board of Directors reserves the right to revise the dividend policy or postpone the payment of dividends if warranted in its judgment due to unusual circumstances, such as an unexpected large expense, loss or fluctuation in net asset value.

           FEDERAL TAX TREATMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS

         Each Portfolio is treated as a separate corporation for federal income tax purposes. Each Domestic Portfolio intends to qualify, and the International Portfolio intends to continue to qualify, as a regulated investment company ("RIC") under the Code so that it will not be subject to federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net gains from certain foreign currency transactions and net short-term capital gain, if any) and any net capital gain (the excess of net long-term capital gain over net short-term capital loss) that is distributed to its shareholders.

         Dividends from a Portfolio's investment company taxable income (whether paid in cash or reinvested in Portfolio shares) are taxable to its shareholders (other than tax-exempt investors) as ordinary income to the extent of the Portfolio's earnings and profits. Distributions of a Portfolio's net capital gain, when designated as such, whether paid in cash or reinvested in Portfolio shares, are taxable to its shareholders as long-term capital gain, regardless of how long they have held their shares.

         A Portfolio will be subject to a nondeductible 4% excise tax to the extent it does not distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. Each Portfolio intends to make distributions in amounts that will avoid imposition of the excise tax.

         Each Portfolio sends a notice to each of its shareholders following the end of each calendar year specifying the amounts of all income dividends and capital gain distributions paid (or deemed paid) during that year. Each Portfolio is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Portfolio with a correct taxpayer identification number or who otherwise are subject to backup withholding.

         A redemption of shares may result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares.

         The requirements for qualification as a RIC may limit the extent to which a Portfolio will be able to engage in transactions in options, futures contracts or forward contracts.

         The International Portfolio's dividend and interest income, and gains realized from disposition of foreign securities, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Portfolio's securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

         If more than 50% of the value of the International Portfolio's total assets at the close of its taxable year consists of securities of foreign corporations, the Portfolio will be eligible to, and expects to, file an election with the Internal Revenue Service that will enable its taxable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to certain foreign and U.S. possessions income taxes that may be paid by the Portfolio. Pursuant to the election, the Portfolio will treat those taxes as dividends paid to its shareholders and each shareholder will be required to (1) include in gross income, and treat as paid by him or her, his or her proportionate share of those taxes, (2) treat his or her share of those taxes and any dividend paid by the Portfolio that represents income from foreign or U.S. possessions sources as his or her own income from those sources and (3) either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his or her federal income tax. Not all foreign taxes may be deductible or creditable, however, because the Portfolio may invest in securities of companies that are located in countries that impose taxes for which a federal income tax deduction or credit is not available. If the Portfolio makes the described election, it will report to its shareholders shortly after each taxable year their respective shares of the Portfolio's income from sources within, and taxes paid to, foreign countries and U.S. possessions. There can be no assurance, however, that the Portfolio will be eligible to make such an election.

         The foregoing is only a summary of some of the important federal tax considerations generally affecting the Portfolios and their shareholders; see the Statement of Additional Information for a further discussion. In addition to the federal tax considerations described above, which are applicable to any investment in a Portfolio, there may be other federal, state or local tax considerations applicable to a particular investor. Prospective shareholders are urged to consult their tax advisers with respect to the effects of this investment on their own tax situations.

                             MANAGEMENT OF THE FUND

THE FUND'S INVESTMENT ADVISER

         The business and affairs of the Fund are managed under the direction of its Board of Directors. Pursuant to an investment advisory and administration agreement with the Fund ("Advisory Agreement"), which was approved by the Fund's Board of Directors, Western Asset serves as investment adviser and portfolio manager for all of the Portfolios and is responsible for the day-to-day investment management of the assets of the Portfolios, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security.

         Western Asset renders investment advice to sixteen open-end investment company portfolios and one closed-end investment company which together had assets under management of approximately $4.8 billion as of September 30, 1997. Western Asset also renders investment advice to private accounts with fixed income assets under management of approximately $27.3 billion as of that date. Western Asset is a subsidiary of Legg Mason, Inc., a financial services holding company, which is also the parent of Legg Mason Fund Adviser, Inc. The address of Western Asset is 117 East Colorado Boulevard, Pasadena, California 91105.

         Western Asset's International Investment Strategy Group is responsible for the day-to-day management of the International Portfolio. The Group has held such responsibility since December 31, 1994.

         Portfolio managers have not been appointed for the Domestic Portfolios, which have not commenced operations (i.e. first begun to invest their assets in accordance with their investment objectives) as of the date of this Prospectus.

THE FUND'S ADMINISTRATOR

         Legg Mason Fund Adviser, Inc., the Administrator, serves as the Fund's administrator, pursuant to administration agreements with Western Asset, which were approved by the Fund's Board of Directors ("Administration Agreement"). The Administrator manages the non-investment affairs of the Fund, directs matters related to the operation of the Fund and provides office space and administrative staff for the Fund. The Administrator acts as investment adviser or manager to nine other open-end investment companies with a total of seventeen portfolios. These funds had aggregate assets under management of about $9.5 billion as of September 30, 1997. The Administrator's address is 111 South Calvert Street, Baltimore, Maryland 21202.

MANAGEMENT AND OTHER EXPENSES

         For services under its management agreement, each of the Domestic Portfolios pays Western Asset a fee, computed daily and payable monthly, at an annual rate equal to .175% of the Portfolio's average daily net assets, of which
 .150% is retained as a management fee and .025% is paid pursuant to the Administration Agreement. For services under its management agreement, the International Portfolio is obligated to pay Western Asset a fee, computed daily and payable monthly, at an annual rate equal to .475% of the Portfolio's average daily net assets. However, Western Asset has waived a portion of such fees. See "Expense Limitation," below. For services under the Administration Agreements, Western Asset (not the Fund) pays the Administrator a fee, calculated daily and payable monthly, at an annual rate equal to .025% of the average daily net assets of each Domestic Portfolio, and an annual rate of .075% of the average net assets of the International Portfolio.

         Each Portfolio pays all its other expenses which are not assumed by its adviser or the Administrator. These expenses include, among others, expenses of preparing and printing prospectuses, statements of additional information, proxy statements and reports and of distributing them to existing shareholders, custodian charges, transfer agency fees, organizational expenses, compensation of the directors who are not "interested persons" of the adviser, Administrator or Distributor as that term is defined in the Investment Company Act, legal and audit expenses, insurance expenses, expenses of registering and qualifying shares of the Portfolio for sale under federal and state law, distribution fees, governmental fees, expenses incurred in connection with membership in investment company organizations, interest expense, taxes and brokerage fees and commissions. The Portfolios also are liable for such nonrecurring expenses as may arise, including litigation to which a Portfolio or the Fund may be a party. The Fund may also have an obligation to indemnify its directors and officers with respect to litigation.

         EXPENSE LIMITATION. Western Asset has voluntarily agreed to waive its fees or reimburse each of the Domestic Portfolios to the extent the Portfolio's expenses (exclusive of taxes, interest, brokerage and other transaction expenses and any extraordinary expenses) exceed during any month an annual percentage rate equal to .25% of the Portfolio's average daily net assets, and Western Asset has voluntarily agreed to waive its fees or reimburse the International Portfolio to the extent that Portfolio's expenses (exclusive of taxes, interest, brokerage and other transaction expenses and any extraordinary expenses) exceed during any month an annual percentage rate equal to .85% of that Portfolio's average daily net assets. These waiver and reimbursement agreements are in effect until October 30, 1998. In addition, Western Asset has voluntarily waived for calendar year 1997 all of its fees for services to the International Portfolio under its management agreement, other than the portion of such fee equal to the fee paid by Western Asset to the Administrator (at an annual rate of .075% of average net assets) for services to the International Portfolio under the Administration Agreement.

         A Portfolio may reimburse its adviser for fees foregone or expenses reimbursed by them pursuant to the expense limitation if expenses fall below the limit prior to the end of the fiscal year.

THE FUND'S DISTRIBUTOR

         Legg Mason Wood Walker, Incorporated ("Distributor") is authorized to distribute the Portfolios' shares pursuant to an underwriting agreement with the Fund which was approved by the Board of Directors ("Underwriting Agreement"). The Distributor or its affiliates is obligated to pay all expenses in connection with the offering of Fund shares, including any compensation to its investment brokers, the printing and distribution of prospectuses, statements of additional information and periodic reports used in connection with the offering to prospective investors, after the prospectuses and statements of additional information have been prepared, set in type and mailed to existing shareholders at the Fund's expense, and for supplementary sales literature and advertising costs. The Distributor receives no direct compensation from the Fund for these expenses. The Distributor is a wholly owned subsidiary of Legg Mason, Inc.

         Arroyo Seco Inc. ("Arroyo Seco"), a wholly owned subsidiary of the Adviser, is also authorized to offer the Fund's shares for sale to its customers. The Fund makes no payments to Arroyo Seco in connection with the offer or sale of the Fund's shares, and Arroyo Seco does not collect any commissions or other fees from customers in connection with the offer or sale of the Fund's shares.

THE FUND'S CUSTODIAN AND TRANSFER AGENT

         State Street Bank and Trust Company ("State Street") serves as custodian of the Fund's assets and BFDS serves as its transfer agent and dividend disbursing agent. The duties of State Street and BFDS include processing requests for the purchase or redemption of shares and performing other administrative services on behalf of the Fund.

         Pursuant to rules adopted under Section 17(f) of the Investment Company Act, the International Portfolio may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made by the Board of Directors in accordance with SEC rules. The Board of Directors will consider a number of factors, including, but not limited to, the relationship of the institution to State Street, the reliability and financial stability of the institution, the ability of the institution to capably perform custodial services for the Fund, the reputation of the institution in its national market, the political and economic stability of the countries in which the sub-custodians will be located and risks of potential nationalization or expropriation of Fund assets. No assurance can be given that the Board of Directors' appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of Fund assets will not occur.

                               OTHER INFORMATION

DESCRIPTION OF THE FUND

         The Fund may establish additional Portfolios in the future. The Fund has authorized capital of a total of five billion shares of common stock at par value $0.001. Each of the Portfolios described herein has an initial authorized capital of one billion shares. All shares are the same class, and each share is entitled to one vote on any matter submitted to a shareholder vote. Fractional shares have fractional voting rights. Voting rights are not cumulative. Voting on matters pertinent only to a particular Portfolio, such as the adoption of an investment advisory contract for that Portfolio, is limited to that Portfolio's shareholders. All shares of the Fund are fully paid and nonassessable and have no preemptive or conversion rights.

         Although the Fund does not intend to hold annual shareholder meetings, it will hold a special meeting of shareholders when the Investment Company Act requires a shareholder vote on certain matters (including the election of directors or approval of an advisory contract). The Fund will also call a special meeting of shareholders at the request of 25% or more of the shares entitled to vote thereat, or, as required by the Act, at the request of 10% of the shareholders for the purpose of considering the removal of one or more directors. Shareholders wishing to call such a meeting should submit a written request to the Fund at 117 East Colorado Blvd., Pasadena, California 91105, stating the purpose of the proposed meeting and the matters to be acted upon.

         Prior to the initial public offering of a Portfolio's shares, the Adviser will be the sole shareholder of each Portfolio and is thus a controlling person, as that term is defined in the 1940 Act, of each Portfolio.

CONFIRMATIONS AND REPORTS

         BFDS will send to each shareholder or its agent monthly confirmations showing all purchases and redemptions of shares made, and all dividends and other distributions paid, during the previous month.

Reports will be sent to shareholders or their agents at least semiannually showing the Fund's investments and other information. Shareholders or their agents will also receive each year an annual report containing financial statements audited by the Fund's independent accountants.

         Shareholder inquiries should be addressed to "Western Asset Trust, Inc., 117 East Colorado Blvd., Pasadena, California 91105."

PERFORMANCE INFORMATION

         From time to time, each Portfolio may quote its total return in marketing materials or in reports or other communications to shareholders. A mutual fund's "total return" is a measurement of the overall change in value, including changes in share price and assuming reinvestment of dividends and capital gain distributions, of an investment in the fund. "Cumulative total return" shows a fund's performance over a specific period of time. "Average annual total return" is the average annual compounded return that would have produced the same cumulative total return if the fund's performance had been constant over the entire period. Because average annual returns tend to smooth out variations in a fund's return, they differ from actual year-by-year results.

         Investors should consider all performance information in light of a Portfolio's investment objectives and policies, characteristics of the Portfolio and the existing market conditions during the time period indicated. Performance information is based on historical performance only and should not be viewed as representative of the Portfolio's future performance. The investment return and principal value of an investment in a Portfolio will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         Performance information for a Portfolio may be compared to various unmanaged indices, such as the Salomon Brothers Corporate Index, the Salomon Brothers Mortgage Index and the Salomon Brothers World Government Bond Index (Ex U.S.). Such indices of securities prices generally do not reflect deductions for administrative and management costs and expenses.

                                    APPENDIX

         The Fund may use the following hedging instruments:

         OPTIONS ON DEBT SECURITIES AND FOREIGN CURRENCIES - A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.

         INTEREST RATE AND FOREIGN CURRENCY FUTURES CONTRACTS - Interest rate and foreign currency futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security or currency at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

         OPTIONS ON FUTURES CONTRACTS - Options on futures contracts are similar to options on securities or currency, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security or currency, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

         FORWARD CURRENCY CONTRACTS - A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

Investment Adviser
         Western Asset Management Company
         117 East Colorado Boulevard
         Pasadena, CA  91105

Administrator
         Legg Mason Fund Adviser, Inc.
         111 South Calvert Street
         Baltimore, MD  21202

Distributors
         Legg Mason Wood Walker, Inc.
         111 South Calvert Street
         Baltimore, MD 21202

         Arroyo Seco, Inc.
         117 East Colorado Boulevard
         Pasadena, CA 91105

Custodian
         State Street Bank & Trust Company
         P.O. Box 1790
         Boston, MA  02105

Transfer Agent
         Boston Financial Data Services, Inc
         P.O. Box 953
         Boston, MA  02103

Independent Accountants
         Price Waterhouse LLP
         1306 Concourse Drive
         Linthicum, MD  21090

Legal Counsel
         Ropes & Gray
         One International Place
         Boston, MA  02110


Prospectus

June 1, 1998

LM  INSTITUTIONAL  FUND  ADVISORS                                JUNE 1, 1998
-------------------------------------------------------------------------------


                       STATEMENT OF ADDITIONAL INFORMATION

         LM Institutional Fund Advisors I, Inc. (the "Fund") is a no-load, open-end management investment company. LM Institutional Fund Advisors I, Inc. currently consists of fourteen separate professionally managed investment portfolios. Eleven portfolios are described in this Statement of Additional Information ("SAI"). Each of these portfolios is referred to herein as a "Portfolio".

         This SAI is not a prospectus and should be read in conjunction with the Prospectus for the Portfolios, dated June 1, 1998, which has been filed with the Securities and Exchange Commission ("SEC"). Copies of the Portfolios' Prospectus are available without charge from Legg Mason Wood Walker, Inc. at 1-800-822-5544.

                               TABLE OF CONTENTS




DEFINITIONS.......................................................................................................1

ADDITIONAL INFORMATION ABOUT
         INVESTMENT LIMITATIONS AND POLICIES......................................................................2

ADDITIONAL INFORMATION ABOUT SECURITIES,
         INVESTMENT TECHNIQUES AND RELATED RISKS..................................................................4
         Ratings of Debt Obligations..............................................................................4
         Mortgage-Related Securities..............................................................................5
         Private Mortgage-Related Securities......................................................................6
         Asset-Backed Securities..................................................................................6
         Non-Governmental Fixed Income and Other Debt Securities..................................................7
         Restricted Securities....................................................................................8
         Borrowings...............................................................................................8
         Options on Securities....................................................................................9
         Futures Contracts and Options on Futures Contracts.......................................................9
         Risks Associated with Futures and Options...............................................................11
         Additional Risks of Options on Securities, Futures Contracts and Options on Futures
                  Contracts Traded on Foreign Exchanges..........................................................14
         Cover for Hedging Strategies............................................................................15
         Duration ...............................................................................................15

VALUATION OF PORTFOLIO SHARES....................................................................................15
         Use of the Amortized Cost Method by the Money Market Portfolios.........................................16
         Monitoring Procedures...................................................................................16
         Investment Restrictions.................................................................................16

MANAGEMENT OF THE PORTFOLIOS.....................................................................................17
         Directors and Officers..................................................................................17
         Directors and Officers; LM Institutional Fund Advisors I, Inc. .........................................17
         Manager and Advisers....................................................................................22

PURCHASES AND REDEMPTIONS........................................................................................28

EXCHANGE PRIVILEGE...............................................................................................29

PORTFOLIO TRANSACTIONS AND BROKERAGE.............................................................................29

ADDITIONAL TAX INFORMATION.......................................................................................30



OTHER INFORMATION................................................................................................32

PRINCIPAL HOLDERS OF SECURITIES..................................................................................33

PERFORMANCE INFORMATION..........................................................................................37


                                  DEFINITIONS

"Adviser" means the investment advisory firm that manages a Portfolio's assets. Western Asset and WAGM are each Advisers.

"Code" means the Internal Revenue Code of 1986, as amended.

"Distributor" means the broker-dealer that is responsible for the distribution or sale of the Fund's shares. Legg Mason is the Fund's Distributor. Arroyo Secco, Inc. also serves as a Distributor to the Fund.

"Exchange" means the New York Stock Exchange.

"Fundamental Investment Limitation" means an investment limitation of a Portfolio that may be changed only with the affirmative vote of the lesser of
(a) more than 50% of the outstanding shares of the relevant Portfolio or (b) 67% or more of the shares of the relevant Portfolio present at a shareholders' meeting if more than 50% of the outstanding shares of that Portfolio are represented at the meeting in person or by proxy. Only those policies or limitations expressly designated as such are fundamental investment limitations. All other policies and restrictions may be changed without shareholder approval.

"Independent Director" means a Director of the Fund who is not an "interested person" (as defined in the 1940 Act) of the Fund.

"Legg Mason" means Legg Mason Wood Walker, Inc.

"Manager" means LM Institutional Fund Advisors, Inc., 100 Light Street, Baltimore, MD 21202.

"1940 Act"  means the Investment Company Act of 1940, as amended.

"NRSROS" means nationally recognized (or foreign) statistical rating organizations, including Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P").

"Plan" means the Fund's Distribution and Shareholder Services Plan.

"SEC" means the Securities and Exchange Commission.

"12B-1 Director" means a Director of the Fund who is an Independent Director and who has no direct or indirect financial interest in the operation of the Fund's Plan or the Fund's Underwriting Agreement.

"WAGM" means Western Asset Global Management Limited, 155 Bishopsgate, London, England. WAGM is the Adviser to the Western Asset Non-U.S. Fixed Income Portfolio and to the non-U.S. portion of the Western Asset Intermediate Plus Portfolio, the Western Asset Core Plus Portfolio, and the Western Asset Global Strategic Income Portfolio.

"Western Asset" means Western Asset Management Company, 117 East Colorado Boulevard, Pasadena, CA 91105. Western Asset is the Adviser to each Portfolio other than the Western Asset Non-U.S. Fixed Income Portfolio and to the U.S. portion of the Western Asset Global Strategic Income Portfolio.


                          ADDITIONAL INFORMATION ABOUT
                      INVESTMENT LIMITATIONS AND POLICIES

         Each Portfolio has adopted certain fundamental investment limitations that are set forth below.

         The Western Asset Limited Duration Portfolio may not:

         (1) Borrow money or issue senior securities, except that it may borrow from banks or enter into reverse repurchase agreements, provided that, immediately after such borrowing, the total amount borrowed by the Portfolio, including reverse repurchase agreements, does not exceed 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than the borrowings); and provided further that it may enter into transactions in options, futures, options on futures and forward foreign currency contracts as described in the Prospectus and this Statement of Additional Information;

         (2) Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Portfolio, except as may be necessary in connection with permitted borrowings, provided that this limitation does not prohibit escrow, collateral or margin arrangements in connection with the Portfolio's use of options, futures contracts, options on futures contracts, forward foreign currency contracts, when-issued securities or reverse repurchase agreements;

         (3) Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, or buy 10% or more of all the securities of any one issuer, except that up to 25% of the Portfolio's total assets may be invested without regard to this limitation, and provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities;

         (4) Purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions and except that the Portfolio may make margin deposits in connection with its use of options, futures contracts, options on futures contracts and forward foreign currency contracts;

         (5) Invest 25% or more of its total assets (taken at market value) in any one industry, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or repurchase agreements thereon; and provided further that, for purposes of this limitation, U.S. branches of foreign banks are considered U.S. banks if they are subject to substantially the same regulation as domestic banks, and foreign branches of U.S. banks are considered U.S. banks if the domestic parent would be unconditionally liable in the event that the foreign branch failed to pay on the instruments for any reason;

         (6) Purchase or sell commodities or commodity contracts, except that the Portfolio may purchase or sell futures on fixed income instruments and foreign currencies and options thereon, may engage in transactions in foreign currencies and may purchase or sell options on securities and on foreign currencies and forward foreign currency contracts;

         (7) Underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed an underwriter under federal securities laws;

         (8) Make loans, except loans of portfolio securities and except to the extent that the purchase of a portion of an issue of publicly distributed notes, bonds or other evidences of indebtedness or deposits with banks and other financial institutions may be considered loans;

         (9) Purchase or sell real estate, provided that the Portfolio may invest in securities secured by, or issued by companies that invest in, real estate or interests therein, including real estate investment trusts; or

         (10) Invest in oil, gas or mineral-related programs or leases, provided that the Portfolio may invest in securities issued by companies that engage in such activities.

         The Western Asset Core Portfolio may not:

         (1) Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Portfolio, except as may be necessary in connection with permitted borrowings, provided that this limitation does not prohibit escrow, collateral or margin arrangements in connection with the Portfolio's use of options, futures contracts, options on futures contracts, forward foreign currency contracts, when-issued securities or reverse repurchase agreements;

         (2) Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, or buy 10% or more of all the securities of any one issuer, except that up to 25% of the Portfolio's total assets may be invested without regard to this limitation, and provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities;

         (3) Purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions and except that the Portfolio may make margin deposits in connection with its use of options, futures contracts, options on futures contracts and forward foreign currency contracts;

         (4) Invest 25% or more of its total assets (taken at market value) in any one industry, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or repurchase agreements thereon; and provided further that, for purposes of this limitation, U.S. branches of foreign banks are considered U.S. banks if they are subject to substantially the same regulation as domestic banks, and foreign branches of U.S. banks are considered U.S. banks if the domestic parent would be unconditionally liable in the event that the foreign branch failed to pay on the instruments for any reason;

         (5) Purchase or sell commodities or commodity contracts, except that the Portfolio may purchase or sell futures on fixed income instruments and foreign currencies and options thereon, may engage in transactions in foreign currencies and may purchase or sell options on securities and on foreign currencies and forward foreign currency contracts;

         (6) Underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed an underwriter under federal securities laws;

         (7) Purchase or sell real estate, provided that the Portfolio may invest in securities secured by, or issued by companies that invest in, real estate or interests therein, including real estate investment trusts; or

         (8) Invest in oil, gas or mineral-related programs or leases, provided that the Portfolio may invest in securities issued by companies that engage in such activities.

         In addition, the Western Asset Core Portfolio may:

         (9) Lend or borrow money or issue senior securities to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

         Each Portfolio, other than the Western Asset Core Portfolio and the Western Asset Limited Duration Portfolio and, with respect to limitations numbered (2) and (3), other than the Western Asset Money Market Portfolio and the Western Asset Intermediate Portfolio, may:

         (1) lend or borrow money or issue senior securities to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

         (2) not concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time. Securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities will not be considered to represent an industry.

         (3) underwrite securities to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

         (4) purchase or sell commodities, commodities contracts, futures contracts, options, forward contracts or real estate to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

         In addition, the Western Asset Money Market Portfolio and the Western Asset Intermediate Portfolio may not:

         (5) Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, or buy 10% or more of all the securities of any one issuer, except that up to 25% of the Portfolio's total assets may be invested without regard to this limitation, and provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities;

         (6) Invest 25% or more of its total assets (taken at market value) in any one industry, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or repurchase agreements thereon; and provided further that investments by the Western Asset Money Market Portfolio in U.S. bank instruments (such as bankers' acceptances, certificates of deposits and time or demand deposits) shall not be considered investments in any one industry for purposes of this policy; and provided further that, for purposes of this limitation, U.S. branches of foreign banks are considered U.S. banks if they are subject to substantially the same regulation as domestic banks, and foreign branches of U.S. banks are considered U.S. banks if the domestic parent would be unconditionally liable in the event that the foreign branch failed to pay on the instruments for any reason;

         (7) Underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed an underwriter under federal securities laws.

Additional Information
----------------------

         With respect to fundamental investment limitations numbered (1) through
(4) of each Portfolio, other than the Western Asset Limited Duration Portfolio and the Western Asset Core Portfolio, and fundamental investment limitation numbered (9) of the Western Asset Core Portfolio, the fundamental investment limitations set forth above limit a Portfolio's ability to engage in certain investment practices and purchase securities to the extent permitted by, or consistent with, the 1940 Act. Relevant limitations of the 1940 Act are described below, which are based either on the 1940 Act itself, the rules or regulations thereunder, or interpretations promulgated by the SEC. As such, these limitations of the 1940 Act are not "fundamental," that is, the limitations will change as the statute, rules, regulations or interpretations change, and no shareholder vote will be required or sought.

         Fundamental investment restriction (1). The 1940 Act presently limits a Portfolio's ability to borrow up to one-third of the value of its total assets. Borrowing by a Portfolio allows it to leverage its portfolio, which exposes it to certain risks. Leveraging increases the effect of any increase or decrease in the value of portfolio securities on a Portfolio's net asset value, and money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the return from the securities purchased with borrowed funds.

         The 1940 Act also restricts the ability of any mutual fund to lend. Under the 1940 Act, a Portfolio may only make loans if expressly permitted to do so by the Portfolio's investment policies, and a Portfolio may not make loans to persons who control or are under common control with the Portfolio. Thus, the 1940 Act effectively prohibits a Portfolio from making loans to certain persons when conflicts of interest or undue influence are most likely present. The Portfolios may, however, make other loans which if made would expose shareholders to additional risks, such as the failure of the other party to repay the loan.

         The ability of a mutual fund to issue senior securities is severely circumscribed by complex regulatory constraints under the 1940 Act that restrict, for instance, the amount, timing, and form of senior securities that may be issued. Certain portfolio management techniques such as the purchase of securities on margin, short sales, or the writing of puts on portfolio securities, may be considered senior securities unless appropriate steps are taken to segregate a Portfolio's assets or otherwise cover its obligations.

         Fundamental investment restriction (2). "Concentration" is interpreted under the 1940 Act to mean investment of 25% or more of a Portfolio's total assets in a single industry. If a Portfolio were to "concentrate" its investments in a particular industry, investors would be exposed to greater risks because the Portfolio's performance would be largely dependent on that industry's performance. None of the Portfolios has reserved the right to concentrate in any industry. For purposes of this limitation, the Portfolios do not consider certificates of deposit or banker's acceptances issued by domestic branches of U.S. or foreign banks to be in a single industry. If, in the future, these instruments are considered to be in the same industry, the Portfolios reserve the freedom of action to concentrate in such an industry.

         Fundamental investment restriction (3). The 1940 Act prohibits a diversified mutual fund from underwriting securities in excess of 25% of its total assets.

         Fundamental investment restriction (4). This restriction would permit investment in commodities, commodities contracts (e.g., futures contracts or options), forward contracts or real estate to the extent permitted under the 1940 Act. However, it is unlikely that the Portfolios would make such investments, other than the use of futures contracts, options, forward contracts and certain real estate-related securities as explained in the Prospectus and this Statement of Additional Information. Each Portfolio, however, would like the ability to consider using these investment techniques in the future. Commodities, as opposed to commodity futures, represent the actual underlying bulk goods, such as grains, metals and food stuffs. Real estate-related instruments include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings, and such instruments are generally sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer.

                    ADDITIONAL INFORMATION ABOUT SECURITIES,
                    INVESTMENT TECHNIQUES AND RELATED RISKS

RATINGS OF DEBT OBLIGATIONS

         Moody's, S&P and NRSROs are private organizations that provide ratings of the credit quality of debt obligations. A description of the ratings assigned to corporate debt obligations by Moody's and S&P is included as Appendix A to the Prospectus. A Portfolio may consider these ratings in determining whether to purchase, sell or hold a security. Ratings are not absolute assurances of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. Credit rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates.

MORTGAGE-RELATED SECURITIES

         Mortgage-related securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and, in most instances, principal to the investor. The mortgagor's monthly payments to his/her lending institution are "passed-through" to investors such as the Portfolios. Most issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. The guarantees made by issuers or poolers are often backed by various forms of credit, insurance and collateral, although these may be in amounts less than the full obligation of the pool to its shareholders.

         Pools often consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of one- to four-family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Portfolios may purchase pools of variable-rate mortgages, growing-equity mortgages, graduated-payment mortgages and other types.

         All poolers apply standards for qualification to lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

         The average life of mortgage-related securities varies with the maturities and the nature of the underlying mortgage instruments. For example, securities issued by the Government National Mortgage Association ("GNMA") tend to have a longer average life than participation certificates ("PCs") issued by the Federal Home Loan Mortgage Corporation ("FHLMC") because there is a tendency for the conventional and privately-insured mortgages underlying FHLMC PCs to repay at faster rates than the Federal Housing Administration and Veterans Administration loans underlying GNMAs. In addition, the term of a security may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

         In determining the dollar-weighted average maturity of a Portfolio, the Portfolio's Adviser will follow industry practice in assigning an average life to the mortgage-related securities held by each Portfolio unless the interest rate on the mortgages underlying the securities is such that a different prepayment rate is likely. For example, if a GNMA has a high interest rate relative to the market, that GNMA is likely to have a shorter overall maturity than a GNMA with a market rate coupon. Moreover, Western Asset may deem it appropriate to change the projected average life for a Portfolio's mortgage-related securities as a result of fluctuations in market interest rates and other factors.

         Yields on mortgage-related securities are typically quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the yield expected on the basis of average life. Reinvestment of the prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Portfolio. The compounding effect from reinvestments of monthly payments received by each Portfolio will increase the yield to shareholders compared to bonds that pay interest semi-annually.

PRIVATE MORTGAGE-RELATED SECURITIES

         Certain private mortgage pools are organized in such a way that the SEC staff considers them to be closed-end investment companies. Each Portfolio's investment in such pools is constrained by federal statute, which restricts investments in the shares of other investment companies.

         The private mortgage-related securities in which the Portfolios may invest include foreign mortgage pass-through securities ("Foreign Pass-Throughs"), which are structurally similar to the pass-through instruments described above. Such securities are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, specialized financial institutions and special purpose subsidiaries of the foregoing. Foreign Pass-Throughs usually are backed by a pool of fixed rate or adjustable-rate mortgage loans. Certain Foreign Pass-Throughs in which the Portfolios invest typically are not guaranteed by an entity having the credit status of GNMA, but generally utilize various types of credit enhancement.

ASSET-BACKED SECURITIES

         Asset-backed securities are structurally similar to mortgage-backed securities, but are secured by interests in a different type of receivable. Asset-backed securities therefore present certain risks that are not presented by mortgage-related debt securities or other securities in which the Portfolios may invest. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle is not certain.

NON-GOVERNMENTAL FIXED INCOME AND OTHER DEBT SECURITIES

         A Portfolio's investments in fixed income and other debt securities of non-governmental domestic or foreign issuers are limited to fixed income or other debt obligations (bonds, debentures, notes and other similar instruments) which meet the minimum ratings criteria set forth for the Portfolio or, if unrated, are determined by the Portfolio's Adviser to be of comparable quality to fixed income or other debt obligations in which the Portfolio may invest.

         Where one of the NRSROs has assigned an investment grade rating to an instrument and others have given it a lower rating, the Portfolios may consider the instrument to be investment grade. The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold, and may make it difficult for a Portfolio to obtain market quotations daily. If market quotations are not available, these securities will be valued by a method that the Portfolios' Boards of Directors believe accurately reflects fair market value. Judgment may play a greater role in valuing lower-rated debt securities than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available.

         Although the prices of lower-rated bonds are generally less sensitive to interest rate changes than are higher-rated bonds, the prices of lower-rated bonds may be more sensitive to adverse economic changes and developments regarding the individual issuer. Although the market for lower-rated debt securities is not new, and the market has previously weathered economic downturns, there has been in recent years a substantial increase in the use of such securities to fund corporate acquisitions and restructurings. Accordingly, the past performance of the market for such securities may not be an accurate indication of its performance during future economic downturns or periods of rising interest rates. When economic conditions appear to be deteriorating, medium- to lower-rated securities may decline in value due to heightened concern over credit quality, regardless of the prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

         Adverse economic developments can disrupt the market for lower-rated securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for lower-rated securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, a Portfolio could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Therefore, prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Portfolio's net asset value.

         Lower-rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls an obligation for redemption, the Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Portfolio experiences unexpected net redemptions, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the Portfolio's investment portfolio and increasing the exposure of the Portfolio to the risks of lower-rated securities.

RESTRICTED SECURITIES

         Restricted securities may be sold only (1) pursuant to SEC Rule 144A or other exemption, (2) in privately negotiated transactions or (3) in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933, as amended. Rule

144A securities, although not registered in the U.S., may be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended. Each Portfolio's Adviser, acting pursuant to guidelines established by its Board of Directors, may determine that some Rule 144A securities are liquid for purposes of limitations on the amount of illiquid investments a Portfolio may own. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell.

BORROWINGS

         The 1940 Act requires a Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of at least 300% of the amount borrowed. If the asset coverage should decline below 300% as a result of market fluctuations or for other reasons, a Portfolio may be required to sell some of its holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may increase the effect on net asset value of any increase or decrease in the market value of the Portfolio.

         Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Portfolios may enter into reverse repurchase agreements and dollar roll transactions as a method of borrowing.

OPTIONS ON SECURITIES

         A Portfolio may purchase call options on securities for any purpose. For example, a call option may be purchased by a Portfolio on a security that its Adviser intends to include in the Portfolio's investment portfolio in order to fix the cost of a future purchase. Call options also may be used as a means of participating in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the Portfolio's potential loss to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Portfolio either sells or exercises the option, any profit realized would be reduced by the premium.

         A Portfolio may purchase put options on securities for any purpose. For example, a put option may be purchased by a Portfolio in order to hedge against a decline in the market value of securities held in its portfolio. The put option enables a Portfolio to sell the underlying security at the predetermined exercise price; thus the potential for loss to the Portfolio below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Portfolio realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

         A Portfolio may also write call and put options.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         Each Portfolio will limit its use of futures contracts and futures options to hedging transactions or other circumstances permitted to registered investment companies by regulatory authorities. For example, a Portfolio might use futures contracts to attempt to hedge against anticipated changes in interest rates that might adversely affect either the value of the Portfolio's securities or the price of the securities which the Portfolio intends to purchase. A Portfolio's hedging may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce exposure to interest rate fluctuations, a Portfolio may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and options on futures contracts.

         A futures contract on a security or foreign currency is a bilateral agreement pursuant to which one party agrees to make, and the other party agrees to accept, delivery of the specified type of security or foreign currency called for in the contract at a specified future time and at a specified price. A Portfolio may, for example, purchase a futures contract on a security or foreign currency when it intends to purchase securities or foreign currency but has not yet done so. This strategy may minimize the effect of all or part of an increase in the market price of the security or the relative value of the foreign currency that a Portfolio intends to purchase in the future. A rise in the price of the security or foreign currency prior to its purchase may either be offset by an increase in the value of the futures contract purchased by a Portfolio or avoided by taking delivery of the security or foreign currency under the futures contract. Conversely, a fall in the market price of the underlying security or foreign currency may result in a corresponding decrease in the value of the futures position. A Portfolio may sell a futures contract on a security or foreign currency, for example, in order to continue to receive the income from a security or foreign currency, while endeavoring to avoid part or all of the decline in the market value of that security that would accompany an increase in interest rates.

         A Portfolio may also purchase a call option on a futures contract to hedge against a market advance in securities or foreign currency which the Portfolio plans to acquire at a future date. The purchase of a call option on a futures contract is analogous to the purchase of a call option on an individual security or foreign currency which can be used as a temporary substitute for a position in the security itself. A Portfolio also may write covered call options on futures contracts as a partial hedge against a decline in the price of securities or foreign currency held in the Portfolio's investment portfolio, or purchase put options on futures contracts in order to hedge against a decline in the value of securities or foreign currency held in the Portfolio's investment portfolio. A Portfolio may write a covered put option as a partial anticipatory hedge.

         When a purchase or sale of a futures contract is made by a Portfolio, the Portfolio is required to deposit with its custodian (or a broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. Under certain circumstances, such as during periods of high volatility, a Portfolio may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Each Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Portfolio but is instead settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Portfolio will mark to market its open futures positions.

         A Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements) and the current market value of the option and other futures positions held by the Portfolio.

         Although some futures contracts call for making or taking delivery of the underlying securities or currencies, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same currency or underlying security and delivery month). If an offsetting purchase price is less than the original sale price, the Portfolio realizes a gain, or if it is more, the Portfolio realizes a loss. If an offsetting sale price is more than the original purchase price, the Portfolio realizes a gain, or if it is less, the Portfolio realizes a loss. The Portfolio will also bear transaction costs for each contract which will be included in these calculations.

         A Portfolio will not enter into futures contracts or option positions if, immediately thereafter, the initial margin deposits plus premiums paid by it, less the amount by which any such options positions are "in-the-money" at the time of purchase, would exceed 5% of the fair market value of the Portfolio's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

         The requirements for qualification as a regulated investment company also may limit the extent to which a Portfolio may enter into futures or options on futures. See "Additional Tax Information."

RISKS ASSOCIATED WITH FUTURES AND OPTIONS

         In considering the Portfolios' use of futures contracts and options, particular note should be taken of the following:

         (1) Positions in futures contracts and options may be closed out only on an exchange or board of trade which provides a secondary market for such futures contracts or options. Futures exchanges may limit the amount of fluctuation permitted in certain futures contract and option prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract or option may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract or option subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         (2) The ability to establish and close out positions in either futures contracts or exchange-listed options is also subject to the maintenance of a liquid secondary market. Consequently, it may not be possible for a Portfolio to close a position and, in the event of adverse price movements, the Portfolio would have to make daily cash payments of variation margin (except in the case of purchased options). However, in the event futures contracts or options have been used to hedge portfolio securities, such securities generally will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts. The inability to close out a futures or option position may also restrict the Portfolio's ability to sell the underlying security or currency at a time when the Adviser might otherwise do so.

         (3) Successful use by a Portfolio of futures contracts and options will depend upon its Adviser's ability to predict market movements, which may require different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not to the current level of the underlying instrument but to anticipated levels at some point in the future. There is, in addition, the risk that movements in the price of the futures contract or option will not correlate with movements in the prices of the securities or currencies being hedged. If the price of the securities or currencies being hedged has moved in a favorable direction, this advantage may be partially offset by losses in the futures or option position. In addition, if the Portfolio has insufficient cash, it may have to sell assets from its investment portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect the rising market; consequently, a Portfolio may need to sell assets at a time when such sales are disadvantageous to the Portfolio. If the price of the futures or option contract moves more than the price of the underlying securities or currencies, the Portfolio will experience either a loss or a gain on the futures contract or option that may or may not be completely offset by movements in the price of the securities or currencies that are the subject of the hedge.

         (4) The value of an option position will reflect, among other things, the current market price of the underlying security, currency or futures contract, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, currency or futures contract and general market conditions. For this reason, the successful use of options as a hedging strategy depends upon the Adviser's ability to forecast the direction of price fluctuations in the underlying market.

         (5) In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures and options position and the securities or currencies being hedged, movements in the prices of futures and options contracts may not correlate perfectly with movements in the prices of the hedged securities or currencies due to price distortions in the futures and options markets. There may be several reasons unrelated to the value of the underlying securities or currencies which cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities or currencies and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market; such speculative activity in the futures market also may cause temporary price distortions. Third, participants could make or take delivery of the underlying securities or currencies instead of closing out their contracts. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures or options contracts over the short term. In addition, activities of large traders involving arbitrage and other investment strategies may result in temporary price distortions.

         (6) Options normally have expiration dates of up to nine months. The exercise price of the options may be below, equal to or above the current market value of the underlying security, currency or futures contract. Options that expire unexercised have no value, and the Portfolio will realize a loss in the amount paid and any transaction costs.

         (7) Like options on securities, options on futures contracts have a limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that liquid secondary markets for all options on futures contracts will develop.

         (8) Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post an initial margin and are subject to additional margin calls which could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when the Portfolio purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Portfolio when the use of a futures contract would not, such as when there is no movement in the value of the securities or currencies being hedged.

         (9) A Portfolio's activities in the futures and options markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions; however, a Portfolio also may save on commissions by using such contracts as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.

         (10) A Portfolio may purchase and write both exchange-traded options and options traded on the OTC market. Exchange markets for options on debt securities exist but are relatively new, and the ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Although the Portfolios intend to purchase or write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. Closing transactions may be effected with respect to options traded in the OTC markets only by negotiating directly with the other party to the option contract, or in a secondary market for the option if such market exists. Although the Portfolios will enter into OTC options only with dealers which agree to enter into, and which are expected to be capable of entering into, closing transactions with the Portfolios, there can be no assurance that a Portfolio will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the contra-party, a Portfolio may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that the Portfolio would have to exercise those options which it has purchased in order to realize any profit. With respect to options written by a Portfolio, the inability to enter into a closing transaction may result in material losses to the Portfolio. For example, because a Portfolio must maintain a covered position with respect to any call option it writes on a security or futures contract the Portfolio may not sell the underlying security or futures contract or invest any cash, U.S. Government securities or short-term debt securities used as cover during the period it is obligated under such option. This requirement may impair a Portfolio's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

ADDITIONAL RISKS OF OPTIONS ON SECURITIES, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS TRADED ON FOREIGN EXCHANGES

         Options on securities, options on currencies, futures contracts and options on futures contracts may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the price of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Portfolios' ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lesser trading volume.

COVER FOR HEDGING STRATEGIES

         Each Portfolio will comply with guidelines established by the SEC with respect to coverage of hedging strategies by mutual funds, and, if the guidelines so require, will set aside cash or liquid securities in a segregated account with its custodian in the amount prescribed, as marked to market daily. Securities, options or futures positions used for cover and securities held in a segregated account cannot be sold or closed out while the hedging strategy is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Portfolio's assets could impede portfolio management or a Portfolio's ability to meet redemption requests or other current obligations.

DURATION

         Traditionally, a fixed income security's term to maturity was used to evaluate the sensitivity of the security's price to changes in interest rates. Duration is a measure of the expected life of a fixed income security on a cash flow basis, that was developed as a more precise method of evaluating such sensitivity. A security's term to maturity measures only the time until final payment of the security, and does not take into account the pattern of payments made prior to maturity. Duration takes time intervals over which the interest and principal payments are scheduled and weights each by the present values of the cash to be received at the corresponding future point in time.

         There may be circumstances under which even duration calculations do not properly reflect the interest rate exposure of a security. For example, floating variable rate securities may have final maturities of ten or more years; however, their interest exposure corresponds to the frequency of the coupon reset. Similarly, many mortgage pass-through securities may have stated final maturities of 30 years, but current prepayment rates are more critical in determining the security's interest rate exposure. In these situations, the Adviser may consider other analytical techniques that incorporate the economic life of a security into its determination of interest rate exposure.


                         VALUATION OF PORTFOLIO SHARES

         As described in the Prospectus, securities owned by any of the Portfolios (other than the Money Market Portfolios) for which market quotations are readily available are valued at current market value. Securities are valued at the last sale price for a comparable position on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one market, the securities are generally valued on the market considered by the Adviser as the primary market.

         Occasionally, events affecting the value of foreign investments occur between the time at which they are determined and the close of trading on the Exchange, which events will not be reflected in a computation of a Portfolio's net asset value on that day. If events materially affecting the value of such investments occur during such time period, the investments will be valued at their fair value as determined in good faith by, or under the direction of, the Board of Directors.

USE OF THE AMORTIZED COST METHOD BY THE MONEY MARKET PORTFOLIOS

         The Board of Directors of the Money Market Portfolios has decided that the best method for determining the value of securities held by the Money Market Portfolios is amortized cost. Under this method, portfolio instruments are valued at acquisition cost as adjusted for amortization of premium or accrual of discount rather than at current market value. The Board of Directors continually assesses this method of valuation and recommends changes where necessary to assure that the Money Market Portfolios' investments are valued at their fair value as determined in good faith by, or under the direction of, the Directors.

         The Money Market Portfolios' use of the amortized cost method of valuing portfolio instruments held by it depends on its compliance with Rule 2a-7 under the 1940 Act. Under that Rule, the Board of Directors must establish procedures reasonably designed to stabilize the net asset value per share at $1.00 per share, taking into account current market conditions and the Portfolio's investment objective.

MONITORING PROCEDURES

         The Board of Directors' procedures include monitoring the relationship between the amortized cost value per share and a net asset value per share based upon available indications of market value. The Board will take any steps it considers appropriate if there is a difference of more than 0.5% between the two (such as redeeming in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

INVESTMENT RESTRICTIONS

         Rule 2a-7 requires each Money Market Portfolio to limit its investments to instruments that present minimal credit risk, in the opinion of the Board, and are of high quality. The Rule also requires each Money Market Portfolio to maintain a dollar-weighted average portfolio maturity of not more than 90 days that is appropriate to the objective of maintaining a stable net asset value of $1.00 per share. In addition, no instrument considered under SEC rules to have a remaining maturity of more than 397 days can be purchased by the Money Market Portfolios. The Money Market Portfolios may hold securities with maturities greater than 397 days as collateral for repurchase agreements and other collateralized transactions of short duration. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the relevant Money Market Portfolio will invest its available cash to reduce the average maturity to 90 days or less as soon as possible.

         In periods of declining interest rates, the indicated daily yield on shares of each Money Market Portfolio computed by dividing the annualized daily income on the portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on shares of each Money Market Portfolio computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

                          MANAGEMENT OF THE PORTFOLIOS

DIRECTORS AND OFFICERS

         The Fund's officers are responsible for the operation of the Fund under the direction of its Board of Directors. The officers and Directors of the Fund and their principal occupations during the past five years are set forth below. An asterisk (*) indicates Interested Directors.

DIRECTORS AND OFFICERS; LM INSTITUTIONAL FUND ADVISORS I, INC.

         The address of each officer and Director of LM Institutional Fund Advisors I, Inc. is 117 East Colorado Blvd., Pasadena, CA 91105, unless otherwise stated.

         William G. McGagh, 67(1,2,3), Chairman of the Board and Director; Consultant, McGagh Associates (corporate financial consulting), January 1989-present; Director of Pacific American Income Shares, Inc.; formerly: Senior Vice-President, Chief Financial Officer and Director of Northrop Corporation (military aircraft).

         Dr. Richard C. Gilman, 73(1,2,3), Director; President Emeritus of Occidental College, 1988- present; Director of Pacific American Income Shares, Inc.; formerly: President and Chief Executive Officer of Occidental College.

         *W. Curtis Livingston, III, 53(1), President and Director; President, Director and Chief Executive Officer of Western Asset (investment management firm), December 1980-present; President, Pacific American Income Shares, Inc.

         *Ronald L. Olson, 55(2, 4), Director; Senior Partner, Munger, Tolles & Olson (a law partnership); Director of Pacific American Income Shares, Inc.


         Louis A. Simpson, 59, Director; President and CEO Capital
Operations of Government Employees Insurance Company (GEICO Corporation) since May 1993; Vice Chairman of GEICO (1985- 1993); Senior Vice President and Chief Investment Officer of ____________


        (1) Member of the Executive Committee of the Board. When the full Board is not in session, the Executive Committee may exercise all the powers held by the Board in the management of the business and affairs of the Fund that may be lawfully exercised by the full Board, except the power to declare a dividend, to authorize the issuance of stock, to recommend to stockholders any matter requiring stockholders' approval, to amend the By-Laws, or to approve any merger or share exchange which does not require shareholder approval.

        (2) Member of the Audit Committee of the Board. The Audit Committee meets with the Fund's independent accountants to review the financial statements of the Fund, the arrangements for special and annual audits, the adequacy of internal controls, the Fund's periodic reporting process, material contracts entered into by the Fund, the services provided by the accountants, any proposed changes in accounting practices or principles, the independence of the accountants; and to report on such matters to the Board.

         The Fund has no compensation committee.

        (3) Member of the Nominating Committee of the Board. The Nominating Committee is responsible for the selection and nomination of Disinterested Directors.

        (4) Mr. Olson may be deemed an interested person because the law firm in which he is a partner has provided certain services to the Fund and Western Asset.

GEICO (1979-1985). Director of Pacific American Income Shares, Inc., Potomac Electric Power Company, Potomac Capital Investment Corporation, and U.S. West
Formerly: President and CEO of Western Asset.


         Ronald J. Arnault; 54, Director; President of RJA Consultants (energy industry financial consulting); member, Board of Governors of The Music Center of Los Angeles and the Center Theatre Group. Formerly: Executive Vice President, Chief Financial Officer and Director of ARCO; Director of Pacific American Income Shares, Inc.

         William E. B. Siart, 50, Director; Director of Pacific American Income Shares, Inc. Formerly: Chairman (1995-1996), Chief Executive Officer (1995-1996), President (1990- 1996) of First Interstate Bancorp. Member of the Board of Trustees of the University of Southern California.

         John E. Bryson, 54, Director; Chairman and Chief Executive Officer of Edison International and its principal subsidiary, Southern California Edison, since October 1990. Also a director of Pacific American Income Shares, Inc., The Boeing Company, The Times Mirror Company, H.F. Ahmanson & Co., and the W.M. Keck Foundation, and a trustee of Stanford University.

         Anita L. DeFrantz, 45, Director; President of the Amateur Athletic Foundation of Los Angeles, since, 1985; President of Kids in Sports, since 1994; Vice President of the International Olympic Committee, since 1997. Also, a director of Pacific American Income Shares, Inc., and a board member of the Amateur Athletic Foundation of Los Angeles, since 1985, International Olympic Committee, since 1996, and the United States Olympic Committee Executive
Board, since 1977.

         Edward A. Taber III, 54, Director; Senior Executive Vice President and Head of Asset Management, Legg Mason, Inc., since 1992. Formerly, Director and Head of Taxable Fixed Income Division, T. Rowe Price Associates (1973-1992). Also, a director of Western Asset Management Company, Western Asset Global Management Limited, Bartlett & Co., Batterymarch Financial Management, Inc., Gray, Seifert & Co., Inc., GSH & Co., Inc., Fairfield Group, Inc., and
Legg Mason Fund Advisors, Inc.

         Donna E. Barnes, 36, Secretary; Secretary, Pacific American Income Shares, Inc., since April 1996; Compliance Officer of Western Asset, 1991 - present. Formerly: Assistant Secretary of the Fund and Pacific American Income Shares, Inc., 1993-1996.

         Carl L. Eichstaedt, 36, Vice-President; Portfolio Manager of Western Asset since 1994; formerly: Senior Partner, Portfolio Manager of Harris Investment Management, 1993-1994; Portfolio Manager of Pacific Investment Management Company, 1992-1993; Director Fixed Income of Security Pacific Investment Managers, 1990-1992; and Vice President of Chemical Securities, Inc., 1986-1990.

         Kent S. Engel, 49, Vice-President; Director and Chief Investment Officer of Western Asset, 1969-present; Vice-President and Portfolio Manager of Pacific American Income Shares, Inc.

         Keith J. Gardner, 39, Vice-President; Portfolio Manager of Western Asset since 1994; formerly: Senior Portfolio Manager of Legg Mason, Inc., 1992-1994; Portfolio Manager of T. Rowe Price Associates, Inc., 1985-1992.

         Scott F. Grannis, 47, Vice-President; Director and Economist, Western Asset, 1989 - present; Director, Supershares Services Corp. (investment company services); formerly: Vice-President, Leland O'Brien Rubinstein (investment advisory firm), 1986-89.

         Ilene S. Harker, 41, Vice-President; Director of Administration and Controls, Western Asset, 1978-present; Vice President, Pacific American Income Shares, Inc., since April 1996; Formerly: Assistant Secretary of the Fund and Secretary of Pacific American Income Shares, Inc., 1993-1996.

         James W. Hirschmann, III, 36, Vice-President; Director of Marketing, Western Asset, April 1989-present; formerly: Vice-President and Director of Marketing, Financial Trust

Corporation (bank holding company), January 1988 - April 1989; Vice-President of Marketing, Atalanta/Sosnoff Capital (investment management company), January 1986 - January 1988.




         Randolph L. Kohn, 49, Vice-President; Director of Client Services, Western Asset, 1984-present.

         S. Kenneth Leech, 42, Vice-President; Director of Portfolio Management, Western Asset, May 1990-present; formerly: Senior Trader of Greenwich Capital, 1988-1990; Fixed Income Manager of The First Boston Corporation (holding company; stock and bond dealers), 1985-1987.

         Edward A. Moody, 46, Vice-President; Director and Portfolio Manager, Western Asset.

         Joseph L. Orlando, 36, Vice-President; Marketing Executive of Western Asset; formerly: Regional Manager of T. Rowe Price Associates (investment management firm), January 1988 - July 1992.


         Steven T. Saruwatari, 31, Treasurer; Senior Financial
Officer, Western Asset; formerly: Controller-Finance for LaSalle Paper Company/Spicers Paper, Inc. (distributor of fine printing papers), June 1991-November 1994; and Senior Auditor for Coopers and Lybrand (international public accounting firm), September 1988 - May 1991.


         Stephen A. Walsh, 37, Vice-President; Director and Portfolio Manager, Western Asset; formerly: Portfolio Manager and Trader of Security Pacific Investment Managers, Inc. (investment management company), 1989-1991.

         Officers and Directors of the Fund who are affiliated persons of the Manager, Western Asset, LMFA or Legg Mason receive no salary or fees from the Fund. Each Independent Director of the Fund receives a fee of $2,000 annually for serving as a Director, and a fee of $500 and related expenses per Portfolio for each meeting of the Board of Directors attended by them. The Chairman of the Board receives an additional $1,000 per year for serving in that capacity.

         The following table provides certain information relating to the compensation of the Fund's Directors and senior executive officers for the nine month period ended March 31, 1998.

                                                                               Aggregate Compensation
                                                  Total Compensation           From the Fund and Complex
Name of Person and Position                       From the Fund*               Paid to Directors**
--------------------------------------------------------------------------------------------------------
William G. McGagh -                               $11,250                      $20,300
Chairman of the Board and Director
--------------------------------------------------------------------------------------------------------
Ronald J. Arnault*** - Director                   $ 7,000                      $ 4,500
--------------------------------------------------------------------------------------------------------
Norman Barker, Jr. - Director                     $ 9,500                      $20,400
--------------------------------------------------------------------------------------------------------
Dr. Richard C. Gilman - Director                  $10,000                      $18,500
--------------------------------------------------------------------------------------------------------
Ronald L. Olson - Director                        $10,000                      $18,500
--------------------------------------------------------------------------------------------------------
W. Curtis Livingston, III - President             none                         none
and Director
--------------------------------------------------------------------------------------------------------
Louis A. Simpson - Director                       $10,000                      $18,500
--------------------------------------------------------------------------------------------------------
William E. B. Siart*** - Director                 $ 9,500                      $13,500
--------------------------------------------------------------------------------------------------------
Ilene S. Harker - Vice President                  none                         none
--------------------------------------------------------------------------------------------------------
Steve T. Saruwatari - Assistant Treasurer         none                         none
--------------------------------------------------------------------------------------------------------


*Represents fees paid to each person during the nine months ended March 31, 1998.
**Represents aggregate compensation paid to each person during the calendar year ended December 31, 1997 for serving as a Director of the Company and of a closed-end investment company advised by Western Asset. Mr. Bryson, a nominee for Director, received $8,100 as compensation during the calendar year ended December 31, 1997 for serving as a Director of such closed-end investment company.
***Elected as Directors September 11, 1997.

MANAGER AND ADVISERS

         THE MANAGER. The Manager serves as investment manager to the Fund under the Investment Management Agreement dated May 29, 1998 between the Manager and the Fund (the "Management Agreement"). The Management Agreement was most recently approved by the Board of Directors, including a majority of Independent Directors, on March 6, 1998.


         Under the Management Agreement, the Manager is responsible, subject to the general supervision of the Fund's Board of Directors, for the actual management of the Fund's assets, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, consistent with the investment objectives and policies described in the Prospectus and this Statement of Additional Information. The Manager also is responsible for the compensation of Directors and officers of the Fund who are employees of the Manager or its affiliates. The Manager receives for its services a fee as described in the Prospectus. As noted below, the Manager has delegated responsibility for the selection of the Fund's investments to the Advisers.

         Each Portfolio pays all of its other expenses which are not assumed by the Manager. These expenses include, among others, expenses of preparing and printing prospectuses, statements of additional information, proxy statements and reports and of distributing them to existing shareholders, custodian charges, transfer agency fees, organizational expenses, compensation of the Directors who are not "interested persons" of the Manager, or its affiliates, as that term is defined in the 1940 Act, legal and audit expenses, insurance expenses, expenses of registering and qualifying shares of the Portfolios for sale under federal and state law, Rule 12b-1 fees, governmental fees, expenses incurred in connection with membership in investment company organizations, interest expense, taxes and brokerage fees and commissions. The Portfolios also are liable for such nonrecurring expenses as may arise, including litigation to which a Portfolio or the Fund may be a party. The Fund may also have an obligation to indemnify its Directors and officers with respect to litigation.


         Under the Management Agreement, the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolios in connection with the performance of the Management Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.


         The Management Agreement terminates automatically upon assignment and is terminable with respect to any Portfolio at any time without penalty by vote of the Fund's Board of Directors, by vote of a majority of that Portfolio's outstanding voting securities, or by the Manager, on not less than 60 days' notice to the Fund, and may be terminated immediately upon the mutual written consent of the Manager and the Fund.

ADVISERS


         WESTERN ASSET. Western Asset serves as Adviser to the Western Asset Enhanced Equity Portfolio, the Western Asset Money Market Portfolio, the Western Asset Government Money Market Portfolio, the Western Asset Limited Duration Portfolio, the Western Asset Intermediate Portfolio, the Western Asset Intermediate Plus Portfolio, the Western Asset Core Portfolio, the Western Asset Core Plus Portfolio, the Western Asset High Yield Portfolio and the Western Asset Global Strategic Income Portfolio (U.S. portion) under an Investment Advisory Agreement dated May 26, 1998 between Western Asset and the Manager (the "Western Asset Advisory Agreement"). The Western Asset Advisory Agreement was most recently approved by the Board of Directors, including a majority of the Independent Directors, on March 6, 1998.


         Under the Western Asset Advisory Agreement, Western Asset is responsible, subject to the general supervision of the Fund's Board of Directors and the Manager, for the actual management of the Portfolios' assets, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, consistent with the investment objectives and policies described in the Prospectus and this Statement of Additional Information. Western Asset receives from the Manager for its services an advisory fee as described in the Prospectus.


         Under the Western Asset Advisory Agreement, Western will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolios in connection with the performance of the Western Asset Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.


         The Western Asset Advisory Agreement terminates automatically upon assignment and is terminable with respect to any Portfolio at any time without penalty by vote of the Fund's Board of Directors, by vote of a majority of that Portfolio's outstanding voting securities, or by Western Asset, on not less than 60 days' notice, and may be terminated immediately upon the mutual written consent of the parties.

         Western Asset served as investment adviser to LM Institutional Fund Advisors I, Inc. under an Investment Advisory Agreement dated August 24, 1990, and as amended on February 8, 1996, between Western Asset and the Fund covering the Western Asset Limited Duration Portfolio and Western Asset Core Portfolio ("Advisory Agreement I"), an Investment Advisory Agreement dated February 10, 1994, and as amended on February 8, 1996, between Western Asset and the LM Institutional Fund Advisors I, Inc. covering the Western Asset Intermediate Portfolio ("Advisory Agreement II"), and an Investment Advisory Agreement dated June 30, 1992, between Western Asset and the LM Institutional Fund Advisors I, Inc. covering the Western Asset International Securities Portfolio. The rate of compensation payable to Western Asset under Advisory Agreement I and Advisory Agreement II was the same as that payable to the Manager with respect to the relevant Portfolios.

         For the Western Asset Core Portfolio, Western Asset received $1,768,533 (prior to fees waived of $30,085), $2,006,880 (prior to fees waived of $22,402), $1,548,346 (prior to fees waived of $111,421) and $963,008 (prior to fees waived of $69,442) for the nine month period ended March 31, 1988, and the years ended June 30, 1997, 1996 and 1995, respectively. For the Western Asset Intermediate Portfolio, Western Asset received $662,991 (prior to fees waived of $142,053), $568,685 (prior to fees waived of $158,505), $130,938 (prior to fees waived of $130,938) and $29,571 (prior to fees waived of $29,571) for the nine month period ended March 31, 1988, and the years ended June 30, 1997, 1996 and 1995, respectively. For the Western Asset Limited Duration Portfolio, Western Asset waived all advisory fees for the nine month period ended March 31, 1988, and the year ended June 30, 1997 and for the period May 1, 1996 (commencement of operations) to June 30, 1996.


         WAGM. WAGM serves as Adviser to the Western Asset Non-U.S. Fixed Income Portfolio, and to the non-U.S. portion of the Western Asset Intermediate Plus Portfolio, the Western Asset Core Plus Portfolio and the Western Asset Global Strategic Income Portfolio under an Investment Advisory Agreement dated May 26, 1998 between the Manager and WAGM (the "WAGM Advisory Agreement"). The WAGM Advisory Agreement was most recently approved by the Board of Directors, including a majority of the Independent Directors, on March 6, 1998.


         Under the WAGM Advisory Agreement, WAGM is responsible, subject to the general supervision of the Fund's Board of Directors and the Manager, for the actual management of the Portfolio's assets, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, consistent with the investment objective and policies described in the Prospectus and this Statement of Additional Information. WAGM also is responsible for the compensation of Directors and officers of the Fund who are employees of WAGM or its affiliates. WAGM receives from the Manager for its services to the Portfolio an advisory fee as described in the Prospectus.

         Under the WAGM Advisory Agreement, WAGM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the performance of the WAGM Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

         The WAGM Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty by vote of the Fund's Board of Directors, by vote of a majority of the Portfolio's outstanding voting securities, or by WAGM, on not less than 60 days' notice, and may be terminated immediately upon the mutual written consent of the parties.

         DISTRIBUTORS

         Legg Mason acts as a distributor of the shares of LM Institutional Fund Advisors I, Inc. pursuant to an Underwriting Agreement with the Fund dated August 24, 1990 and amended May 26, 1998 (the "Underwriting Agreement").

         Legg Mason is not obligated to sell any specific amount of Fund shares and receives no compensation pursuant to the Underwriting Agreement. The Underwriting Agreement is terminable with respect to any Portfolio without penalty, at any time, by vote of a majority of the Fund's Independent Directors, or by vote of the holders of a majority of the shares of that Portfolio, or by Legg Mason upon 60 days' notice to the Fund.

         The Fund has adopted a Plan which, among other things, permits the Fund to pay Legg Mason fees for its services related to sales and distribution of Financial Intermediary Class shares and the provision of ongoing services to Financial Intermediary Class shareholders. Payments are made only from assets attributable to Financial Intermediary Class shares. Under the Plan, the aggregate fees may not exceed an annual rate of 0.40% (currently limited to 0.25%) of each Portfolio's average daily net assets attributable to Financial Intermediary Class shares. Fees for the Western Asset Money Market Portfolio and the Western Asset Government Money Market Portfolio are additionally currently limited to the annual rate of 0.10% of average daily net assets attributable to Financial Intermediary Class shares. Distribution activities for which such payments may be made include, but are not limited to, compensation to persons who engage in or support distribution and redemption of Shares, printing of prospectuses and reports for persons other than existing shareholders, advertising, preparation and distribution of sales literature, overhead, travel and telephone expenses, all with respect to Financial Intermediary Class shares only.

         The Plan was approved by Legg Mason Fund Adviser, Inc., as sole shareholder of the Financial Intermediary Class of each Portfolio on May 26, 1998. Legg Mason may pay all or a portion of the fee to its investment executives.

         The Plan will continue in effect only so long as it is approved at least annually by the vote of a majority of the Board of Directors, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated by a vote of a majority of the 12b-1 Directors or by a vote of a majority of the outstanding voting securities of the Financial Intermediary Class shares. Any change in the Plan that would materially increase the distribution cost to a Portfolio requires shareholder approval; otherwise the Plan may be amended by the Directors, including a majority of the 12b-1 Directors, as previously described.

         In accordance with Rule 12b-1, the Plan provides that Legg Mason will submit to the Fund's Board of Directors, and the Directors will review, at least quarterly, a written report of any amounts expended pursuant to the Plan and the purposes for which expenditures were made. In addition, as long as the Plan is in effect, the selection and nomination of the Independent Directors will be committed to the discretion of such Independent Directors.

         Arroyo Seco, Inc. ("Arroyo Seco"), 117 East Colorado Boulevard, Pasadena, CA 91105, a wholly owned subsidiary of Western Asset, is also authorized to offer the shares of LM Institutional fund Advisors I, Inc. for sale to its customers pursuant to an Agreement dated November 9, 1995. This Agreement was most recently approved by the Board of Directors of LM Institutional Fund Advisors I, Inc., including a majority of the Independent Directors, on May 18, 1998.

         LM Institutional Fund Advisors I, Inc. makes no payments to Arroyo Seco in connection with the offer or sale of the Fund's shares, and Arroyo Seco does not collect any commissions or other fees from customers in connection with the offer or sale of the Fund's shares. Arroyo Seco is not obligated to sell any specific amount of Fund shares. The Agreement is terminable without penalty, at any time, by vote of a majority of the Fund's Directors, a majority of the Fund's Independent Directors, or a majority of the Fund's outstanding shares, or by Arroyo Seco upon 60 days' notice to the Fund.

                           PURCHASES AND REDEMPTIONS

         The Fund reserves the right to modify or terminate the mail, telephone or wire redemption services described in the Prospectus at any time. The Fund also reserves the right to suspend or postpone redemptions (1) for any period during which the Exchange is closed (other than for customary weekend and holiday closings), (2) when trading in markets the Fund normally utilizes is restricted or an emergency, as defined by rules and regulations of the SEC, exists, making disposal of the Fund's investments or determination of its net asset value not reasonably practicable, or (3) for such other periods as the SEC by regulation or order may permit for the protection of the Fund's shareholders. In the case of any such suspension, an investor may either withdraw the request for redemption or receive payment based upon the net asset value next determined after the suspension is lifted.

         The Fund agrees to redeem shares of each Portfolio solely in cash up to the lesser of $250,000 or 1% of the relevant Portfolio's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Fund reserves the right to pay any redemption price exceeding this amount in whole or in part by a distribution in kind of readily marketable securities held by a Portfolio in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

                               EXCHANGE PRIVILEGE

         Shareholders in any of the Portfolios are entitled to exchange their shares for shares of the other Portfolios or of any portfolio of LM Institutional Fund Advisors II, Inc., provided that such shares are eligible for sale in the shareholder's state of residence, and are being offered at the time.

         When a shareholder decides to exchange shares of a Portfolio, the Fund's transfer agent will redeem shares of the Portfolio and invest the proceeds in shares of the Portfolio selected. Redemptions of shares of the Portfolio will be made at their net asset value determined on the same day that the request is received in proper order, if received before the close of business of the Exchange. If the request is received by the transfer agent after the close of business on the Exchange, shares will be redeemed at their net asset value determined as of the close of the Exchange on the next day the Exchange is open.

         There is no charge for the exchange privilege and no sales charge imposed on an exchange, but the Portfolios reserve the right to modify or terminate the exchange privilege at any time. For more information concerning the exchange privilege, or to make an exchange, please contact the Portfolios.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE


         Under the Advisory Agreements, the Advisers are responsible for the execution of the Portfolios' transactions. In selecting brokers or dealers, the Advisers must seek the most favorable price (including the applicable dealer spread) and execution for such transactions, subject to the possible payment as described below of higher brokerage commissions or spreads to brokers or dealers who provide research and analysis. The Portfolios may not always pay the lowest commission or spread available. Rather, in placing orders on behalf of the Portfolios, the Advisers will also take into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's or dealer's facilities (including the services described below) and any risk assumed by the executing broker or dealer.


         Consistent with the policy of obtaining most favorable price and execution, an Adviser may give consideration to research, statistical and other services furnished by brokers or dealers to the Adviser for its use, may place orders with brokers or dealers who provide supplemental investment and market research and securities and economic analysis, and may pay to those brokers or dealers a higher brokerage commission or spread than may be charged by other brokers or dealers. Such research, analysis and other services may be useful to an Adviser in connection with services to clients other than the Portfolios. An Adviser's fee is not reduced by reason of its receiving such brokerage and research services.

         The Portfolios may not buy securities from, or sell securities to, an Adviser or its affiliated persons as principal, except as permitted by the rules and regulations of the SEC. Subject to certain conditions, the Portfolios may purchase securities that are offered in underwritings in which an affiliate of an Adviser is a participant, although the Portfolios may not make such purchases directly from such affiliate.

         The Advisers will select brokers to execute portfolio transactions. In the over-the-counter market, the Portfolios generally will deal with responsible primary market-makers unless a more favorable execution can otherwise be obtained.

         Investment decisions for the Portfolios are made independently from those of other funds and accounts advised by the Advisers. However, the same security may be held in the portfolios of more than one fund or account. When two or more accounts simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated to each account. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account's ability to participate in larger volume transactions may produce better executions and prices. Brokerage commissions paid on transactions were as follows: for the nine month period ended March 31, 1998 the years ended June 30, 1997, 1996 and 1995, the Western Asset Core Portfolio paid ___________, $150,548, and $97,148, respectively; the Western Asset Intermediate Portfolio paid ___________, $50,835, and $11,655, respectively; and the Western Asset Limited Duration Portfolio paid $7,170 and $0 for the nine month period ended March 31, 1998, the years ended June 30, 1997 and the period ended June 30, 1996, respectively. No brokerage commissions were paid by any Portfolio to affiliated persons.

                           ADDITIONAL TAX INFORMATION

GENERAL REQUIREMENTS FOR "PASS-THROUGH" TREATMENT

         In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Code, each Portfolio must distribute annually to its shareholders at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain, if any) ("Distribution Requirement") and must meet several additional requirements. With respect to each Portfolio, these requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or other income (including gains from options or futures ) derived with respect to its business of investing in securities ("Income Requirement"); (2) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets; and (3) at the close of each quarter of the Portfolio's taxable year, not more than 25% of its total assets may be invested in securities (other than U.S. Government securities) of any one issuer.

         A distribution declared by a Portfolio in December of any year and payable to shareholders of record on a date in that month will be deemed to have been paid by the

Portfolio and received by the shareholders on December 31 if the distribution is paid by the Portfolio during the following January. Such a distribution, therefore, will be taxable to shareholders for the year in which that December 31 falls.

ORIGINAL ISSUE DISCOUNT

         A Portfolio may purchase debt securities issued with original issue discount. Original issue discount that accrues in a taxable year will be treated as income earned by the Portfolio and therefore an equivalent amount must be distributed to satisfy the distribution requirement and avoid imposition of the 4% excise tax. Because the original issue discount earned by a Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of other securities and use the proceeds thereof to make distributions in amounts necessary to satisfy those distribution requirements. A Portfolio may realize capital gains or losses from such dispositions, which would increase or decrease the Portfolio's investment company taxable income and/or net capital gain. In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the Short-Short Limitation, any such gains would reduce the Portfolio's ability to sell other securities (and options and futures), held for less than three months that it might wish to sell in the ordinary course of its portfolio management.

MISCELLANEOUS

         If a Portfolio invests in shares of preferred stock or otherwise holds dividend-paying securities as a result of exercising a conversion privilege, a portion of the dividends from the Portfolio's investment company taxable income (whether paid in cash or reinvested in additional shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Portfolio from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

         If shares of any Portfolio are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable dividend or capital gain distribution.

         Dividends and interest received by a Portfolio, and gains realized by a Portfolio on foreign securities, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Portfolio's securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

                               OTHER INFORMATION

         LM Institutional Fund Advisors I, Inc. is a Maryland corporation, incorporated on May 16, 1990 and was known as Western Asset Trust, Inc. prior to May 21, 1998. LM Institutional Fund Advisors I, Inc.'s capitalization consists of five billion shares of common stock with a par value of $0.001 each. The Board of Directors of the Fund may establish additional portfolios (with different investment objectives and fundamental policies) or classes of shares within a portfolio at any time in the future. Establishment and offering of additional portfolios or classes of shares of a portfolio will not alter the rights of the Fund's shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of a Portfolio, each shareholder is entitled to receive his or her pro rata share of the net assets of that Portfolio.

         Prior to May 21, 1998, the Western Asset Core Portfolio was known as the Core Portfolio; the Western Asset Limited Duration Portfolio was known as the Limited Duration Portfolio; the Western Asset Intermediate Portfolio was known as the Intermediate Portfolio; and the Western Asset Money Market Portfolio was known as the Money Market Portfolio.

                         PRINCIPAL HOLDERS OF SECURITIES

         Set forth below is a table which contains the name, address and percentage of ownership of each person who is known by the Fund to own beneficially five percent or more of the outstanding shares of the Western Asset Core Portfolio as of May , 1998:


-------------------------------------------------------------------------------------------------------
                                                                                   % of Ownership as of
Name and Address                                                                   May  , 1998
-------------------------------------------------------------------------------------------------------
Newspaper and Mail Deliverers' Publishers' Pension Fund                            7.03%
41-18 27th Street
Long Island City, NY 11101-3825
-------------------------------------------------------------------------------------------------------
Thompson Consumer Electronics, Inc.                                                6.78%
600 North Sherman Drive
Indianapolis, IN 46201-2598
-------------------------------------------------------------------------------------------------------
Bethesda Hospital                                                                  5.17%
[address to follow]

-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
BHP Copper-Group                                                                   6.29%
7400 N. Oracle Road
Tucson, AZ 85704
-------------------------------------------------------------------------------------------------------
Houghton Mifflin Company Pension Plan                                              5.08%
222 Berkeley Street
Boston, MA 02116-3764
-------------------------------------------------------------------------------------------------------

         The following chart contains the name, address and percentage of ownership of each person who is known by the Fund to own of record five percent or more of the outstanding shares of the Western Asset Core Portfolio as of December 31, 1997:


-------------------------------------------------------------------------------------------------------
                                                                                   % of Ownership as of
Name and Address                                                                   May  , 1998
-------------------------------------------------------------------------------------------------------
State Street Bank & Trust Company                                                  15.76%
Solomon Willard Bldg.
Enterprise Drive
North Quincy, MA 02171
-------------------------------------------------------------------------------------------------------
Northern Trust Company                                                             10.81%
50 S. LaSalle Street
Chicago, IL 60675
-------------------------------------------------------------------------------------------------------
Bankers Trust                                                                      9.64%
648 Grassmere Park Road
2nd Floor
Nashville, TN 37211
-------------------------------------------------------------------------------------------------------
Newspaper and Mail Deliverers' Publishers' Pension Fund                            7.03%
41-18 27th Street
Long Island City, NY 11101-3825
-------------------------------------------------------------------------------------------------------



         Set forth below is a table which contains the name, address and percentage of ownership of each person who is known by the Fund to own beneficially five percent or more of the outstanding shares of the Western Asset Intermediate Portfolio as of May , 1998:

-------------------------------------------------------------------------------------------------------
                                                                                   % of Ownership as of
Name and Address                                                                   May  , 1998
-------------------------------------------------------------------------------------------------------
Harn Industries                                                                    13.61%
P.O. Box 554
Milwaukee, WI 53201
-------------------------------------------------------------------------------------------------------
MA Hanna Master Trust                                                              11.81%
200 Public Square
Cleveland, OH 44114-2301
-------------------------------------------------------------------------------------------------------
Mac & Co.                                                                          7.99%
[address to follow]
-------------------------------------------------------------------------------------------------------
Anne Arundel County MD Master Trust                                                9.90%
44 Calvert Street
Annapolis, MD 21404
-------------------------------------------------------------------------------------------------------
Allergan Inc.                                                                      6.94%
2625 Dupont Drive
P.O. Box 19534
Irvin, CA 92713-9354
-------------------------------------------------------------------------------------------------------
Harvard Industries, Inc.                                                           6.24%
2502 N. Rocky Point Drive
Tampa, FL 33607
-------------------------------------------------------------------------------------------------------
Mt. Sinai Medical Center                                                           7.09%
[Address to follow]

-------------------------------------------------------------------------------------------------------



         The following chart contains the name, address and percentage of ownership of each person who is known by the Fund to own of record five percent or more of the outstanding shares of the Western Asset Intermediate Portfolio as of May , 1998:


-------------------------------------------------------------------------------------------------------
                                                                                   % of Ownership as of
Name and Address                                                                   May  , 1998
-------------------------------------------------------------------------------------------------------
Marshall & Ilsley Trust Co.                                                        13.61%
1000 N. Water Street
Milwaukee, WI 53202
-------------------------------------------------------------------------------------------------------
Northern Trust Company                                                             15.09%
50 LaSalle Street
Chicago, IL 60675
-------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------
Boatmen's Trust Company                                                             9.58%
[address to come]
-------------------------------------------------------------------------------------------------------
Key Trust                                                                          17.71%
P.O. Box 94870
Cleveland, OH 44101
-------------------------------------------------------------------------------------------------------
State Street Bank & Trust                                                           9.40%
P.O. Box 1992
Boston, MA 02105
-------------------------------------------------------------------------------------------------------
First Union National Bank                                                           7.07%
401 S. Tryon Street
Charlotte, NC 28202
-------------------------------------------------------------------------------------------------------
Mac & Co.                                                                           6.94%
Mellon Bank NA
Pittsburgh, PA 16230
-------------------------------------------------------------------------------------------------------



         Set forth below is a table which contains the name, address and percentage of ownership of each person who is known by the Fund to own beneficially five percent or more of the outstanding shares of the Western Asset Limited Duration Portfolio as of May , 1998:



-------------------------------------------------------------------------------------------------------
                                                                                   % of Ownership as of
Name and Address                                                                   May  , 1998
-------------------------------------------------------------------------------------------------------
Western Michigan University                                                        64.36%
Investment & Endowment Mgmt.
1083 Seibert Admin. Bldg.
Kalamazoo, MI 49008
-------------------------------------------------------------------------------------------------------
University Athletic Assoc.                                                         21.10%
P.O. Box 14485
Gainesville, FL 32604
-------------------------------------------------------------------------------------------------------
Good Shephard Medical                                                               8.57%
P.O. Box 160
Westerville, OH 43086
-------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------
Northwestern Trust Co.                                                              5.97%
600HFA Bldg.
914 S. 8th Street
Minneapolis, MN 55404
-------------------------------------------------------------------------------------------------------



         The following chart contains the name, address and percentage of ownership of each person who is known by the Fund to own of record five percent or more of the outstanding shares of the Western Asset Limited Duration Portfolio as of May , 1998:



-------------------------------------------------------------------------------------------------------
                                                                                   % of Ownership as of
Name and Address                                                                   May  , 1998
-------------------------------------------------------------------------------------------------------
Western Michigan University                                                        64.36%
Investment & Endowment Mgmt.
1083 Seibert Admin. Bldg.
Kalamazoo, MI 49008
-------------------------------------------------------------------------------------------------------
University Athletic Assoc.                                                         21.16%
P.O. Box 14485
Gainesville, FL 32604
-------------------------------------------------------------------------------------------------------
Strafe & Co.                                                                        8.57%
P.O. Box 160
Westerville, OH 43086
-------------------------------------------------------------------------------------------------------
Northwestern Trust Co.                                                              5.97%
600HFA Bldg.
914 S. 8th Street
Minneapolis, MN 55404
-------------------------------------------------------------------------------------------------------




                            PERFORMANCE INFORMATION

         Each Portfolio may, from time to time, include its total return in marketing materials or reports to shareholders or prospective investors. Quotations of average annual total return for a class of shares of a Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in that class of shares over periods of one, five and ten years (up to the life of the class), calculated pursuant to the following formula: P (1 + T)(exponent n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Portfolio expenses on an annual basis and assume that all dividends and other distributions are reinvested when paid. The performance of each class of a Portfolio will differ because each class is subject to different expenses. The performance figures for the Portfolios shown below represent performance of the Institutional Class shares, the only class of shares in existence throughout the relevant periods.

         The Western Asset Core Portfolio's total returns as of March 31, 1998 were as follows:

                                                                   Average
                             Cumulative                             Annual
                             Total Return                        Total Return

One Year                      15.51%                               13.31%
Five Years                    45.58%                                7.77%
Life of Portfolio(A)         105.57%                                9.98%

(A) Portfolio's inception - September 4, 1990.

         The Western Asset Intermediate Portfolio's total returns as of March 31, 1998 were as follows:

                                                                   Average
                             Cumulative                            Annual
                             Total Return                       Total Return

One Year                        9.83%                              9.85%
Life of Portfolio(A)           35.66%                              8.04%

(A) Portfolio's inception - July 1, 1994.

         The Western Asset Limited Duration Portfolio's total returns as of March 31, 1998 were as follows:

                                                                   Average
                                    Cumulative                     Annual
                                    Total Return                 Total Return

One Year                                7.91%                       7.91%
Life of Portfolio(A)                   14.10%                       7.12%

         (A) Portfolio's inception - May 1, 1996.


         The current annualized yield for the Money Market Portfolios is based upon a specified seven-day period and is computed by determining the net change in the value of a hypothetical account in the Portfolio. The net change in the value of the account includes the value of dividends and of additional shares purchased with dividends, but does not include realized gains and losses or unrealized appreciation and depreciation. In addition, the Money Market Portfolios may use a compound effective annualized yield quotation which is calculated as prescribed by SEC regulations, by adding one to the base period return (calculated as prescribed above), raising the sum to a power equal to 365 divided by 7, and subtracting one.

         Each Portfolio's performance may fluctuate daily depending upon such factors as the average maturity of its securities, changes in investments, changes in interest rates and variations in operating expenses. Therefore, current performance does not provide a basis for determining future performance. The fact that a Portfolio's performance will fluctuate and that shareholders' principal is not guaranteed or insured should be considered in comparing the Portfolio's performance with the performance of fixed-income investments. In comparing the performance of a Portfolio to other investment vehicles, consideration should be given to the investment policies of each, including the types of investments owned, lengths of maturities of the portfolio, the method used to compute the performance and whether there are any special charges that may reduce the yield.

         From time to time each Portfolio may compare the performance of a Class of Shares in advertising and sales literature to the performance of other investment companies, groups of investment companies or various market indices. One such market index is the S&P 500, a widely recognized, unmanaged index composed of the capitalization-weighted average of the prices of 500 of the largest publicly traded stocks in the U.S. The S&P 500 includes reinvestment of all dividends. It takes no account of the costs of investing or the tax consequences of distributions. The Portfolios invest in many securities that are not included in the S&P 500.

         Each Portfolio may also cite rankings and ratings, and compare the return of a Class of Shares with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Wiesenberger Investment Company Services, Value Line, Morningstar, and other services or publications that monitor, compare and/or rank the performance of investment companies. Each Portfolio may also refer in such materials to mutual fund performance rankings, ratings, comparisons with funds having similar investment objectives, and other mutual funds reported in independent periodicals, including, but not limited to, FINANCIAL WORLD, MONEY MAGAZINE, FORBES, BUSINESS WEEK, BARRON'S, FORTUNE, THE KIPLINGER LETTERS, THE WALL STREET JOURNAL, AND THE NEW YORK TIMES.

         Each Portfolio may compare the investment return of a Class of Shares to the return on certificates of deposit and other forms of bank deposits, and may quote from organizations that track the rates offered on such deposits. Bank deposits are insured by an agency of the federal government up to specified limits. In contrast, Portfolio shares are not insured, the value of Portfolio shares may fluctuate, and an investor's shares, when redeemed, may be worth more or less than the investor originally paid for them. Unlike the interest paid on many certificates of deposit, which remains at a specified rate for a specified period of time, the return of each Class of Shares will vary.

         Portfolio advertisements may reference the history of Legg Mason and its affiliates, the education and experience of the portfolio manager, and the fact that the portfolio manager engages in a particular style of investing (e.g., growth or value).

         In advertising, each Portfolio may illustrate hypothetical investment plans designed to help investors meet long-term financial goals, such as saving for a child's college education or for retirement. Sources such as the Internal Revenue Service, the Social Security Administration, the Consumer Price Index and Chase Global Data and Research may supply data concerning interest rates, college tuitions, the rate of inflation, Social Security benefits, mortality statistics and other relevant information. Each Portfolio may use other recognized sources as they become available.

         Each Portfolio may use data prepared by Ibbotson Associates of Chicago, Illinois ("Ibbotson") to compare the returns of various capital markets and to show the value of a hypothetical investment in a capital market. Ibbotson relies on different indices to calculate the performance of common stocks, corporate and government bonds and Treasury bills.

         Each Portfolio may illustrate and compare the historical volatility of different portfolio compositions where the performance of stocks is represented by the performance of an appropriate market index, such as the S&P 500, and the performance of bonds is represented by a nationally recognized bond index, such as the Lehman Brothers Long-Term Government Bond Index.

         Each Portfolio may also include in advertising biographical information on key investment and managerial personnel.

         Each Portfolio may advertise examples of the potential benefits of periodic investment plans, such as dollar cost averaging, a long-term investment technique designed to lower average cost per share. Under such a plan, an investor invests in a mutual fund at regular intervals a fixed dollar amount thereby purchasing more shares when prices are low and fewer shares when prices are high. Although such a plan does not guarantee profit or guard against loss in declining markets, the average cost per share could be lower than if a fixed number of shares were purchased at the same intervals. Investors should consider their ability to purchase shares through low price levels.

         Each Portfolio may discuss Legg Mason's tradition of service. Since 1899, Legg Mason and its affiliated companies have helped investors meet their specific investment goals and have provided a full spectrum of financial services. Legg Mason affiliates serve as investment advisers for private accounts and mutual funds with assets of more than $[__] billion as of [December 31, 1997].

         In advertising, each Portfolio may discuss the advantages of saving through tax-deferred retirement plans or accounts, including the advantages and disadvantages of "rolling over" a distribution from a retirement plan into an IRA, factors to consider in determining whether you qualify for such a rollover, and the other options available. These discussions may include graphs or other illustrations that compare the growth of a hypothetical tax-deferred investment to the after-tax growth of a taxable investment.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

         State Street Bank and Trust Company, P.O. Box 1790, Boston, Massachusetts 02105, serves as custodian of the Fund's assets. Boston Financial Data Services, Inc., P.O. Box 953, Boston, Massachusetts 02103, serves as transfer and dividend-disbursing agent and administrator of various shareholder services. Shareholders who request an historical transcript of their account will be charged a fee based upon the number of years researched. The Fund reserves the right, upon 60 days' written notice, to make other charges to investors to cover administrative costs.

INDEPENDENT ACCOUNTANTS

         Price Waterhouse LLP, 1306 Concourse Drive, Suite 100, Linthicum, Maryland 21090, have been selected to serve as the Fund's independent accountants. The financial highlights included in the Prospectus and incorporated by reference into this Statement of Additional Information and the financial statements incorporated by reference into the Prospectus and this Statement of Additional Information have been so included and incorporated in reliance upon the report of Price Waterhouse, given on their authority as experts in auditing and accounting.

LEGAL COUNSEL

         Ropes & Gray, Boston, MA, serves as legal counsel to the Fund.


                              FINANCIAL STATEMENTS

         The report of independent accountants, financial statements and financial highlights for the nine months ended March 31, 1998 for each of the Western Asset Limited Duration Portfolio, the Western Asset Intermediate Portfolio, and the Western Asset Core Portfolio included in the Portfolios' Annual Reports are hereby incorporated by reference into this Statement of Additional Information.

         The audited Statement of Assets and Liabilities as of March 31, 1998 for the Western Asset Money Market Portfolio and the Report of Independent Accountants related thereto, are shown on the following pages.


                           WESTERN ASSET TRUST, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                 March 31, 1998


                                                                     Money
                                                                     Market
                                                                    Portfolio
Assets
 Cash                                                                $ 1,000
 Deferred organization and initial offering costs                     31,000
                                                                     -------
Total assets                                                          32,000
                                                                     -------
Liabilities
 Accrued organization expenses and initial offering costs             31,000
                                                                     -------
Total liabilities                                                     31,000
                                                                     -------
Net Assets - Offering and redemption price of $1.00 per share with 1,000 shares outstanding of the Money Market Portfolio
(13,100,000,000 shares par value $.001 per share authorized)         $ 1,000


                  NOTES TO STATEMENT OF ASSETS AND LIABILITIES

         A. LM Institutional Fund Advisors I, Inc. (the "Corporation"), formerly Western Asset Trust, Inc. ("Corporation"), was organized on May 16, 1990. The Western Asset Money Market Portfolio ("Portfolio") constitutes one of the portfolios established under the Corporation at March 31, 1998. The Portfolio had no operations other than those matters related to its organization and registration as an investment company under the Investment Company Act of 1940 and the sale of its shares. Western Asset Management Company ("Western Asset"), a wholly owned subsidiary of Legg Mason, Inc. (a financial services holding company), has provided the initial capital for the Portfolio by purchasing 1,000 shares of the Money Market Portfolio at $1.00 per share. Such shares were acquired for investment and can be disposed of only by redemption. Legg Mason Wood Walker, Incorporated ("Legg Mason"), a wholly owned subsidiary of Legg Mason, Inc. and a member of the New York Stock Exchange, and Arroyo Seco, Inc., a wholly owned subsidiary of Western Asset, act as distributors of the Portfolio's shares.

         B. Deferred organization and initial offering costs represent expenses incurred in connection with the Portfolios' organization and will be amortized on a straight line basis over five years commencing on the effective date of each Portfolio's initial sale of shares to the public. The Portfolios have agreed to reimburse Western Asset for the organization expenses advanced by Western Asset. The advances are repayable on demand but must be fully repaid within five years from the commencement of operations. The proceeds realized by Western Asset or any holder thereof upon redemption during the amortization period of any of the shares constituting initial capital will be reduced by a proportionate amount of unamortized deferred organization expenses which the number of initial shares redeemed bears to the number of initial shares then outstanding.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Western Asset Trust, Inc.
and Shareholders of Western Asset Money Market Portfolio

In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of Western Asset Trust Money Market Portfolio at March 31, 1998, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

                           WESTERN ASSET TRUST, INC.
                       International Securities Portfolio
                         Corporate Securities Portfolio
                         Mortgage Securities Portfolio

                      STATEMENT OF ADDITIONAL INFORMATION


         Western Asset Trust, Inc. ("Fund") is a no-load, open-end management investment company currently consisting of nine separate professionally managed investment portfolios. Each of the three Portfolios described in this Statement of Additional Information ("Portfolios") seeks maximum total return, consistent with prudent investment management by investing primarily in securities of the types specified for that Portfolio. The Portfolios differ from one another primarily in the proportion of assets invested in certain types of securities. Also, the Corporate Securities and Mortgage Securities Portfolios ("Domestic Portfolios") are diversified Portfolios. The International Portfolio is non-diversified.

         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus for the Portfolios, dated June 1, 1998, which has been filed with the Securities and Exchange Commission ("SEC"). Copies of the Fund's Prospectus are available without charge from the Fund at
(626) 844-9400.



Dated: June 1, 1998

                               TABLE OF CONTENTS
                               -----------------

                                                                           Page
                                                                           ----

Additional Information About Investment Limitations and Policies             3

Valuation of Portfolio Shares                                               18

Management of the Fund                                                      19

Principal Holders of Securities                                             24

Purchases and Redemptions                                                   25

Portfolio Transactions and Brokerage                                        25

Additional Tax Information                                                  36

Other Information                                                           28

Financial Statements                                                        29

Appendix A - Ratings of Securities                                          A-1

        ADDITIONAL INFORMATION ABOUT INVESTMENT LIMITATIONS AND POLICIES


         In addition to the investment objective of each Portfolio described in the Prospectus, the Fund has adopted certain fundamental investment limitations for each Portfolio that cannot be changed except by vote of the holders of a majority of the outstanding voting securities of the affected Portfolio. No Portfolio may:

         1. Borrow money or issue senior securities, except that a Portfolio may borrow from banks or enter into reverse repurchase agreements and dollar rolls, provided that, immediately after such borrowing, the total amount borrowed by the Portfolio, including reverse repurchase agreements and dollar rolls, does not exceed 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than the borrowings); and provided further that any Portfolio may enter into transactions in options, futures, options on futures and forward foreign currency contracts;

         2. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Portfolio, except as may be necessary in connection with permitted borrowings, provided that this limitation does not prohibit escrow, collateral or margin arrangements in connection with the Portfolio's use of options, futures contracts, options on futures contracts, forward foreign currency contracts, when-issued securities, reverse repurchase agreements, dollar rolls, or similar investment techniques;

         3. Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, or buy 10% or more of all the securities of any one issuer, except that up to 25% of a Domestic Portfolio's total assets and up to 50% of the International Portfolio's total assets may be invested without regard to this limitation, and provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Because the International Portfolio is non-diversified, it is only required to comply with this limitation for each of its fiscal quarter ends as prescribed by the Internal Revenue Code;

         4. Purchase securities on margin, except for short-term credits necessary for clearance of Portfolio transactions and except that a Portfolio may make margin deposits in connection with its use of options, futures contracts, options on futures contracts and forward foreign currency contracts;

         5. Invest 25% or more of its total assets (taken at market value) in any one industry, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or repurchase agreements thereon. The Mortgage Securities Portfolio will under normal circumstances invest more than 25% of its total assets in mortgage-backed and other asset-backed securities (including, for this purpose, securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and repurchase agreements with respect thereto);

         6. Purchase or sell commodities or commodity contracts, except that a Portfolio may purchase or sell futures on securities and bond indices, options on the foregoing, and options on securities and bond indices; and except that the International Securities Portfolio may also purchase and sell foreign currencies, forward foreign currency contracts, options and futures on foreign currencies and options on such futures;

         7. Underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, a Portfolio may be deemed an underwriter under the federal securities laws;

         8. Make loans, except loans of portfolio securities and except to the extent that the purchase of an issue of debt securities, other evidences of indebtedness or deposits with banks and other financial institutions may be considered loans;

         9. Purchase or sell real estate or interests in real estate limited partnerships, provided that a Portfolio may invest in securities secured by, or issued by companies that invest in, real estate or interests therein, including real estate investment trusts; or

         10. Invest in oil, gas or mineral-related programs or leases, provided that a Portfolio may invest in securities issued by companies that engage in such activities.

         The foregoing investment limitations cannot be changed without the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the affected Portfolio or (2) 67% or more of the shares of the affected Portfolio present at a shareholders' meeting if more than 50% of the outstanding shares of that Portfolio are represented at the meeting in person or by proxy. Except with respect to investment limitation number 1, if a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in the value of portfolio securities or amount of total assets will not be considered a violation of any of the foregoing limitations.

         Except as otherwise specified, the investment limitations and policies which follow may be changed by the Fund's Board of Directors without shareholder approval.

Ratings of Debt Obligations

         Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P") and other nationally recognized or foreign statistical rating organizations ("SROs") are private organizations that provide ratings of the credit quality of debt obligations. A description of the ratings assigned to corporate debt obligations by Moody's and S&P is included in Appendix A. A Portfolio may consider these ratings in determining whether to purchase, sell or hold a security. Ratings are not absolute assurances of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. Credit rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio. Western Asset Management Company ("Western Asset"), adviser to the Portfolios, will consider such an event in determining whether the Portfolio should continue to hold the obligation.

Mortgage-Related Securities

         Mortgage-related securities represent participations in, or are secured by and payable from, mortgage loans secured by real property. These securities are designed to provide monthly payments of interest and, in most instances, principal to the investor. The mortgagor's monthly payments to his/her lending institution are "passed through" to investors such as the Portfolios. Many issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. These guarantees are often backed by various forms of credit, insurance and collateral, although these may be in amounts less than the full obligation of the pool to its shareholders.

         Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of one- to four-family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. In addition to fixed-rate, fixed-term mortgages, the Portfolios may purchase pools of variable-rate mortgages, growing-equity mortgages, graduated-payment mortgages and other types.

         All poolers apply standards for qualification to lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

         The average life of mortgage-related securities varies with the maturities and the nature of the underlying mortgage instruments. For example, securities issued by the Government National Mortgage Association ("GNMAs") tend to have a longer average life than participation certificates ("PCs") issued by the Federal Home Loan Mortgage Corporation ("FHLMC") because there is a tendency for the conventional and privately-insured mortgages underlying FHLMC PCs to repay at faster rates than the Federal Housing Administration and Veterans Administration loans underlying GNMAs. In addition, the term of a security may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

         Yields on mortgage-related securities are typically quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the yield expected on the basis of average life. The compounding effect from reinvestments of monthly payments received by each Portfolio will increase the yield to shareholders compared to bonds that pay interest semi-annually.

Private Mortgage-Related Securities

         Certain private mortgage pools are organized in such a way that the SEC staff considers them to be closed-end investment companies. Each Portfolio's investment in such pools is constrained by federal statute, which restricts investments in the shares of other investment companies.

         The private mortgage-related securities in which the International Securities Portfolio may invest include foreign mortgage pass-through securities ("Foreign Pass-Throughs"), which are structurally similar to the pass-through instruments described above. Such securities are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, specialized financial institutions and special purpose subsidiaries of the foregoing. Foreign Pass-Throughs usually are backed by a pool of fixed rate or adjustable-rate mortgage loans. The Foreign Pass- Throughs in which the International Portfolio may invest typically are not guaranteed by an entity having the credit status of the Government National Mortgage Association, but generally utilize various types of credit enhancement.

Asset-Backed Securities

         Asset-backed securities are structurally similar to mortgage-backed securities, but are secured by interests in a different type of receivable. Asset-backed securities therefore present certain risks that are not presented by mortgage-related debt securities or other securities in which the Fund may invest. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

Non-Governmental Fixed Income and Other Debt Securities

         A Portfolio's investments in U.S. dollar-denominated or foreign currency-denominated fixed income and other debt securities of non-governmental domestic or foreign issuers are limited to fixed income or other debt securities (bonds, debentures, notes and other similar instruments) which meet the minimum ratings criteria set forth for the Portfolio or, if unrated, are judged by that Portfolio's adviser to be of comparable quality to fixed income or other debt securities in which the Portfolio may invest. The rate of return or return of principal on some obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

         Where one rating organization has assigned an investment grade rating to an instrument and others have given it a lower rating, the Fund may consider the instrument to be investment grade. The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold, and may make it difficult for a Portfolio to obtain market quotations daily. If market quotations are not available, these securities will be valued by a method that the Fund's Board of Directors believes accurately reflects fair market value. Judgment may play a greater role in valuing lower-rated debt securities than is the case with respect to securities for which a broader range of dealer quotations and last-sale information are available.

         Although the prices of lower-rated bonds are generally less sensitive to interest rate changes than are higher-rated bonds, the prices of lower-rated bonds may be more sensitive to adverse economic changes and developments regarding the individual issuer. Although the market for lower-rated debt securities is not new, and the market has previously weathered economic downturns, there has been in recent years a substantial increase in the use of such securities to fund corporate acquisitions and restructurings. Accordingly, the past performance of the market for such securities may not be an accurate indication of its performance during future economic downturns or periods of rising interest rates.

Bank Obligations

         Bank obligations in which the Portfolios may invest include certificates of deposit, bankers' acceptances and time deposits in U.S. banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. A Portfolio also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

         The International Portfolio may invest in obligations of domestic or foreign branches of foreign banks and foreign branches of domestic banks. These investments involve risks that are different from investments in securities of domestic branches of domestic banks. These risks include seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect the payment of principal or interest on the bank obligations held by the Portfolio.

         The International Portfolio limits its investments in foreign bank obligations to U.S. dollar-denominated or foreign currency-denominated obligations of foreign banks (including U.S. branches of foreign banks) which at the time of investment (1) have more than $10 billion, or the equivalent in other currencies, in total assets; (2) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (3) are judged by Western Asset to be of comparable quality to obligations of U.S. banks in which the Portfolios may invest. Subject to the limitation on concentration of less than 25% of the Portfolio's assets in the securities of issuers in a particular industry, there is no limitation on the amount of the International Portfolio's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Restricted and Illiquid Securities

         Each Portfolio is authorized to invest up to 10% of its net assets in securities for which no readily available market exists, which for this purpose includes, among other things, repurchase agreements maturing in more than seven days, OTC options and securities used as cover for such options. Restricted securities may be sold only (1) pursuant to SEC Rule 144A or other exemption,
(2) in privately negotiated transactions or (3) in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933. Such securities may include those that are subject to restrictions contained in the securities laws of other countries. Securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be subject to this 10% limit. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell.

Reverse Repurchase Agreements and Other Borrowing

         Each Portfolio may borrow for temporary or emergency purposes. This borrowing may be unsecured. The Investment Company Act of 1940 ("1940 Act") requires a Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of at least 300% of the amount borrowed. If the asset coverage should decline below 300% as a result of market fluctuations or for other reasons, a Portfolio may be required to sell some of its holdings within three days (exclusive of Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of the Portfolio. To avoid the potential leveraging effects of a Portfolio's borrowings, a Portfolio will not make investments while borrowings are in excess of 5% of the Portfolio's assets. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. For purposes of its borrowing limitation and policies, the Fund considers reverse repurchase agreements to be borrowing.

Short Sales

         The Portfolios do not currently intend to sell securities short, other than through the use of futures and options as described in the Prospectus. No Portfolio is permitted to engage in short sales unless it simultaneously owns, or has the right to acquire, securities identical in kind and amount to those sold short.

Sovereign Debt

         Investments in debt securities issued by foreign governments and their political subdivisions or agencies ("Sovereign Debt") involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the International Portfolio may have limited legal recourse in the event of a default.

         Sovereign Debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat diminished. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank debt issued by the same sovereign entity may not contest payments to the holders of Sovereign Debt in the event of default under commercial bank loan agreements.

         A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

         The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect the International Portfolio's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While Western Asset intends to manage investments in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

Options and Futures

         In pursuing their individual investment objectives the Portfolios may, as described in the Prospectus, purchase and sell (write) both put options and call options on securities and bond indices, may enter into futures contracts on fixed income instruments and may purchase and sell options on such futures contracts ("futures options") for hedging purposes or in other circumstances permitted by the Commodity Futures Trading Commission ("CFTC") as part of each Portfolios' investment strategy. In addition, the International Portfolio may purchase and sell put and call options on foreign currencies, may enter into futures contracts on foreign currencies and purchase and sell options on such futures contracts. If other types of options, futures contracts or options on futures are traded in the future, a Portfolio may also use those investment strategies.

Options on Securities

         A Portfolio may purchase call options on securities that its adviser intends to include in the Portfolio's investment portfolio in order to fix the cost of a future purchase. Call options also may be used as a means of participating in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the Portfolio's potential loss to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Portfolio either sells or exercises the option, any profit realized will be reduced by the premium.

         A Portfolio may purchase put options in order to hedge against a decline in the market value of securities held in its portfolio or to enhance income. The put option enables a Portfolio to sell the underlying security at the predetermined exercise price; thus the potential for loss to the Portfolio below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Portfolio realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

         A Portfolio may write covered call options on securities in which it is authorized to invest. Because it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, a Portfolio might write covered call options on securities generally when its adviser believes that the premium received by the Portfolio will exceed the extent to which the market price of the underlying security will exceed the exercise price. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, in the event that the market price of the underlying security held by the Portfolio declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by the Portfolio. If, however, there is an increase in the market price of the underlying security and the option is exercised, the Portfolio would be obligated to sell the security at less than its market value. The Portfolio would give up the ability to sell the portfolio securities used to cover the call option while the call option was outstanding. Such securities would also be considered illiquid in the case of over-the-counter ("OTC") options written by a Portfolio, and therefore subject to a Portfolio's limitation on investing no more than 10% of its net assets in illiquid securities. In addition, a Portfolio could lose the ability to participate in an increase in the value of such securities above the exercise price of the call option because such an increase would likely be offset by an increase in cost of closing out the call option (or could be negated if the buyer chose to exercise the call option at an exercise price below the securities' current market value).

         A Portfolio may purchase put and call options and write covered put and call options on bond indices in much the same manner as securities options, except that bond index options may serve as a hedge against overall fluctuations in the debt securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. A bond index assigns a value to the securities included in the index and fluctuates with changes in such values. Settlements of bond index options are effected with cash payments and do not involve the delivery of securities. Thus, upon settlement of a bond index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the bond index. The effectiveness of hedging techniques using bond index options will depend on the extent to which price movements in the bond index selected correlate with price movements of the securities in which the Portfolio invests.

         A Portfolio may purchase and write covered straddles on securities, currencies or bond indices. A long straddle is a combination of a call and a put option purchased on the same security where the exercise price of the put is less than or equal to the exercise price of the call. A Portfolio would enter into a long straddle when its adviser believes that it is likely that interest rates or currency exchange rates will be more volatile during the term of the options than the option pricing implies. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is less than or equal to the exercise price of the call and where the same issue of security or currency is considered cover for both the put and the call. A Portfolio would enter into a short straddle when its adviser believes that it is unlikely that interest rates or currency exchange rates will be as volatile during the term of the options as the option pricing implies. In such case, the Portfolio will set aside cash and/or liquid, high grade debt securities in a segregated account with its custodian equivalent in value to the amount, if any, by which the put is in-the-money, that is, the amount by which the exercise price of the put exceeds the current market value of the underlying security.

Foreign Currency Options and Related Risks.

         The International Portfolio may purchase and write (sell) options on foreign currencies in order to hedge against the risk of foreign exchange rate fluctuation on foreign securities the Portfolio holds or which it intends to purchase. For example, if the Portfolio enters into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if the Portfolio held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. In addition, the Portfolio may purchase call options on foreign currency to enhance income when its adviser anticipates that the currency will appreciate in value, but the securities denominated in that currency do not present attractive investment opportunities.

         If the International Portfolio writes an option on foreign currency, it will constitute only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The Portfolio may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates of a different, but related, currency.

         The International Portfolio's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although many options on foreign currencies are exchange trades, the majority are traded on the OTC market. The Portfolio will not purchase or write such options unless, in the opinion of its adviser, the market for them has developed sufficiently. The Portfolio may use foreign currency options traded on a commodities exchange only for hedging purposes or in other circumstances permitted by the CFTC. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. These OTC options also involve credit risks which may not be present in the case of exchange-traded currency options.

Futures Contracts and Options on Futures Contracts

         Each Portfolio will limit its use of futures contracts and futures options to hedging transactions or other circumstances permitted by regulatory authorities. For example, a Portfolio might use futures contracts to attempt to hedge against anticipated changes in interest rates that might adversely affect either the value of the Portfolio's securities or the price of the securities which the Portfolio intends to purchase. A Portfolio's hedging may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce exposure to interest rate fluctuations, a Portfolio may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and options on futures contracts.

         The International Portfolio may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. The Portfolio may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a foreign security of the same currency. The International Portfolio may purchase put options on foreign currency futures contracts as a partial hedge against a decline in the foreign exchange rates or the value of its foreign portfolio securities. The Portfolio may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities.

          A Portfolio also may use futures contracts on fixed income instruments and options thereon to hedge its investment portfolio against changes in the general level of interest rates. A futures contract on a fixed income instrument is a bilateral agreement pursuant to which one party agrees to make, and the other party agrees to accept, delivery of the specified type of fixed income security called for in the contract at a specified future time and at a specified price. A Portfolio may purchase a futures contract on a fixed income security when it intends to purchase fixed income securities but has not yet done so. This strategy may minimize the effect of all or part of an increase in the market price of the fixed income security that a Portfolio intends to purchase in the future. A rise in the price of the fixed income security prior to its purchase may be either offset by an increase in the value of the futures contract purchased by a Portfolio or avoided by taking delivery of the fixed income securities under the futures contract. Conversely, a fall in the market price of the underlying fixed income security may result in a corresponding decrease in the value of the futures position. A Portfolio may sell a futures contract on a fixed income security in order to continue to receive the income from a fixed income security, while endeavoring to avoid part or all of the decline in the market value of that security that would accompany an increase in interest rates.

         A Portfolio may purchase a call option on a futures contract to hedge against a market advance in fixed income securities which the Portfolio plans to acquire at a future date. The purchase of a call option on a futures contract is analogous to the purchase of a call option on an individual fixed income security which can be used as a temporary substitute for a position in the security itself. A Portfolio also may write covered call options on futures contracts as a partial hedge against a decline in the price of fixed income securities held in the Portfolio's investment portfolio, or purchase put options on futures contracts in order to hedge against a decline in the value of fixed income securities held in the Portfolio's investment portfolio. A Portfolio may write a covered put option as a partial anticipatory hedge.

         A Portfolio may sell bond index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of its investments. To the extent that a portion of the Portfolio's investments correlate with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if a Portfolio correctly anticipates a general market decline and sells bond index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of the portfolio. A Portfolio may purchase bond index futures contracts if a significant market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of individual debt securities, which debt securities may then be purchased in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that the Fund intends to purchase. A rise in the price of the securities should be partly or wholly offset by gains in the futures position.

         As in the case of a purchase of a bond index futures contract, a Portfolio may purchase a call option on a bond index futures contract to hedge against a market advance in securities that the Portfolio plans to acquire at a future date. A Portfolio may write covered put options on bond index futures as a partial anticipatory hedge and may write covered call options on bond index futures as a partial hedge against a decline in the prices of bonds held in its portfolio. This is analogous to writing covered call options on securities. A Portfolio also may purchase put options on bond index futures contracts. The purchase of put options on bond index futures contracts is analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by the Portfolio.

         The International Portfolio may also purchase and sell futures contracts on a foreign currency. The Portfolio may sell a foreign currency futures contract to hedge against possible variations in the exchange rate of the foreign currency in relation to the U.S. dollar. In addition, the International Portfolio may sell a foreign currency futures contract when the adviser anticipates a general weakening of the foreign currency exchange rate that could adversely affect the market values of the Portfolio's foreign securities holdings. In this case, the sale of futures contracts on the underlying currency may reduce the risk to the Portfolio caused by foreign currency variations and, by so doing, provide an alternative to the liquidation of securities positions in the Portfolio and resulting transaction costs. When the adviser anticipates a significant foreign exchange rate increase while intending to invest in a foreign currency, the Portfolio may purchase a foreign currency futures contract to hedge against a rise in foreign exchange rates pending completion of the anticipated transaction. Such a purchase would serve as a temporary measure to protect the Portfolio against any rise in the foreign exchange rate which may add additional costs to acquiring the foreign security position.

         The International Portfolio may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. The Portfolio may purchase a call option or write a put option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a foreign security of the same currency. The Portfolio may purchase put options on foreign currency futures contracts as a partial hedge against a decline in the foreign exchange rates or the value of its foreign portfolio securities. It may also write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities.

         A Portfolio may also write put options on interest rate, bond index or foreign currency futures contracts while, at the same time, purchasing call options on the same interest rate, bond index or foreign currency futures contract in order synthetically to create a long interest rate, bond or foreign currency futures contract position. The options will have the same strike prices and expiration dates. A Portfolio will engage in this strategy only when its adviser believes it is more advantageous to the Portfolio to do so as compared to purchasing the futures contract.

         A Portfolio may also purchase and write covered straddles on interest rate, foreign currency or bond index futures contracts. A long straddle is a combination of a call and a put purchased on the same futures contract where the exercise price of the put option is less than the exercise price of the call option. A Portfolio would enter into a long straddle when it believes that it is likely that interest rates or foreign currency exchange rates will be more volatile during the term of the options than the option pricing implies. A short straddle is a combination of a call and put written on the same futures contract where the exercise price of the put option is less than the exercise price of the call option and where the same security or futures contract is considered "cover" for both the put and the call. A Portfolio would enter into a short straddle when it believes that it is unlikely that interest rates or foreign currency exchange rates will be as volatile during the term of the options as the option pricing implies. In such case, the Portfolio will set aside cash and/or liquid, high grade debt securities in a segregated account with its custodian equal in value to the amount, if any, by which the put is "in-the-money", that is, the amount by which the exercise price of the put exceeds the current market value of the underlying futures contract.

         When a purchase or sale of a futures contract is made by a Portfolio, the Portfolio is required to deposit with its custodian (or a broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Portfolio may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Each Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Portfolio but is instead settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Portfolio will mark to market its open futures positions.

         A Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Portfolio.

         Although some futures contracts call for making or taking delivery of the underlying securities, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same currency or underlying security and delivery month). If an offsetting purchase price is less than the original sale price, the Portfolio realizes a gain, or if it is more, the Portfolio realizes a loss. If an offsetting sale price is more than the original purchase price, the Portfolio realizes a gain, or if it is less, the Portfolio realizes a loss. The Portfolio will also bear transaction costs for each contract which will be included in these calculations.

         A Portfolio will not enter into futures contracts or commodities option positions if, immediately thereafter, the initial margin deposits plus premiums paid by it, less the amount by which any such options positions are "in-the-money" at the time of purchase, would exceed 5% of the fair market value of the Portfolio's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option. Foreign currency options traded on a commodities exchange are considered commodity options for this purpose.

         The requirements for qualification as a regulated investment company also may limit the extent to which a Portfolio may engage in transactions in futures, options on futures or forward contracts. See "Taxation."

Risks Associated with Futures and Options

         In considering the Portfolios' use of futures contracts and options, particular note should be taken of the following:

         (1) Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures contracts. Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         (2) The ability to establish and close out positions in either futures contracts or exchange-listed options is also subject to the maintenance of a liquid secondary market. Consequently, it may not be possible for a Portfolio to close a position and, in the event of adverse price movements, the Portfolio would have to make daily cash payments of variation margin (except in the case of purchased options). However, in the event futures contracts or options have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

         (3) Successful use by a Portfolio of futures contracts and options will depend upon the adviser's ability to predict movements in the direction of the overall securities, currency and interest rate markets, which may require different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not to the current level of the underlying instrument but to the anticipated levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in prices of the securities or currencies being hedged. For example if the price of the futures contract moves less than the price of the securities or currencies that are subject to the hedge, the hedge will not be fully effective; however, if the price of securities or currencies being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities or currencies being hedged has moved in a favorable direction, this advantage may be partially offset by losses in the futures position. In addition, if the Portfolio has insufficient cash, it may have to sell assets from its investment portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect the rising market; consequently, a Portfolio may need to sell assets at a time when such sales are disadvantageous to the Portfolio. If the price of the futures contract moves more than the price of the underlying securities or currencies, the Portfolio will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities or currencies that are the subject of the hedge.

         (4) The value of an option position will reflect, among other things, the current market price of the underlying security, futures contract or currency, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, futures contract or currency and general market conditions. For this reason, the successful use of options as a hedging strategy depends upon the adviser's ability to forecast the direction of price fluctuations in the underlying market or market sector.

         (5) In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities or currencies being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities or currencies due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities or currencies which cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities or currencies and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market; such speculative activity in the futures market also may cause temporary price distortions. Third, participants could make or take delivery of the underlying securities or currencies instead of closing out their contracts. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

         (6) Options normally have expiration dates of up to three years. The exercise price of the options may be below, equal to or above the current market value of the underlying security, futures contract or currency. Options that expire unexercised have no value, and the Portfolio will realize a loss in the amount paid plus any transaction costs.

         (7) Like options on securities and currencies, options on futures contracts have a limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that liquid secondary markets for all options on futures contracts will develop.

         (8) Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post an initial margin and are subject to additional margin calls which could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when the Portfolio purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Portfolio when the use of a futures contract would not, such as when there is no movement in the value of the securities or currencies being hedged.

         (9) A Portfolio's activities in the futures and options markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions; however, a Portfolio also may save on commissions by using such contracts as a hedge rather than buying or selling individual securities or currencies in anticipation or as a result of market movements.

         (10) A Portfolio may purchase and write both exchange-traded options and options traded on the OTC market. Exchange markets for options on debt securities and foreign currencies exist but are relatively new, and the ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Although the Portfolios intend to purchase or write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on debt securities and foreign currencies) only by negotiating directly with the other party to the option contract, or in a secondary market for the option if such market exists. Although the Portfolios will enter into OTC options only with dealers which agree to enter into, and which are expected to be capable of entering into, closing transactions with the Portfolios, there can be no assurance that a Portfolio will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the contra-party, a Portfolio may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that the Portfolio would have to exercise those options which it has purchased in order to realize any profit. With respect to options written by a Portfolio, the inability to enter into a closing transaction may result in material losses to the Portfolio. For example, because a Portfolio must maintain a covered position with respect to any call option it writes on a security, futures contract or currency, the Portfolio may not sell the underlying security, futures contract or currency or invest any cash, U.S. Government securities or liquid high quality debt securities used as cover during the period it is obligated under such option. This requirement may impair a Portfolio's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

         (11) Bond index options are settled exclusively in cash. If a Portfolio writes a call option on an index, the Portfolio will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. In addition, a holder of a bond index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change.

Special Risks Related to Foreign Currency Futures Contracts and Options on Such Contracts and Options on Foreign Currencies

         Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies described below. Further, settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, the Portfolio must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery that are assessed in the issuing country.

         Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Portfolio will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of Western Asset, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract, when the purchase of the underlying futures contract would not result in a loss.

         The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

Additional Risks of Options on Securities, Futures Contracts, Options on Futures and Forward Currency Exchange Contracts and Options Thereon Traded on Foreign Exchanges

         Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the price of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Portfolios' ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lesser trading volume.

Cover for Strategies Involving Options, Futures and Forward Contracts

         A Portfolio will not use leverage in its hedging strategies. A Portfolio will not enter into an options, futures or forward currency strategy that exposes it to an obligation to another party unless it owns either (1) an offsetting ("covering") position in securities, currencies or other options, futures or forward contracts or (2) cash, receivables and liquid high quality debt securities with a value sufficient to cover its potential obligations. In the case of transactions entered into as a hedge, a Portfolio will hold securities, currencies or other options, futures or forward currency positions whose values are expected to offset ("cover") its obligations under the hedging strategies. Each Portfolio will comply with guidelines established by the SEC with respect to coverage of these strategies by mutual funds, and, if the guidelines so require, will set aside cash and/or liquid, high-grade debt securities in a segregated account with its custodian in the amount prescribed, as marked to market daily. Securities, currencies or other options or futures positions used for cover and securities held in a segregated account cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Portfolio's assets could impede portfolio management or a Portfolio's ability to meet redemption requests or other current obligations.

Forward Currency Exchange Contracts

         The International Portfolio may use forward currency exchange contracts to hedge against uncertainty in the level of future exchange rates or to enhance income.

         The International Portfolio may enter into forward currency exchange contracts with respect to specific transactions. For example, when the Portfolio anticipates purchasing or selling a security denominated in a foreign currency, or when it anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. The Portfolio will thereby attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

         The International Portfolio also may use forward currency exchange contracts to lock in the U.S. dollar value of its portfolio positions, to increase the Portfolio's exposure to foreign currencies that Western Asset believes may rise in value relative to the U.S. dollar or to shift the Portfolio's exposure to foreign currency fluctuations from one country to another. For example, when the adviser believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. These investment practices generally are referred to as "cross-currency hedging" when two foreign currencies is involved.

         The precise matching of the forward contract amount and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

         The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Portfolio to sustain losses on these contracts and transaction costs. The International Portfolio may enter into forward contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or (2) the Portfolio maintains cash, U.S. Government securities or liquid, high-grade debt securities in a segregated account with the Fund's custodian, marked to market daily, in an amount not less than the value of the Portfolio's total assets committed to the consummation of the contract. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Portfolio's adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.

         At or before the maturity date of a forward contract requiring the International Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Portfolio may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Portfolio would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

         The cost to the International Portfolio of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

         Although the International Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolio may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

Foreign Currency Exchange-Related Securities and Foreign Currency Warrants

         Foreign currency warrants entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which is inherent in the international fixed income/debt marketplace. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction.

         Foreign currency warrants are severable from the debt obligations with which they may be offered and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised.

         The expiration date of the warrants may be accelerated if the warrants are delisted from an exchange or if their trading is suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants) and, in the case where the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by OCC, the terms of foreign currency warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political and economic factors.

                         VALUATION OF PORTFOLIO SHARES

         As described in the Prospectus, securities for which market quotations are readily available are valued at current market value. Securities are valued at the last sale price for a comparable position on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one market, the securities are generally valued on the market considered by the adviser as the primary market.

         All investments valued in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time such valuation is determined. Foreign currency exchange rates are generally determined prior to the close of trading on the New York Stock Exchange. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the Exchange. Such investments will be valued at their fair value, as determined in good faith by or under the direction of the Board of Directors. Foreign currency exchange transactions of a Portfolio occurring on a spot basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market.

                             MANAGEMENT OF THE FUND

Directors and Officers

         The Fund's officers are responsible for the operation of the Fund under the direction of the Board of Directors. The officers and directors of the Fund and their principal occupations during the past five years are set forth below. An asterisk (*) indicates directors who are "interested persons" of the Fund as defined in the 1940 Act. The address of each officer and director is 117 East Colorado Blvd., Pasadena, CA 91105.


         William G. McGagh, [68] (1)(2) Chairman of the Board and Director; Consultant, McGagh Associates (corporate financial consulting), January 1989-present; Director of Pacific American Income Shares, Inc.; formerly: Senior Vice-President, Chief Financial Officer and Director of Northrop Corporation (military aircraft).

         Norman Barker, Jr., [75] Director; Director of Pacific American Income Shares, Inc., Bank Plus (holding company for Fidelity Federal Bank), ICN Pharmaceuticals, Inc. and TCW Convertible Securities Fund, Inc. (management investment company); formerly: Chairman of the Board of First Interstate Bancorp.

         Dr. Richard C. Gilman, [74] (2) Director; President Emeritus of Occidental College, 1988-present; Director of Pacific American Income Shares, Inc.; formerly: President and Chief Executive Officer of Occidental College.

         *W. Curtis Livingston, III, [54] (1) President and Director; President, Director and Chief Executive Officer of Western Asset Management Company (investment management firm and the investment adviser to the Fund), December 1980-present; President, Pacific American Income Shares, Inc.; Director, Legg Mason, Inc.

         *Ronald L. Olson, [56] (2) (3) Director; Senior Partner, Munger, Tolles & Olson LLP (a law partnership); Director of Pacific American Income Shares, Inc.

         *Louis A. Simpson, [60] (1) (4) Director; President and CEO, Capital Operations of Government Employees Insurance Company (GEICO Corporation) since May 1993; Director of Pacific American Income Shares, Inc., Potomac Electric Power Company, Potomac Capital Investment Corporation, Thompson PBE, COHR, Inc. and Salomon Inc. Formerly: Vice Chairman of GEICO (1985-1993); Senior Vice President and Chief Investment Officer of GEICO (1979-1985); President and CEO of Western Asset Management Company.

         Ronald J. Arnault, [54] Director; President of RJA Consultants (energy industry financial consulting); member, Board of Governors of The Music Center of Los Angeles and the Center Theatre Group. Formerly: Executive Vice President, Chief Financial Officer and Director of ARCO; Director of Vastar Resources, Inc., ARCO Chemical Company, SunAmerica, Inc. and Brookings Institution.

         William E. B. Siart [50] Director; Director of Pacific American Income Shares, Inc. Formerly: Chairman (1995-1996), Chief Executive Officer (1995-1996), President (1990-1996) of First Interstate Bancorp. Member of the Board of Trustees of the University of Southern California.

         Donna E. Barnes, [37] Secretary; Secretary, Pacific American Income Shares, Inc., April 1996 - present; Compliance Officer of Western Asset Management Company, 1991 - present. Formerly: Assistant Secretary of the Fund and Pacific American Income Shares, Inc., 1993-1996.

         Carl L. Eichstaedt, [37] Vice President; Portfolio Manager of Western Asset Management Company, 1994 - present; formerly: Senior partner, Portfolio Manager of Harris Investment Management, 1993-1994; Portfolio Manager of Pacific Investment Management Company, 1992-1993; Director Fixed Income of Security Pacific Investment Managers, 1990-1992; and Vice President of Chemical Securities, Inc., 1986-1990.

         Kent S. Engel, [50] Vice-President; Managing Director and Chief Investment Officer of Western Asset Management Company, 1969-present; Vice-President and Portfolio Manager of Pacific American Income Shares, Inc.

         Keith J. Gardner, [40] Vice President; Portfolio Manager of Western Asset Management Company, 1994 - present; formerly: Senior Portfolio Manager of Legg Mason, Inc., 1992-1994; Portfolio Manager of T. Rowe Price Associates, Inc., 1985-1992.

         Scott F. Grannis, [48] Vice President; Economist, Western Asset Management Company, 1989 present; Vice President of Pacific American Income Shares, Inc.; formerly: Vice-President, Leland O'Brien Rubinstein (investment advisory firm), 1986-89.

         Ilene S. Harker, [42] Vice President; Managing Director, Administration and Controls, Western Asset Management Company, 1978-present; Vice President, Pacific American Income Shares, Inc., since April 1996; Formerly: Secretary of the Fund and Secretary of Pacific American Income Shares, Inc., 1993-1996.

         James W. Hirschmann, III, [37] Vice-President; Managing Director, Marketing, Western Asset Management Company, April 1989-present and Western Asset Global Management Limited, January 1997- present; formerly: Vice-President and Director of Marketing, Financial Trust Corporation (bank holding company), January 1988 - April 1989; Vice-President of Marketing, Atalanta/Sosnoff Capital (investment management company), January 1986 - January 1988.

         Marie K. Karpinski, [48] Vice-President and Treasurer; Vice-President and Treasurer of nine Legg Mason funds (open-end investment companies); Assistant Treasurer of Pacific American Income Shares, Inc. (closed-end investment company); Treasurer of Legg Mason Fund Adviser, Inc., March 1986-present; Vice- President of Legg Mason Wood Walker, Inc., February 1992 - present.

         Randolph L. Kohn, [50] Vice-President; Managing Director, Client Services, Western Asset Management Company, 1984-present.

         S. Kenneth Leech, [43] Vice-President; Managing Director, Portfolio Management, Western Asset Management Company, May 1990-present; formerly:
Portfolio Manager of Greenwich Capital, 1988-1990; Fixed Income Manager of The First Boston Corporation (holding company; stock and bond dealers), 1985- 1987.

         Edward A. Moody, [47] Vice-President; Portfolio Manager, Western Asset Management Company, 1985-present.

         Joseph L. Orlando, [37] Vice-President; Marketing Executive of Western Asset Management Company, 1992-present; formerly: Regional Manager of T. Rowe Price Associates (investment management firm), January 1988 - July 1992.

         Steven T. Saruwatari, [32] Assistant Treasurer; Senior Financial Officer, Western Asset Management Company, 1995-present; formerly:
Controller-Finance for LaSalle Paper Company/Spicers Paper, Inc. (distributor of fine printing papers), June 1991-November 1994; and Senior Auditor for Coopers and Lybrand (international public accounting firm), September 1988 - May 1991.

         Stephen A. Walsh, [38] Vice-President: Managing Director and Portfolio Manager, Western Asset Management Company, 1991 - present; formerly: Portfolio Manager and Trader of Security Pacific Investment Managers, Inc. (investment management company), 1989-1991.

--------------------
(1) Member of the Executive Committee of the Board. When the full Board is not in session, the Executive Committee may exercise all the powers held by the Board in the management of the business and affairs of the Fund that may be lawfully exercised by the full Board, except the power to declare a dividend, to authorize the issuance of stock, to recommend to stockholders any matter requiring stockholders' approval, to amend the By-Laws, or to approve any merger or share exchange which does not require shareholder approval.

(2) Member of the Audit Committee of the Board. The Audit Committee meets with the Fund's independent accountants to review the financial statements of the Fund, the arrangements for special and annual audits, the adequacy of internal controls, the Fund's periodic reporting process, material contracts entered into by the Fund, the services provided by the accountants, any proposed changes in accounting practices or principles, the independence of the accountants; and to report on such matters to the Board.

         The Fund has no nominating or compensation committee.

(3) Mr. Olson may be deemed an interested person because the law firm in which he is a partner has provided certain services to the Fund and its investment adviser.

(4) Because Mr. Simpson is a Director of Salomon Inc., the parent company of a registered broker-dealer, Mr. Simpson may be an interested person.

         Officers and directors of the Fund who are affiliated persons of the Adviser, Administrator or Distributors receive no salary or fees from the Fund. Non-affiliated directors of the Fund receive a fee of $2,000 annually for serving as a director, and a fee of $500 and related expenses per Portfolio for each meeting of the Board of Directors attended by them. The Chairman of the Board receives an additional $1,000 per year for serving in that capacity.

         The following table provides certain information relating to the compensation of the Fund's directors and senior executive officers for the fiscal year ended June 30, 1997.

                               COMPENSATION TABLE
                               ------------------

=========================================================================================================
                                     Aggregate Compensation From          Total Compensation From Fund
Name of Person and Position          the Fund*                            and Complex Paid to Directors**
---------------------------------------------------------------------------------------------------------
William G. McGagh -
Chairman of the Board and Director   $12,000                              $20,400
---------------------------------------------------------------------------------------------------------
Dr. Richard C. Gilman - Director     $10,500                              $18,500
---------------------------------------------------------------------------------------------------------
Ronald L. Olson - Director           $10,500                              $18,600
---------------------------------------------------------------------------------------------------------
W. Curtis Livingston, III - President
and Director                         None                                 None
---------------------------------------------------------------------------------------------------------
Norman Barker, Jr. - Director        $10,000                              $20,400
---------------------------------------------------------------------------------------------------------
Louis A. Simpson - Director          $10,500                              $18,600
---------------------------------------------------------------------------------------------------------
William E. B. Siart - Director       $500                                 $500
---------------------------------------------------------------------------------------------------------
Ronald J. Arnault - Director         $0                                   $0
---------------------------------------------------------------------------------------------------------
Ilene S. Harker - Vice President     None                                 None
---------------------------------------------------------------------------------------------------------
Marie K. Karpinski - Vice President
and Treasurer                        None                                 None
=========================================================================================================

       * Represents fees paid to each director during the fiscal year ended June 30, 1997.

      ** Represents aggregate compensation paid to each director during the calendar year ended December 31, 1996. The complex consists of the Fund and Pacific American Income Shares, Inc.

The Portfolios' Investment Adviser

         Western Asset Management Company ("Western Asset"), 117 East Colorado Boulevard, Pasadena, CA 91105, serves as investment adviser to the Corporate, Mortgage and International Securities Portfolios under an investment advisory and administration agreement dated June 30, 1992, between Western Asset and the Fund ("Advisory Agreement").

         The Advisory Agreement was most recently approved by the Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Fund, the advisers or their affiliates, on April 8, 1997. Under the Advisory Agreement, Western Asset is responsible, subject to the general supervision of the Fund's Board of Directors, for the actual management of the assets of the Portfolios, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, consistent with the investment objectives and policies described in the Portfolios' Prospectus and this Statement of Additional Information. Western Asset is also responsible for the compensation of directors and officers of the Fund who are employees of Western Asset or its affiliates.

         Western Asset receives for its services to the Fund an advisory fee calculated daily and payable monthly, at an annual rate equal to .175% of each Domestic Portfolio's average daily net assets and .475% of the International Portfolio's average daily net assets. For the International Portfolio, Western Asset received $1,252,466 (prior to fees waived of $1,054,708), $970,680 (prior to fees waived of $970,680) and $480,824 (prior to fees waived of $480,824) for the years ended June 30, 1997, 1996 and 1995, respectively.

         Each Portfolio pays all of its other expenses which are not assumed by the adviser or the Administrator. These expenses include, among others, expenses of preparing and printing prospectuses, statements of additional information, proxy statements and reports and of distributing them to existing shareholders, custodian charges, transfer agency fees, organizational expenses, compensation of the directors who are not "interested persons" of the adviser, Administrator or Distributor, as that term is defined in the 1940 Act, legal and audit expenses, insurance expenses, expenses of registering and qualifying shares of the Portfolio for sale under federal and state law, distribution fees, governmental fees, expenses incurred in connection with membership in investment company organizations, interest expense, taxes and brokerage fees and commissions. The Portfolios also are liable for such nonrecurring expenses as may arise, including litigation to which a Portfolio or the Fund may be a party. The Fund may also have an obligation to indemnify its directors and officers with respect to litigation.

         Under the Advisory Agreement, Western Asset will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

         The Advisory Agreement terminates automatically upon assignment and is terminable with respect to any Portfolio at any time without penalty by vote of the Fund's Board of Directors, by vote of a majority of that Portfolio's outstanding voting securities, or by the adviser, on not less than 60 days' notice to the other party, and may be terminated immediately upon the mutual written consent of the parties.

The Fund's Administrator

         Legg Mason Fund Adviser, Inc. ("Administrator"), 111 South Calvert Street, Baltimore, MD 21202, serves as the administrator for the Fund under Administration Agreements with Western Asset dated June 30, 1992 ("Administration Agreements"). The Administration Agreements were most recently approved by the Fund's Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Fund, the Administrator or its affiliates on April 8, 1997.

         Under the Administration Agreements, the Administrator is obligated to provide the Portfolios with office space and certain officers, to oversee accounting and recordkeeping services provided by the Fund's custodian and transfer and dividend-disbursing agent, and to provide shareholder services not provided by the Fund's transfer and dividend disbursing agent.

         The Administrator receives for its services to the Fund an administrative fee, calculated daily and payable monthly, at an annual rate equal to 0.025% of each of the Domestic Portfolio's average daily net assets and 0.075% of the International Portfolio's average daily net assets. For the years ended June 30, 1997, 1996 and 1995, the Administrator received administrative fees from the International Portfolio of $197,758, $182,007 and $90,158, respectively.

The Fund's Distributor

         Legg Mason Wood Walker, Incorporated ("Legg Mason"), 111 South Calvert Street, Baltimore, MD 21202, acts as a distributor of the shares of the Fund pursuant to an Underwriting Agreement with the Fund dated August 24, 1990 ("Underwriting Agreement"). This Agreement was most recently approved by the Fund's Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Fund, Legg Mason or its affiliates, on April 8, 1997.

         Legg Mason is not obligated to sell any specific amount of Fund shares and receives no compensation pursuant to the Underwriting Agreement. The Underwriting Agreement is terminable with respect to any Portfolio without penalty, at any time, by vote of a majority of the Fund's disinterested directors, or by vote of the holders of a majority of the shares of that Portfolio, or by Legg Mason upon 60 days' notice to the Fund.

         Arroyo Seco, Inc. ("Arroyo Seco"), 117 East Colorado Boulevard, Pasadena, CA 91105, a wholly owned subsidiary of the Adviser, is also authorized to offer the Fund's shares for sale to its customers pursuant to an Agreement dated November 9, 1995. This Agreement was most recently approved by the Fund's Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Fund, Arroyo Seco, the Adviser or their affiliates, on April 8, 1997.

         The Fund makes no payments to Arroyo Seco in connection with the offer or sale of the Fund's shares, and Arroyo Seco does not collect any commissions or other fees from customers in connection with the offer or sale of the Fund's shares. Arroyo Seco is not obligated to sell any specific amount of Fund shares. The Agreement is terminable without penalty, at any time, by vote of a majority of the Fund's directors, a majority of the Fund's disinterested directors, or a majority of the Fund's outstanding shares, or by Arroyo Seco upon 60 days' notice to the Fund.

Expense Limitations

         Western Asset has agreed to waive its fees or reimburse each of the Corporate and Mortgage Portfolios to the extent a Portfolio's expenses (exclusive of taxes, interest, brokerage and other transaction expenses and any extraordinary expenses) exceed during any month an annual percentage rate equal to .25% of the Portfolio's average daily net assets. Western Asset has agreed to waive its fees or reimburse the International Portfolio to the extent the Portfolio's expenses (exclusive of taxes, interest, brokerage and other transaction expenses and any extraordinary expenses) exceed during any month an annual percentage rate equal to .85% of the Portfolio's average daily net assets. These voluntary expense limitations are in effect to October 30, 1998. In addition, Western Asset has voluntarily waived for calendar year 1997 all of its fees for services to the International Portfolio under its management agreement, other than the portion of such fee equal to the fee paid by Western Asset to the Administrator (at an annual rate of .075% of average net assets) for services to the International Portfolio under the Administration Agreement.

                        PRINCIPAL HOLDERS OF SECURITIES

         Set forth below is a table which contains the name, address and percentage of ownership of each person who is known by the Fund to own beneficially five percent or more of the outstanding shares of the International Portfolio as of October 15, 1997:


============================================================================================
                     Name and Address                                % of Ownership
                                                                          As of
                                                                    October 15, 1997
============================================================================================
AT&T                                                                       15.25%
One Oak Way, Room 3ED146
Berkeley Heights, N.J. 07922
--------------------------------------------------------------------------------------------
AT&T Long Distance                                                         14.03%
One Oak Way
Berkeley Heights, NJ  07922
--------------------------------------------------------------------------------------------
IBM                                                                        13.71%
3001 Summer Street
Stanford, CT  06905
--------------------------------------------------------------------------------------------
Lockheed Master Trust                                                      10.45%
6801 Rockledge Drive
Bethesda, MD  20817
--------------------------------------------------------------------------------------------
Northwest Airlines                                                         10.41%
5104 Northwest Drive
St. Paul, MN  55111
--------------------------------------------------------------------------------------------
Florida P&L Group Pension Plan                                              8.46%
700 Universe Blvd.
Juno Beach, FL  33408
--------------------------------------------------------------------------------------------
Southern Baptist                                                            8.29%
2401 Cedar Springs Road
Dallas, TX  75221
============================================================================================


     The following chart contains the name, address and percentage of ownership of each person who is known by the Fund to own of record five percent or more of the outstanding shares of the International Portfolio as of October 15, 1997:



============================================================================================
                     Name and Address                                % of Ownership
                                                                          As of
                                                                    October 15, 1997
============================================================================================
Northern Trust Company                                                     10.72%
10 S. LaSalle Street
Chicago,  IL  60675
--------------------------------------------------------------------------------------------
Bankers Trust Company of California, N.A.                                  12.43%
Arco Finance Station
Los Angeles,  CA  90071
--------------------------------------------------------------------------------------------
State Street Bank & Trust Company                                          12.12%
One Heritage Drive
North Quincy, MA 02171
============================================================================================


============================================================================================
                     Name and Address                                % of Ownership
                                                                          As of
                                                                    October 15, 1997
============================================================================================
Chase Manhattan Bank                                                          13.71%
Chase Metrotech Center
Brooklyn, NY 11245
--------------------------------------------------------------------------------------------
Mac & Co.                                                                     30.59%
P.O. Box 3198
Pittsburgh, PA  15230
--------------------------------------------------------------------------------------------
Boston Safe Deposit & Trust                                                    8.46%
Cabot Road
Medford, MA 02155
============================================================================================


                           PURCHASES AND REDEMPTIONS

         The Fund reserves the right to modify or terminate the mail, telephone or wire redemption services described in the Prospectus at any time. The Fund also reserves the right to suspend or postpone redemptions (1) for any period during which the New York Stock Exchange ("Exchange") is closed (other than for customary weekend and holiday closings), (2) when trading in markets the Fund normally utilizes is restricted or an emergency, as defined by rules and regulations of the SEC, exists, making disposal of the Fund's investments or determination of its net asset value not reasonably practicable, or (3) for such other periods as the SEC by regulation or order may permit for protection of the Fund's shareholders. In the case of any such suspension, an investor may either withdraw the request for redemption or receive payment based upon the net asset value next determined after the suspension is lifted.

         The Fund agrees to redeem shares of each Portfolio solely in cash up to the lesser of $250,000 or 1% of the Portfolio's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Fund reserves the right to pay any redemption price exceeding this amount in whole or in part by a distribution in kind of readily marketable securities held by a Portfolio in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         The portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. Short-term securities are excluded from the calculation. For the years ended June 30, 1997 and 1996, the International Portfolio's portfolio turnover rates were 290.56% and 348.40%, respectively.

         Under the Advisory Agreement, the adviser is responsible for the execution of that Portfolio's portfolio transactions. In selecting brokers or dealers, the adviser must seek the most favorable price (including the applicable dealer spread) and execution for such transactions, subject to the possible payment as described below of higher brokerage commissions or spreads to brokers or dealers who provide research and analysis. The Fund may not always pay the lowest commission or spread available. Rather, in placing orders on behalf of the Fund, the adviser will also take into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's or dealer's facilities (including the services described below) and any risk assumed by the executing broker or dealer.

         Consistent with the policy of obtaining most favorable price and execution, the adviser may give consideration to research, statistical and other services furnished by broker-dealers to the adviser for its use, may place orders with broker-dealers who provide supplemental investment and market research and securities and economic analysis, and may pay to those broker-dealers a higher brokerage commission or spread than may be charged by other broker-dealers. In selecting a broker, the adviser may consider that such research, analysis and other services may be useful to it in connection with services to clients other than the Fund. The adviser's fees are not reduced by reason of its receiving such brokerage and research services.

         The Fund may not buy securities from, or sell securities to, the adviser, or affiliated persons of the adviser as principal, except as permitted by the rules and regulations of the SEC. Subject to certain conditions, the Fund may purchase securities that are offered in underwritings in which an affiliate of the adviser is a participant, although the Fund may not make such purchases directly from such affiliate.

         The Adviser will select brokers to execute portfolio transactions. In the over-the-counter market, the Fund generally will deal with responsible primary market-makers unless a more favorable execution can otherwise be obtained.

         Investment decisions for the Fund are made independently from those of other funds and accounts advised by the adviser. However, the same security may be held in the portfolios of more than one fund or account. When two or more accounts simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated to each account. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account's ability to participate in larger volume transactions may produce better executions and prices. For the years ended June 30, 1997 and 1996, the International Portfolio paid $15,440 and $9,685, respectively, in brokerage commissions on futures and options transactions. For the year ended June 30, 1995, the International Portfolio paid no brokerage commissions.

                           ADDITIONAL TAX INFORMATION

General

         In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), each Portfolio must distribute annually to its shareholders at least 90% of its investment company taxable income (consisting generally of net investment income, net gains from certain foreign currency transactions and net short-term capital gain, if any) ("Distribution Requirement") and must meet several additional requirements. With respect to each Portfolio, these requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Portfolio must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months: options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the Portfolio's principal business of investing in securities (or options and futures with respect to securities) ("Short-Short Limitation"); (3) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets; and (4) at the close of each quarter of the Portfolio's taxable year, not more than 25% of its total assets may be invested in securities (other than U.S. Government securities) of any one issuer.

         A distribution declared by a Portfolio in December of any year and payable to shareholders of record on a date in that month will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 if the distribution is paid by the Portfolio during the following January. Such a distribution, therefore, will be taxable to shareholders for the year in which that December 31 falls.

Hedging Transactions

         The use of hedging and option income strategies, such as writing and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by a Portfolio. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures and forward contracts derived by a Portfolio with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures contracts (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures and forward contracts on foreign currencies, that are not directly related to a Portfolio's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the Short-Short Limitation if they are held for less than three months.

         If a Portfolio satisfies certain requirements, any increase in value on a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Portfolio satisfies the Short- Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that Limitation. Each Portfolio intends that, when it engages in hedging transactions, they will qualify for this treatment, but at the present time it is not clear whether this treatment will be available for all of each Portfolio's hedging transactions. To the extent this treatment is not available, a Portfolio may be forced to defer the closing out of certain options and futures contracts beyond the time when it otherwise would be advantageous to do so, in order for the Portfolio to qualify as a RIC.

Foreign Securities

         The International Portfolio may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a RIC that holds stock of a PFIC will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the RIC distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the RIC's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

         If the International Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Portfolio would be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which would have to be distributed because of the Distribution Requirement and to avoid imposition of the 4% excise tax referred to in the Prospectus -- even if those earnings and gain were not received by the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Original Issue Discount

         A Portfolio may purchase zero coupon or other debt securities issued with original issue discount. Original issue discount that accrues in a taxable year must be included in a Portfolio's income and therefore an equivalent amount must be distributed to satisfy the Distribution Requirement and avoid imposition of the 4% excise tax. Because the original issue discount earned by a Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of other securities and use the proceeds thereof to make the necessary distributions. A Portfolio may realize capital gains or losses from those dispositions, which would increase or decrease the Portfolio's investment company taxable income and/or net capital gain. In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the Short-Short Limitation, any such gains would reduce the Portfolio's ability to sell other securities (and certain options, futures, and, with respect to the International Portfolio, forward contracts and foreign currencies) held for less than three months that it might wish to sell in the ordinary course of its portfolio management.

Miscellaneous

         If a Portfolio invests in shares of preferred stock or otherwise holds dividend-paying securities as a result of exercising a conversion privilege, a portion of the dividends from the Portfolio's investment company taxable income (whether paid in cash or reinvested in additional Portfolio shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Portfolio from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

         If shares of any Portfolio are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors should also be aware that if shares are purchased shortly before the record date for any distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable dividend or capital gain distribution.

         Dividends and interest received by a Portfolio, and gains realized by a Portfolio on foreign securities, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Portfolio's securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

                               OTHER INFORMATION

         The Fund is a Maryland corporation, incorporated on May 16, 1990. The capitalization of the Fund consists of five billion shares of common stock with a par value of $0.001 each. The Fund has six Portfolios in addition to the three Portfolios described herein. The Board of Directors may establish additional Portfolios (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional Portfolios will not alter the rights of the Fund's shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of a Portfolio, each shareholder is entitled to receive his or her pro rata share of the net assets of that Portfolio.

Performance Information

         The Fund may, from time to time, include the total return of its Portfolios in marketing materials or reports to shareholders or prospective investors. Quotations of average annual total return for a Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Portfolio over periods of one, five and ten years (up to the life of the Portfolio), calculated pursuant to the following formula:
P (1 + T)(exponent n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Portfolio expenses on an annual basis and assume that all dividends and other distributions are reinvested when paid.

The International Securities Portfolio's returns as of June 30, 1997 were as follows:

                                                                 Average
                                           Cumulative             Annual
                                          Total Return         Total Return
                                          ------------         ------------
One Year                                      12.83%              12.83%
Life of Fund(A)                               38.12%               7.47%

-------------
(A) Fund's inception January 7, 1993.

     The Fund's performance may fluctuate daily depending upon such factors as the average maturity of its securities, changes in investments, changes in interest rates and variations in operating expenses. Therefore, current performance does not provide a basis for determining future performance. The fact that the Fund's performance will fluctuate and that shareholders' principal is not guaranteed or insured should be considered in comparing the Fund's performance with the performance on fixed-income investments. In comparing the performance of the Fund to other investment vehicles, consideration should also be given to the investment policies of each, including the types of investments owned, lengths of maturities of the portfolio, the method used to compute the performance and whether there are any special charges that may reduce the yield.

Custodian, Transfer Agent and Dividend-Disbursing Agent

     State Street Bank and Trust Company, P.O. Box 1790, Boston, Massachusetts 02105, serves as custodian of the Fund's assets. Boston Financial Data Services, Inc., P.O. Box 953, Boston, MA 02103, serves as transfer and dividend-disbursing agent and administrator of various shareholder services. Shareholders who request an historical transcript of their accounts will be charged a fee based upon the number of years researched. The Fund reserves the right, upon 60 days' written notice, to make other charges to investors to cover administrative costs.

Independent Accountants

     Price Waterhouse LLP, 1306 Concourse Drive, Suite 100, Linthicum, Maryland 21090, has been selected by the Board of Directors to serve as the Fund's independent accountants.

Legal Counsel

     Ropes & Gray, Boston, MA serves as legal counsel to the Fund.

                              FINANCIAL STATEMENTS

     The International Portfolio's Portfolio of Investments as of March 31, 1998, the Statement of Assets and Liabilities as of March 31, 1998, the Statement of Operations for the nine month period ended March 31, 1998, the Statement of Changes in Net Assets for the periods ended March 31, 1998 and June 30, 1997; and the Financial Highlights for the periods presented, the Notes to Financial Statements and the related Report of the Independent Accountants, all of which are included in the International Portfolio's report for the nine month period ended March 31, 1998, are hereby incorporated by reference in this Statement of Additional Information.

                                                                      APPENDIX A

                             RATINGS OF SECURITIES


Description of Moody's Investors Service, Inc. ("Moody's") corporate bond ratings:
-------------------------------------------------------------------------

   Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A-Bonds which are rated A possess many favorable investment attributes and are to be considered upper- medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa-Bonds which are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Description of Standard & Poor's corporate bond ratings:
--------------------------------------------------------

   AAA-This is the highest rating assigned by Standard & Poor's to an obligation and indicates an extremely strong capacity to pay principal and interest.

   AA-Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

   A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

   BBB-Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

   BB, B, CCC, CC-Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Description of Moody's preferred stock ratings:
-----------------------------------------------

   aaa-An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stock.

   aa-An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

   a-An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

   baa-An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

   ba-An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

Description of Moody's Short-Term Debt Ratings
----------------------------------------------

   Prime-1. Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

   Prime-2. Issuers (or supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Description of Standard & Poor's Commercial Paper Ratings
---------------------------------------------------------

   A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

   A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.


   A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for the issues designated "A-1".

                           PART C. OTHER INFORMATION

Item 24.     Financial Statements and Exhibits

             (a)  Financial Statements

             The Registrant is an open-end management investment company with 11 portfolios. The following financial statements are included in this Registration Statement for the respective portfolios:

             Western Asset Core Portfolio, Western Asset Intermediate Portfolio, Western Asset Limited Duration Portfolio and the International Securities Portfolio. The financial statements for the nine month period ended March 31, 1998 and the report of the independent accountants thereon are incorporated into the Statement of Additional Information (Part B) by reference to the Annual Report to Shareholders for the same period. The Financial Data Schedules for the Western Asset Core, Intermediate and Limited Duration Portfolios and International Securities Portfolio appear as Exhibits 27.1., 27.3, 27.4 and 27.2, respectively.

    (b)  Exhibits
         (1)    Articles of Incorporation(1)
         (2)    Bylaws, as amended May 21, 1998(1)
         (3)    Voting trust  agreement -- none
         (4)    Specimen security -- not applicable
         (5)    (a) Investment Management Agreement -- filed herewith
                    (i)    Western Asset Government Money Market Portfolio
                    (ii)   Western Asset Money Market Portfolio
                    (iii)  Western Asset Core Portfolio
                    (iv)   Western Asset Core Plus Portfolio
                    (v)    Western Asset Intermediate Portfolio
                    (vi)   Western Asset Intermediate Plus Portfolio
                    (vii)  Western Asset Limited Duration Portfolio
                    (viii) Western Asset High Yield Portfolio
                    (ix)   Western Asset Non-U.S. Fixed Income Portfolio
                    (x)    Western Asset Global Strategic Income Portfolio
                    (xi)   Western Asset Enhanced Equity Portfolio
                (b) (i)    Western Asset Government Money Market Portfolio
                    (ii)   Western Asset Money Market Portfolio
                    (iii)  Western Asset Core Portfolio
                    (iv)   Western Asset Core Plus Portfolio -- Western Asset
                    (v)    Western Asset Intermediate Portfolio
                    (vi)   Western Asset Intermediate Plus Portfolio -- Western
                           Asset
                    (vii)  Western Asset Limited Duration Portfolio
                    (viii) Western Asset High Yield Portfolio
                    (ix)   Western Asset Non-U.S. Fixed Income Portfolio
                    (x)    Western Asset Global Strategic Income Portfolio --
                           Western Asset
                    (xi)   Western Asset Enhanced Equity Portfolio
                    (xii)  Western Asset Core Plus Portfolio -- WAGM
                    (xiii) Western Asset Intermediate Plus Portfolio -- WAGM
                    (xiv)  Western Asset Global Strategic Income Portfolio --
                           WAGM
         (6)    (a) Underwriting Agreement -- filed herewith
                (b) Broker Agreement(1)
         (7)    Bonus, profit sharing or pension plans -- none
         (8)    Custodian agreement(1)
         (9)    (a) Transfer Agent agreement(1)
                (b) Administration agreement(1)
         (10)   Opinion of counsel -- filed herewith
         (11) Other opinions, appraisals, rulings and consents Accountants' consent -- filed herewith
         (12)   Financial statements omitted from Item 23 -- not applicable
         (13)   Agreement for providing initial capital
                (a) Western Asset Core Portfolio, Western Asset Intermediate
                    Portfolio, Western Asset Limited Duration Portfolio, and International Securities Portfolio(1)
                (b) Western Asset Government Money Market Portfolio, Western
                    Asset Core Plus Portfolio, Western Asset Intermediate Plus Portfolio, Western Asset High Yield Portfolio, Western Asset Non-U.S. Fixed Income Portfolio, and Western Asset Global Strategic Income Portfolio -- filed herewith.
                    (xi)   Western Asset Enhanced Equity Portfolio
         (14)    Prototype retirement plans -- none
         (15)    Plan pursuant to Rule 12b-1 -- filed herewith
                    (i)    Western Asset Government Money Market Portfolio
                    (ii)   Western Asset Money Market Portfolio
                    (iii)  Western Asset Core Portfolio
                    (iv)   Western Asset Core Plus Portfolio
                    (v)    Western Asset Intermediate Portfolio
                    (vi)   Western Asset Intermediate Plus Portfolio
                    (vii)  Western Asset Limited Duration Portfolio
                    (viii) Western Asset High Yield Portfolio
                    (ix)   Western Asset Non-U.S. Fixed Income Portfolio
                    (x)    Western Asset Global Strategic Income Portfolio
                    (xi)   Western Asset Enhanced Equity Portfolio

         (16)    Schedule for computation of performance quotations
                 (a) Western Asset Core Portfolio, Intermediate Portfolio and Limited Duration Portfolio(1)
                 (b)   International Securities Portfolio(1)
         (17)    Financial Data Schedules -- filed herewith as Exhibits
                 27.1 - 27.4

-------------------------

(1) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 15 to the Registration Statement, SEC File No. 33-34929, filed October 30, 1997.

Item 25.     Persons Controlled by or under Common Control with Registrant

             Registrant does not control any other person and is not under common control with any other person.

Item 26.     Number of Holders of Securities



                                                                    Number of Recordholders
    Title of Class                                                   (as of May 27, 1998)
    --------------                                               ----------------------------


        Shares of Capital Stock,
        $.001 par value                                     Institutional      Financial Intermediary
                                                            Class                        Class
                                                            ------------------------------------------

        Western Asset Core Portfolio                             83
        Western Asset Intermediate Portfolio                     38
        Western Asset Limited Duration Portfolio                  5

Item 27.          Indemnification

        Article ELEVENTH of the Articles of Incorporation provides that to the maximum extent permitted by applicable law (including Maryland law and the 1940
Act) the directors and officers of the Registrant shall not be liable to the Registrant or to any of its stockholders for monetary damages. Article ELEVENTH also provides that no amendment, alteration or repeal of the contents contained in the preceding sentence or the adoption, alteration or amendment of any other provision of the Articles or Bylaws inconsistent with Article ELEVENTH shall adversely affect any limitation of liability of any director or officer of the Registrant with respect to any act or failure to act which occurred prior to such amendment, alteration, repeal or adoption.

        Section 11.2 of Article ELEVENTH of the Registrant's Articles of Incorporation provides that the Registrant shall indemnify its present and past directors, officers, employees and agents, and persons who are serving or have served at the Registrant's request in similar capacities for other entities to the maximum extent permitted by applicable law (including Maryland law and the Investment Company Act of 1940). Section 2-418(b) of the Maryland Corporations and Associations Code ("Maryland Code") permits the Registrant to indemnify its directors unless it is established that the act or omission of the director was material to the matter giving rise to the proceeding, and (a) the act or omission was committed in bad faith or was the result of active and deliberate dishonesty; (b) the director actually received an improper personal benefit in money, property or services; or (c) in the case of a criminal proceeding, the director had reasonable cause to believe the act or omission was unlawful. Indemnification may be made against judgments, penalties, fines, settlements and reasonable expenses incurred in connection with a proceeding, in accordance with the Maryland Code. Pursuant to Section 2418(j)(2) of the Maryland Code, the Registrant is permitted to indemnify its officers, employees and agents to the same extent. The provisions set forth above apply insofar as consistent with
Section 17(h) of the 1940 Act, which prohibits indemnification of any director or officer of the Registrant against any liability to the Registrant or its shareholders to which such director or officer otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

        Section 10.1 of Article X of the Bylaws sets forth the procedures by which the Registrant will indemnify its directors, officers, employees and agents. Section 10.2 of Article X of the Bylaws provides that the Registrant may purchase and maintain insurance on behalf of the above-mentioned persons to the extent permitted by law.

        Registrant undertakes to carry out all indemnification provisions of its Articles of Incorporation and Bylaws in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is prohibited as against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

        Under the Distribution Agreement, the Fund agrees to indemnify, defend and hold the Distributor, its several officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers or directors, or any such controlling person may incur, under the 1933 Act or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated or necessary to make the Registration Statement not misleading, provided that in no event shall anything contained in the Distribution Agreement be construed so as to protect the Distributor against any liability to the Corporation or its shareholders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

        The Investment Advisory Agreements provide that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or any Portfolio in connection with the performance of the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties under the agreement. The Administration Agreements provide that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder.

Item 28.          Business and Other Connections of Investment Adviser

                I. Western Asset Management Company ("Western"), investment adviser for the Western Asset Core Portfolio, Western Asset Intermediate Portfolio, Western Asset Limited Duration Portfolio, Western Asset Enhanced Equity Portfolio, Western Asset Money Market Portfolio, Western Asset Government Money Market Portfolio, Western Asset High Yield Portfolio and International Securities Portfolio, is a registered investment adviser incorporated on October 5, 1971. Western is primarily engaged in the investment advisory business. Western also renders investment advice to other open-end registered investment companies, one closed-end registered investment company, and private accounts. Information as to the officers and directors of Western is included in its Form ADV filed on June 25, 1997 with the Securities and Exchange Commission (registration number 801-08162) and is incorporated herein by reference.

               II. Western Asset Global Management Limited ("Western Asset Global"), investment adviser to the Western Asset Non-U.S. Fixed Income Portfolio, the Western Asset Core Plus Portfolio, the Western Asset Intermediate Plus Portfolio and the Western Asset Global Strategic Income Portfolio, is a corporation organized under the laws of the United Kingdom, is registered with the Securities and Exchange commission as an investment adviser and is regulated by the securities laws of the United Kingdom. Western Asset Global has provided management of global and international fixed income portfolios since its inception; however, it does not manage assets for any other investment company. Information as to the officers and directors of Western Asset Global is included in its Form ADV filed January 27, 1997 with the Securities and Exchange Commission (registration number 801-21068) and is incorporated herein by reference.

Item 29.          Principal Underwriters
                  ----------------------
        (a)       Legg Mason Cash Reserve Trust
                  Legg Mason Special Investment Trust, Inc.
                  Legg Mason Value Trust, Inc.
                  Legg Mason Tax-Exempt Trust, Inc.
                  Legg Mason Income Trust, Inc.
                  Legg Mason Total Return Trust, Inc.
                  Legg Mason Tax-Free Income Fund
                  Legg Mason Global Trust, Inc.
                  Legg Mason Investors Trust, Inc.

        (b) The following table sets forth information concerning each director and officer of the Registrant's principal underwriter, Legg Mason Wood Walker, Incorporated ("LMWW").


                                                      Position and                      Positions and
Name and Principal                                    Offices with                      Offices with
Business Address*                                     Underwriter - LMWW                Registrant
------------------                                    ------------------                -------------
Raymond A. Mason                                      Chairman of the                   None
                                                      Board




                                                      Position and                      Positions and
Name and Principal                                    Offices with                      Offices with
Business Address*                                     Underwriter - LMWW                Registrant
------------------                                    ------------------                -------------
John F. Curley, Jr.                                   Vice Chairman                    None
                                                      of the Board

James W. Brinkley                                     President and                     None
                                                      Director

Edmund J. Cashman, Jr.                                Senior Executive                  None
                                                      Vice President and
                                                      Director

Richard J. Himelfarb                                  Senior Executive Vice             None
                                                      President and
                                                      Director

Edward A. Taber III                                   Senior Executive Vice             None
                                                      President and
                                                      Director

Robert A. Frank                                       Executive Vice                    None
                                                      President and
                                                      Director

Robert G. Sabelhaus                                   Executive Vice                    None
                                                      President and
                                                      Director

Charles A. Bacigalupo                                 Senior Vice                       None
                                                      President,
                                                      Secretary and
                                                      Director

F. Barry Bilson                                       Senior Vice                       None
                                                      President and
                                                      Director

Thomas M. Daly, Jr.                                   Senior Vice                       None
                                                      President and
                                                      Director

Jerome M. Dattel                                      Senior Vice                       None
                                                      President and
                                                      Director

Robert G. Donovan                                     Senior Vice                       None
                                                      President and
                                                      Director

Thomas E. Hill                                        Senior Vice                       None
One Mill Place                                        President and
Easton, MD  21601                                     Director

Arnold S. Hoffman                                     Senior Vice                       None
1735 Market Street                                    President and




                                                      Position and                      Positions and
Name and Principal                                    Offices with                      Offices with
Business Address*                                     Underwriter - LMWW                Registrant
------------------                                    ------------------                -------------

Philadelphia, PA  19103                               Director

Carl Hohnbaum                                         Senior Vice                       None
24th Floor                                            President and
Two Oliver Plaza                                      Director
Pittsburgh, PA  15222

William B. Jones, Jr.                                 Senior Vice                       None
1747 Pennsylvania                                     President and
  Avenue, N.W.                                        Director
Washington, D.C. 20006

Laura L. Lange                                        Senior Vice                       None
                                                      President and
                                                      Director

Marvin H. McIntyre                                    Senior Vice                       None
1747 Pennsylvania                                     President and
  Avenue, N.W.                                        Director
Washington, D.C.  20006

Mark I. Preston                                       Senior Vice                       None
                                                      President and
                                                      Director

Joseph Sullivan                                       Senior Vice                       None
                                                      President and
                                                      Director

M. Walter D'Alessio, Jr.                              Director                          None
1735 Market Street
Philadelphia, PA  19103

W. William Brab                                       Senior Vice                       None
                                                      President

Deepak Chowdhury                                      Senior Vice                       None
255 Alhambra Circle                                   President
Coral Gables, FL  33134

Harry M. Ford, Jr.                                    Senior Vice                       None
                                                      President

Dennis A. Green                                       Senior Vice                       None
                                                      President

William F. Haneman, Jr.                               Senior Vice                       None
One Battery Park Plaza                                President
New York, New York  10005

Theodore S. Kaplan                                    Senior Vice                       None
                                                      President and
                                                      General Counsel

Seth J. Lehr                                          Senior Vice                       None
1735 Market St                                        President



                                                      Position and                      Positions and
Name and Principal                                    Offices with                      Offices with
Business Address*                                     Underwriter - LMWW                Registrant
------------------                                    ------------------                -------------

Philadelphia, PA  19103

Horace M. Lowman, Jr.                                 Senior Vice                       None
                                                      President and
                                                      Asst. Secretary

Robert L. Meltzer                                     Senior Vice                       None
One Battery Park Plaza                                President
New York, NY  10004

Jonathan M. Pearl                                     Senior Vice                       None
1777 Reisterstown Rd.                                 President
Pikesville, MD  21208

John A. Pliakas                                       Senior Vice                       None
125 High Street                                       President
Boston, MA  02110

Gail Reichard                                         Senior Vice                       None
                                                      President

Timothy C. Scheve                                     Senior Vice                       None
                                                      President and
                                                      Treasurer

Elisabeth N. Spector                                  Senior Vice                       None
                                                      President

Robert J. Walker, Jr.                                 Senior Vice                       None
200 Gibraltar Road                                    President
Horsham, PA  19044

William H. Bass, Jr.                                  Vice President                    None

Nathan S. Betnun                                      Vice President                    None

John C. Boblitz                                       Vice President                    None

Andrew J. Bowden                                      Vice President                    None

D. Stuart Bowers                                      Vice President                    None

Edwin J. Bradley, Jr.                                 Vice President                    None

Scott R. Cousino                                      Vice President                    None

Joseph H. Davis, Jr.                                  Vice President                    None
1735 Market Street
Philadelphia, PA  19380

Terrence R. Duvernay                                  Vice President                    None
1100 Poydras St.
New Orleans, LA 70163

John R. Gilner                                        Vice President                    None




                                                      Position and                      Positions and
Name and Principal                                    Offices with                      Offices with
Business Address*                                     Underwriter - LMWW                Registrant
------------------                                    ------------------                -------------


Richard A. Jacobs                                     Vice President                    None

C. Gregory Kallmyer                                   Vice President                    None

Edward W. Lister, Jr.                                 Vice President                    None

Marie K. Karpinski                                    Vice President                    Vice President
                                                                                        and Treasurer

Mark C. Micklem                                       Vice President                    None
1747 Pennsylvania Ave.
Washington, DC  20006

Hance V. Myers, III                                   Vice President                    None
1100 Poydras St.
New Orleans, LA 70163

Gerard F. Petrik, Jr.                                 Vice President                    None

Douglas F. Pollard                                    Vice President                    None

K. Mitchell Posner                                    Vice President                    None
1735 Market Street
Philadelphia, PA  19103

Carl W. Riedy, Jr.                                    Vice President                    None

Jeffrey M. Rogatz                                     Vice President                    None

Thomas E. Robinson                                    Vice President                    None

Douglas M. Schmidt                                    Vice President                    None

Robert W. Schnakenberg                                Vice President                    None
1111 Bagby St.
Houston, TX 77002

Henry V. Sciortino                                    Vice President                    None
1735 Market St.
Philadelphia, PA 19103

Chris Scitti                                          Vice President                    None

Eugene B. Shephard                                    Vice President                    None
1111 Bagby St.
Houston, TX  77002-2510

Lawrence D. Shubnell                                  Vice President                    None

Alexsander M. Stewart                                 Vice President                    None
One World Trade Center
New York, NY  10048

Robert S. Trio                                        Vice President                    None
1747 Pennsylvania Ave.
Washington, DC 20006



                                                      Position and                      Positions and
Name and Principal                                    Offices with                      Offices with
Business Address*                                     Underwriter - LMWW                Registrant
------------------                                    ------------------                -------------

William A. Verch                                      Vice President                    None

Lewis T. Yeager                                       Vice President                    None

Joseph F. Zunic                                       Vice President                    None


____________

        * All addresses are 100 Light Street, Baltimore, Maryland 21202, unless otherwise indicated.

The following table sets forth information concerning each director and officer of Arroyo Seco, Inc. ("Arroyo").



                                                      Position and                      Positions and
Name and Principal                                    Offices with                      Offices with
Business Address**                                    Underwriter - Arroyo              Registrant
------------------                                    --------------------              --------------


Ilene S. Harker                                       Chief Executive                   Vice President
                                                      Officer and Director

Donna E. Barnes                                       Corporate Secretary               Secretary

James W. Hirschmann                                   Director and Director             Vice President
                                                      of Marketing

Randolph L. Kohn                                      Director and Director of          Vice President
                                                      Client Services

Steven T. Saruwatari                                  Chief Financial Officer          Vice President

W. Curtis Livingston, III                             Director                         President and Director



-----------------
        ** All addresses are 117 East Colorado Boulevard, Pasadena, California 91105, unless otherwise indicated.

                  (c) The Registrant has no principal underwriter which is not an affiliated person of the Registrant or an affiliated person of such an affiliated person.

Item 30.          Location of Accounts and Records

                  State Street Bank and Trust Company
                  P.O. Box 1713
                  Boston, Massachusetts 02105

Item 31.          Management Services --  none

Item 32.          Undertakings

                  (c) Registrant hereby undertakes to provide each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders upon request and without charge.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Western Asset Trust, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pasadena and State of California, on the 12th day of March, 1998.

                                        WESTERN ASSET TRUST, INC.

                                        By: /s/ W. Curtis Livingston, III
                                            _____________________________
                                                W. Curtis Livingston, III
                                                President and Director

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



Signature                                              Title                                   Date
---------                                              -----                                   ----

/s/ W. Curtis Livingston, III                          President and Director         March 12, 1998
_____________________________
W. Curtis Livingston, III

/s/ Norman Barker, Jr.                                 Director                       March 12, 1998
______________________________
Norman Barker, Jr.*

/s/ Richard C. Gilman                                  Director                       March 12, 1998
______________________________
Richard C. Gilman*

/s/ Ronald J. Arnault                                  Director                       March 12, 1998
______________________________
Ronald J. Arnault*

/s/ William G. McGagh                                  Director                       March 12, 1998
______________________________
William G. McGagh*

/s/ Ronald L. Olson                                    Director                       March 12, 1998
______________________________
Ronald L. Olson*

/s/ Louis A. Simpson                                   Director                       March 12, 1998
______________________________
Louis A. Simpson*

/s/ William E. B. Siart                                Director                       March 12, 1998
______________________________
William E. B. Siart*

/s/ Marie K. Karpinski                                 Vice President
______________________________                         and Treasurer                 March 12, 1998
Marie K. Karpinski*


*Signatures affixed by W. Curtis Livingston, III pursuant to a power of attorney dated November 13, 1997, a copy of which is filed herewith.

                        WESTERN ASSET MANAGEMENT COMPANY


                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Ilene S. Harker, Kent S. Engel, and W. Curtis Livingston, III, as his or her true and lawful attorneys-in-fact and agents, each acting along, with full powers of substitution, for him or her in his or her name, place and stead, in any and all capacities, to sign any or all post-effective amendments to this Registration Statement of Western Asset Trust, Inc., and to file the same, with all exhibits thereto, and all other documents in connection therewith, of the Securities Act of 1933, File No. 33-34929 and The Investment Company of Act 1940, File No. 811-06110, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute may lawfully do or cause to be done by virtue hereof.


Signature                                              Title                          Date
---------                                              -----                          ----

/s/ W. Curtis Livingston, III                          Director                       November 13, 1997
_____________________________
W. Curtis Livingston, III

/s/ Ronald J. Arnault                                  Director                       November 13, 1997
_____________________
Ronald J. Arnault

/s/ Norman Barker, Jr.                                 Director                       November 13, 1997
______________________
Norman Barker, Jr.

/s/ Richard C. Gilman                                  Director                       November 13, 1997
_____________________
Richard C. Gilman

/s/ William G. McGagh                                  Director                       November 13, 1997
_____________________
William G. McGagh

/s/ Ronald L. Olson                                    Director                       November 13, 1997
___________________
Ronald L. Olson

/s/ William E. B. Siart                                Director                       November 13, 1997
_______________________
William E. B. Siart

/s/ Louis A. Simpson                                   Director                       November 13, 1997
____________________
Louis A. Simpson

/s/ Marie K. Karpinski                                 Vice President                 November 13, 1997
______________________                                 and Treasurer
Marie K. Karpinski                                     (principal financial
                                                       and accounting
                                                       officer)